As filed with the Securities and Exchange Commission on July 5, 2006

1933 Act File No. 333-133715
1940 Act File No. 811-04915

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2
(Check Appropriate Box or Boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|X|
Pre-Effective Amendment No. 1	| |
Post-Effective Amendment No.	| |
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	|X|
Amendment No. 52	|X|

DNP SELECT INCOME FUND INC.
(Exact Name of Registrant as Specified in Charter)
 55 East Monroe Street, Suite 3600
Chicago, Illinois 60603
(Address of Principal Executive Offices)
(312) 368-5510
(Registrant’s Telephone Number, including Area Code)
Nathan I. Partain, CFA
DNP Select Income Fund Inc.
55 East Monroe Street, Suite 3600
Chicago, Illinois 60603
(Name and Address of Agent for Service)
Copies to:

John R. Sagan, Esq.	Thomas A. Hale	Kevin J. Carr, Esq.
Lawrence R. Hamilton, Esq.	Skadden, Arps, Slate,	Phoenix Life Insurance Company
Mayer, Brown, Rowe & Maw LLP	Meagher & Flom LLP	One American Row
71 South Wacker Drive	333 West Wacker Drive	Hartford, Connecticut 06102
Chicago, Illinois 60606	Chicago, Illinois 60606	(860) 403-5000
(312) 782-0600	(312) 407-0700

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box   |  |

It is proposed that this filing will become effective (check appropriate box):
|X|	when declared effective pursuant to Section 8(c).

If appropriate, check the following box:
| |	This post-effective amendment designates a new effective date for a previously filed registration statement.
| |	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities
Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum	Amount of
Title of Securities	Amount Being	Offering Price Per	Aggregate Offering	Registration
Being Registered	Registered	Unit	Price	Fee

Auction Preferred Stock,
$0.001 par value per share	8,000 shares	$25,000	$200,000,000	$21,400(1)

(1)  Previously paid

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	Subject to Completion	July 5, 2006

$200,000,000
DNP Select Income Fund Inc.

4,000 Shares Series T 4,000 Shares Series TH
Auction Preferred Stock (“APS”)
Liquidation Preference $25,000 Per Share

Investment objectives. DNP Select Income Fund Inc. (the “Fund”) is a diversified, closed-end management investment company. The Fund’s primary investment objectives are current income and long-term growth of income. Capital appreciation is a secondary objective. There can be no assurance that the Fund will achieve its investment objectives.

Investment adviser. Duff & Phelps Investment Management Co. (the “Adviser”) has acted as the Fund’s investment adviser since the Fund’s inception in 1987. As of March 31, 2006, the Adviser managed approximately $6.6 billion in assets, including approximately $2.7 billion in securities of public utility companies. The Adviser’s address is 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603.

Portfolio contents. The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of equity and fixed income securities of companies in the public utilities industry. Under normal conditions, more than 65% of the Fund’s total assets will be invested in securities of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services.

            (continued on inside cover)

Before buying any APS, you should read the discussion of material risks of investing in the Fund in the “Risks” section beginning on page 21 of this Prospectus. Certain of these risks are summarized in “Prospectus summary—Risks of investing in the Fund” beginning on page 4.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to public	Sales load	Proceeds to Fund(1)

Per share	$25,000	$250	$24,750

Total	$200,000,000	$2,000,000	$198,000,000

(1)	Plus accumulated dividends, if any, from the date the APS are issued, but before offering expenses payable by the Fund estimated to be approximately $152,400. The Fund and the Adviser have agreed to indemnify the underwriter against certain liabilities under the Securities Act of 1933, as amended. See “Underwriting.”

The underwriter is offering the APS subject to various conditions. The underwriter expects to deliver the APS in book-entry form, through the facilities of the Depository Trust Company, to purchasers on or about July     , 2006.

UBS Investment Bank

(continued from previous page)

The APS is being offered by the underwriter subject to the condition that the shares of APS be rated “Aaa” by Moody’s Investors Service, Inc. (“Moody’s”) and “AAA” by Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), as of the time of delivery of the APS to the underwriter, and subject to certain other conditions.

The APS will pay adjustable rate dividends based on shorter-term interest rates, which will be re-determined periodically by an auction process, conducted in accordance with the procedures described in this Prospectus and, in further detail, in the Statement of Additional Information. The adjustment period for APS dividends could be as short as seven days or as long as a year or more.

The APS, which has no history of public trading, will not be listed on an exchange or automated quotation system. Broker-dealers may maintain a secondary trading market in the APS outside of auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such broker-dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the APS, and a selling shareholder that sells APS between auctions may receive a price per share of less than $25,000. The Fund may redeem APS as described under “Description of APS—Redemption.”

When issued and outstanding, the APS will add further leverage to an investment in the Fund’s common stock. The Fund currently has outstanding 4,000 shares of auction preferred stock, Series M (the “Series M APS”), 4,000 shares of auction preferred stock, Series W (the “Series W APS”), 4,000 shares of auction preferred stock, Series F (the “Series F APS” and collectively with the Series M APS and the Series W APS, the “Existing APS”), 1,000 shares of remarketed preferred stock, Series A (the “Series A RPS”), 1,000 shares of remarketed preferred stock, Series B (the “Series B RPS”), 1,000 shares of remarketed preferred stock, Series C (the “Series C RPS”), 1,000 shares of remarketed preferred stock, Series D (the “Series D RPS”), and 1,000 shares of remarketed preferred stock, Series E (the “Series E RPS” and collectively with the Series A RPS, the Series B RPS, the Series C RPS and the Series D RPS, the “RPS”). The APS will be senior in liquidation and distribution rights to the Fund’s outstanding common stock and equal in liquidation and distribution rights to the Existing APS and the RPS. The Fund’s common stock is traded on the New York Stock Exchange under the symbol “DNP.”

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest in the APS, and retain it for future reference. A Statement of Additional Information, dated , 2006, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this Prospectus, which means it is part of the Prospectus for legal purposes. You may request a free copy of the Statement of Additional Information (the table of contents of which is on page 60 of this Prospectus), the Fund’s annual and semi-annual reports and other information about the Fund, or make other inquiries by calling the Fund’s administrator at (888) 878-7845, by writing to the Fund at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603, or by visiting the web site of either the Fund (http://www.dnpselectincome.com) or the SEC (http://www.sec.gov).

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriter has not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriter is not, making an offer in any state where the offer or sale is not permitted. You should not assume that the information in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

The Fund’s APS does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

ii

TABLE OF CONTENTS

Prospectus summary	1	Certain provisions in the charter and
Financial highlights	10	bylaws and certain provisions of
The Fund	12	Maryland law	49
Use of proceeds	12	Repurchase of common stock	53
Capitalization (unaudited)	13	U.S. federal income tax matters	53
Portfolio composition	13	Underwriting	58
The Fund’s investments	14	Custodian, transfer agent and
Risks	21	auction agent	58
Management of the Fund	28	Legal opinions	58
Description of APS	32	Available information	59
The auction	41	Privacy principles of the Fund	59
Description of capital structure	48	Table of contents for the Statement of
		Additional Information	60

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Prospectus summary

This is only a summary. This summary does not contain all of the information that you should consider before investing in our APS. You should read the more detailed information contained in this Prospectus, the Statement of Additional Information and the Articles Supplementary attached as Appendix A to the Statement of Additional Information. Unless otherwise noted, any reference in this Prospectus to preferred stock refers to all preferred stock of the Fund, including the APS, the Existing APS and the RPS. Capitalized terms used but not defined in this Prospectus shall have the meanings given to such terms in the Articles Supplementary.

THE FUND

DNP Select Income Fund Inc. is a diversified, closed-end management investment company that first offered its common stock to the public in January 1987. See “The Fund.”

THE OFFERING

The Fund is offering an aggregate of 8,000 shares of APS, of which 4,000 shares will be designated Series T (the “Series T APS”) and 4,000 shares will be designated Series TH (the “Series TH APS”), each at a purchase price of $25,000 per share. The APS is being offered by UBS Securities LLC (the “Underwriter”). See “Underwriting.”

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objectives are current income and long-term growth of income. Capital appreciation is a secondary objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of equity and fixed income securities of companies in the public utilities industry. Under normal conditions, more than 65% of the Fund’s total assets will be invested in securities of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services. See “The Fund’s investments—Investment objectives and policies.”

The Fund’s investment policies have been developed to take advantage of the characteristics of securities of companies in the public utilities industry. Historically, securities of companies in the public utilities industry have tended to produce current income and long-term growth of income for their holders. They are thus well suited to the Fund’s primary investment objectives. The investments of the Fund in securities of public utility companies are diversified not only in terms of issuers but also in terms of types of securities, since the Fund may invest in fixed income securities, such as bonds and preferred stocks, as well as common stocks, convertible securities and securities of real estate investment trusts. The Fund may invest in the securities of domestic and foreign issuers as well as in securities of companies of any market capitalization, including small and mid cap stocks. The Fund may vary the percentage of assets invested in any one type of security based upon the Adviser’s evaluation as to the appropriate portfolio structure for achieving the Fund’s investment objectives under prevailing market, economic and financial conditions. Generally, the Fund purchases a fixed income security only if, at the time of purchase, it is rated investment grade, although the Fund is not required to divest itself of a security that falls below investment grade. The Fund does not have a specific maturity policy but generally does not purchase fixed income securities with maturities longer than 30 years. See “The Fund’s investments—Investment objectives and policies.”

INVESTMENT TECHNIQUES

The Fund may from time to time employ a variety of investment techniques, including those described below under the heading “The Fund’s investments—Investment techniques,” to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions, are hedges against or substitutes for investments in equity investments. Other techniques, such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives, are hedges against or substitutes for investments in debt securities. The Fund’s ability to utilize any of the techniques described in this Prospectus may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and by rating agencies rating the Fund’s preferred stock. Though it does not currently make significant use of dividend capture trading, the Fund may seek to enhance the level of dividend income it receives by engaging in such trading in the future. In a dividend capture trade, the Fund purchases stock of a particular issuer on or prior to the ex-dividend date for that stock. Because the Fund is the holder of the stock on the ex-dividend date, it is entitled to receive the dividend on the stock. After the ex-dividend date, the Fund seeks an opportunity to sell the stock and reinvest the proceeds in the stock of a different issuer on or prior to that stock’s ex-dividend date. The use of captures may enable the Fund to collect more dividends per quarter than it would have collected if it held the same stock throughout the entire quarter.

USE OF LEVERAGE

The Fund’s leverage consists of five series of outstanding RPS with an aggregate liquidation preference of $500 million and three series of Existing APS with an aggregate liquidation preference of $300 million. The issuance of $200 million of APS in this offering will increase the Fund’s total leverage to $1 billion. This increase in the Fund’s leverage could have the effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. This means that if there is a net decrease in the value of the Fund’s investment portfolio, the use of leverage will likely cause a greater decrease in the net asset value per common share and the market value per common share than if the Fund were not leveraged.

In addition to issuing the APS, the Fund may borrow money or issue debt securities such as commercial paper or notes (collectively, “Borrowings”). As of June 1, 2006, the Fund retired all of its commercial paper notes (“CP Notes”) and terminated its CP Note program and the related backup credit facility. As a result, the Fund currently has no Borrowings, although it could enter into Borrowings in the future. Any future Borrowings would have seniority over the APS and any other outstanding shares of preferred stock, and payments to holders of the APS and any other outstanding shares of preferred stock in liquidation or otherwise would be subject to the prior payment of any Borrowings. Because the fee paid to the Adviser is calculated on the basis of the Fund’s managed assets (which equals the aggregate net asset value of the common stock plus the aggregate liquidation preference of the preferred stock and the aggregate principal amount of any Borrowings), the advisory fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

INTEREST RATE TRANSACTIONS

In connection with the Fund’s use of leverage through its preferred stock, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its preferred stock or variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund’s payment obligations under the swap are general unsecured obligations of the Fund and are ranked senior to distributions under the common stock and preferred stock. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the effect that an increase in short-term interest rates could have on common share net earnings as a result of leverage. See “The Fund’s investments—Interest rate transactions.”

INVESTMENT ADVISER AND ADMINISTRATOR

Duff & Phelps Investment Management Co. is the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). The Adviser (together with its predecessor) has been in the investment advisory business for more than 70 years and has acted as the Fund’s investment adviser since the Fund’s inception in 1987. As of March 31, 2006, the Adviser managed approximately $6.6 billion in assets, including approximately $2.7 billion in securities of public utility companies. The Adviser acts as investment adviser to two other closed-end investment companies registered under the Investment Company Act of 1940 (the “Investment Company Act”) and three open-end investment companies registered under the Investment Company Act.

J.J.B. Hilliard, W.L. Lyons, Inc. (the “Administrator”) is the Fund’s administrator. The Administrator is a wholly-owned subsidiary of The PNC Financial Services Group, Inc. The Administrator provides administrative services required in connection with the operation of the Fund.

The Fund pays a quarterly fee to the Adviser for investment advisory services at an annual rate of 0.60% of the Fund’s average weekly net assets up to $1.5 billion and 0.50% of average weekly net assets in excess of $1.5 billion. The Fund pays a quarterly fee to the Administrator for administrative services at an annual rate of 0.25% of the Fund’s average weekly net assets up to $100 million, 0.20% of the average weekly net assets from $100 million to $1.0 billion and 0.10% of the average weekly net assets over $1.0 billion.

RISKS

The following describes various principal risks of investing in the APS and the Fund. A more detailed description of these and other risks of investing in the APS and the Fund are described under “Risks” in this Prospectus.

RISKS OF INVESTING IN THE APS

Auction risk. The dividend rate for the APS normally is set through an auction process. In the auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The auction also provides liquidity for the sale of APS. An auction fails if there are more shares of APS offered for sale than there are buyers for shares of APS. You may not be able to sell your APS at an auction if the auction fails. Finally, if you elect to retain your APS in connection with an auction, and all other holders also elect to retain their APS in connection with that auction, then the applicable dividend rate for the next dividend period will be the “all-hold” rate, which may be less than the market rate. See “Risks—Auction risk.”

Secondary market risk. If you try to sell shares of your APS between auctions, you may not be able to sell any or all of your APS or you may not be able to sell them for $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for the APS are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. The APS is not listed on a stock exchange or traded on the NAS-DAQ stock market. If you sell your APS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction. See “Risks—Secondary market risk.”

Ratings and asset coverage risk. While it is expected that Moody’s will assign a rating of “Aaa” and S&P will assign a rating of “AAA” to the APS, such ratings do not eliminate or necessarily mitigate the risks of investing in the APS. Moody’s or S&P could withdraw or downgrade the APS, which may make your shares less liquid at an auction or in the secondary market. If Moody’s or S&P withdraws its rating or downgrades the APS, the Fund may alter its portfolio or redeem shares of APS in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that the Fund will be able to do so to the extent necessary to restore the prior rating. The Fund’s ability to meet the asset coverage requirements of the Investment Company Act may be impaired by decreases in the market value of the Fund’s total assets, including those assets attributable to the Fund’s preferred stock and Borrowings. The Fund also may voluntarily redeem APS under certain circumstances. See “Risks—Ratings and asset coverage risk.”

Subordination risk. As permitted by its fundamental investment policies, the Fund uses various forms of financial leverage. The issuance of the APS is only one component of the Fund’s use of leverage, which also includes five series of outstanding RPS with an aggregate liquidation preference of $500 million and three series of Existing APS with an aggregate liquidation preference of $300 million. Holders of APS will have equal liquidation and distribution rights to the holders of the Existing APS and the RPS. As of June 1, 2006, the Fund retired all of its CP Notes and terminated its CP Note program and the related backup credit facility. As a result, the Fund currently has no Borrowings, although it could enter into Borrowings in the future. In connection with the Fund’s use of leverage through its preferred stock and any Borrowings, the Fund may enter into interest rate swap or cap transactions. If the Fund enters into Borrowings or interest rate swaps or caps, the rights of lenders and counter-parties in those transactions would be senior to the rights of holders of the Fund’s preferred stock, including the APS. Dividends, distributions and other payments to holders of APS in liquidation or otherwise would be subject to prior payment of the Fund’s obligations to the lenders and counter-parties with respect to any Borrowings or interest rate swaps or caps. If the Fund were in default on any such obligations, it would not be permitted to declare, pay or set apart for payment any dividend or other distribution in respect of the APS, or call for redemption or redeem any shares of APS.

Restrictions on dividends and other distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund’s common stock or preferred stock, both by the Investment Company Act and by requirements imposed by rating agencies, might impair the Fund’s ability to comply with minimum distribution requirements that it must satisfy to maintain its favorable tax treatment as a regulated investment company for U.S. federal income tax purposes.

Interest rate risk. The APS pays dividends based on short-term interest rates. If short-term interest rates rise, dividend rates on the APS will also rise. A sharp increase in short-term interest rates could cause a “negative arbitrage” situation, where the dividend rate on the APS would exceed the yield on the Fund’s portfolio securities. In addition, rising market interest rates could negatively impact the value of the Fund’s investment portfolio, reducing the amount of assets serving as asset coverage for the APS.

RISKS OF INVESTING IN THE FUND

Investment and market risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

Income risk. The income that holders of preferred stock and common stock receive from the Fund is based primarily on the dividends and interest the Fund earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and preferred and common shareholders’ income from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Management risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser and the individual portfolio managers apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Leverage risk. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the Fund’s net asset value and the asset coverage of the Fund’s preferred stock. This means that if there is a net decrease in the value of the Fund’s investment portfolio, the use of leverage will likely cause a greater decrease in the net asset value per common share and the market value per common share than if the Fund were not leveraged.

Utilities industry risk. The Fund invests a significant portion of its assets in securities of issuers in the public utilities industry. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting this industry. As concentration in an industry increases, so does the potential for fluctuation in the net asset value of the Fund’s assets.

Certain segments of the public utilities industry and individual companies within such segments may not perform as well as the industry as a whole. The public utilities industry historically has been subject to risks of increases in fuel, purchased power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. Telecommunications companies in particular have been subject to risks associated with increasing levels of competition, technology substitution (i.e. wireless, broadband and voice over Internet protocol, or VoIP), industry overcapacity, consolidation and regulatory uncertainty.

Investments in securities of foreign issuers. Although the Fund is prohibited from investing 15% or more of its assets in securities of foreign issuers, the Fund may be exposed to certain risks as a result of foreign investments. When the Fund invests in securities of foreign issuers, it is subject to risks not typically associated with investing in securities of U.S. companies. These risks can include currency devaluations and other fluctuations in foreign currencies, foreign currency exchange controls, greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, more substantial government involvement in the economy, higher rates of inflation, differences in securities regulation and trading, political uncertainty and other risks.

In addition, accounting, auditing and financial reporting standards in foreign countries are different from U.S. standards. As a result, certain material disclosures may not be made and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. Interest and dividends paid on securities held by the Fund and gains from the disposition of such securities may be subject to withholding taxes imposed by foreign countries.

Common stock risk. The Fund has substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Small and mid cap stock risk. The Fund may invest in companies of any market capitalization. The Fund’s investments in small and medium-sized companies may be subject to more abrupt or erratic movements in price than its investments in larger, more established companies because the securities of such companies are less well-known, held primarily by insiders or institutional investors or may trade less frequently and in lower volume. Furthermore, small and medium-sized companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects. Such companies often have limited financial resources or may depend on a few key employees, and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

Preferred stock risk. The Fund may invest in, and thus may have exposure to, preferred stocks. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income on this position. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers’ call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore are subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

Issuer risk. The value of common and preferred stocks may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.

Debt securities risk. In addition to credit risk, investment in debt securities carries certain risks, including:

  Redemption risk — Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.
  Limited voting rights — Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.
  Liquidity — Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Credit risk. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund’s portfolio, the value of those obligations could decline, which could jeopardize the rating agencies’ ratings of the preferred stock issued by the Fund. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because a primary source of income for the Fund is the dividend, interest and principal payments on the preferred or debt securities in which it invests, any default by an issuer of a preferred or debt security could have a negative impact on the Fund’s ability to pay dividends to its investors. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection.

Hedging strategy risk. Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return, will expose the Fund to risks. Such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis and lending portfolio securities. The Fund intends to comply with regulations of the

SEC involving “covering” or segregating assets in connection with the Fund’s use of options and futures contracts.

There are economic costs of hedging reflected in the pricing of futures, swaps, options and contracts related to options on positions in interest rate swaps which can be significant, particularly when long-term interest rates are substantially above short-term interest rates. There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Derivatives risk. To the extent the Fund enters into derivatives transactions (such as futures contracts and options thereon, options and swaps), the Fund will be subject to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of qualified dividends, as described under “U.S. federal income tax matters—Taxation of shareholders.”

Dividend capture risk. The Fund may seek to increase its dividend income using a strategy called “dividend capture.” In a dividend capture trade, the Fund purchases stock of a particular issuer on or prior to the ex-dividend date for that stock. Because the Fund is the holder of the stock on the ex-dividend date, it is entitled to receive the dividend on the stock. After the ex-dividend date, the Fund seeks an opportunity to sell the stock and reinvest the proceeds in the stock of a different issuer on or prior to that stock’s ex-dividend date. The use of dividend capture strategies exposes the Fund to increased trading costs and the potential for capital loss. Since 2004, the Fund has not made significant use of dividend captures but may decide to do so in the future.

Portfolio turnover risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% (excluding turnover of securities having a maturity of one year or less) under normal market conditions, although it could be materially higher under certain conditions. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

Inflation risk. Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s preferred stock and common stock, and distributions thereon, can decline. In addition, during any periods of rising inflation, dividend rates of preferred stock issued by the Fund would likely increase, which would tend to further reduce returns to the Fund’s common shareholders.

Tax risk. The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service (“IRS”) interpretations of the Code and future changes in tax laws and regulations, including changes as a result of the “sunset” provisions that currently apply to the favorable tax treatment of qualified dividends. There can be no assurance that any portion of the Fund’s income distributions will not be fully taxable as ordinary income. In order for the Fund to avoid cor-

porate-level income tax, the Fund must qualify each year as a regulated investment company under the Code and distribute all of its net income.

Market disruption risk. The war with Iraq and the continuing presence in that country of coalition forces have had a substantial impact on the U.S. and world economies and securities markets. The duration and nature of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure and political systems cannot be predicted with any certainty. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the APS.

Anti-takeover provisions. Certain provisions of the Fund’s charter and bylaws may be regarded as “anti-takeover” provisions because they could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. See “Certain provisions in the charter and bylaws and certain provisions of Maryland law.”

TRADING MARKET

The APS will not be listed on an exchange. Instead, you may buy or sell shares of APS at an auction, which normally is held weekly, by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund (a “Broker-Dealer”), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in APS outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

The table below shows the first auction date for the APS and the day on which each subsequent auction will normally be held for the APS. The first auction date for the APS will be the business day before the dividend payment date for the initial dividend period for the APS. The start date for subsequent dividend periods will normally be the business day following the auction dates unless the then-current dividend period is a special dividend period or the first day of the subsequent dividend period is not a business day.

	Initial auction		Subsequent
Series		date	auction day

Series T	,	2006	Tuesday
Series TH	,	2006	Thursday

DIVIDENDS AND DIVIDEND PERIODS

The table below shows the dividend rate for the initial dividend period on the APS. For subsequent dividend periods, the APS will pay dividends based on a rate set at auctions, normally held weekly. In most instances, dividends are paid weekly, on the day following the end of the dividend period. The rate set at auction will not exceed the maximum dividend rate. See “Description of APS—Dividends and dividend periods.”

In addition, the table below shows the date from which dividends on the APS will accumulate at the initial rate, the dividend payment date for the initial dividend period and the day on which subsequent dividends will normally be paid. If the day on which dividends normally would be paid is not a business day, then your dividends will be paid on the first business day that falls after that day.

Finally, the table below shows the number of days of the initial dividend period for the APS. Subsequent dividend periods generally will be seven days. The dividend payment date for any special dividend period of more than seven days will be set out in the notice designating such special dividend period. See “Description of APS—Dividends and dividend periods—Declaration of special dividend periods.”

Number of
days of
	Initial	Date of	Dividend payment	Subsequent	initial
	dividend	accumulation	date for initial	dividend	dividend
	rate	at initial rate	dividend period	payment day	period

Series T	%	, 2006	, 2006	Wednesday
Series TH	%	, 2006	, 2006	Friday

TAXATION

Dividends paid with respect to APS should constitute dividends for federal income tax purposes to the extent attributable to the Fund’s current or accumulated earnings and profits. For a further discussion of the tax treatment of dividends paid by the Fund, see “U.S. federal income tax matters—Taxation of shareholders.” Distributions of net capital gain, to the extent so designated, will be treated as long-term capital gains.

REDEMPTION

The Fund may be required to redeem all or a portion of the APS if, for example, the Fund does not maintain the minimum asset coverage ratio it is required to maintain as a condition of declaring dividends on its common stock or the minimum discounted value of eligible portfolio securities specified by the rating agencies. The Fund voluntarily may redeem shares of APS under certain conditions. See “Description of APS—Redemption” and “Description of APS—Rating agency guidelines and asset coverage.”

LIQUIDATION PREFERENCE

The liquidation preference of the APS will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends. See “Description of APS—Liquidation.”

RATINGS

The APS is expected to be issued with a rating of “Aaa” from Moody’s and “AAA” from S&P. In order to maintain these ratings, the Fund must own portfolio securities of a sufficient value and with adequate credit quality and diversification to meet the rating agencies’ guidelines. See “Description of APS—Rating agency guidelines and asset coverage.”

VOTING RIGHTS

The Investment Company Act requires that the holders of the Fund’s preferred stock, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors at any time when two years’ dividends on the preferred stock are unpaid. In each case, the remaining directors are elected by holders of the Fund’s common stock, voting as a separate class. The holders of preferred stock vote as a separate class or classes on certain other matters as required under the Fund’s charter, the Investment Company Act and Maryland law. See “Description of APS—Voting rights” and “Certain provisions in the charter and bylaws and certain provisions of Maryland law.”

U.S. FEDERAL INCOME TAX STATUS OF THE FUND

The Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company for U.S. federal income tax purposes. As a regulated investment company, the Fund generally is not required to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders as dividends. To maintain its regulated investment company status, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “U.S. federal income tax matters.”

Financial highlights SELECTED PER SHARE DATA AND RATIOS

The selected financial data below sets forth per share operating performance data, total investment return, ratios and supplemental data for each year in the ten-year period ended December 31, 2005. The financial information should be read in conjunction with the financial statements of the Fund incorporated by reference into this Prospectus and the Statement of Additional Information. For the years ended December 31, 2002, 2003, 2004 and 2005, the financial information set forth below was audited by Ernst & Young LLP. For prior years, the financial information set forth below was audited by other independent accountants, whose reports expressed an unqualified opinion on such financial information.

				For the Year Ended December 31,

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996

Net asset value:
Beginning of year	$8.75	$7.94	$7.37	$9.18	10.51	$8.77	$10.36	$9.90	$8.44	$8.85

Net investment income(1)(2)	0.41	0.54	0.75	0.79	0.77	0.88	0.89	0.88	0.85	0.84
Net realized and unrealized
gain (loss) on investments	0.14	1.06	0.62	(1.78)	(1.23)	1.76	(1.59)	0.46	1.46	(0.41)
Dividends on preferred stock from
net investment income(1)	—	—	—	(0.04)	(0.08)	(0.11)	(0.10)	(0.10)	(0.10)	(0.10)

Total from investment operations
applicable to common stock	0.55	1.60	1.37	(1.03)	(0.54)	2.53	(0.80)	1.24	2.21	0.33
Dividends on common stock
from and in excess of net
investment income	(0.75)	(0.79)	(0.80)	(0.78)	(0.79)	(0.79)	(0.79)	(0.78)	(0.75)	(0.74)

Return of capital	(0.04)	—	—	—	—	—	—	—	—	—
Total distributions	(0.79)	(0.79)	(0.80)	(0.78)	(0.79)	(0.79)	(0.79)	(0.78)	(0.75)	(0.74)
Net asset value
End of year	$8.51	$8.75	$7.94	$7.37	9.18	$10.51	$8.77	$10.36	$9.90	$8.44

Per share market value
End of year	$10.39	$11.92	$10.96	$9.90	11.06	$10.50	$8.31	$11.25	$10.13	$8.63
Ratio of expenses to average
net assets applicable to
common stock(1)	2.24%	1.86%	1.89%	1.44%	1.57%	1.79%	1.66%	1.46%	1.45%	1.53%
Ratio of net investment income to
average net assets applicable
to common stock(1)(2)	4.51%	5.63%	9.88%	9.63%	8.63%	9.73%	9.40%	8.85%	9.87%	7.79%
Total investment return on
market value	(6.16)%	17.35%	19.82%	(3.04)%	13.67%	37.37%	(19.85)%	19.95%	27.69%	4.68%
Portfolio turnover rate (2)	21.99%	43.71%	242.69%	197.27%	213.48%	229.70%	223.78%	251.19%	213.57%	226.21%
Net assets applicable to
common stock, end of year
(000s omitted)	$1,904,206	$1,935,437	$1,738,286	$1,592,970	$1,959,697	$2,216,014	$1,828,128	$2,131,692	$2,010,035	$1,686,443

(1)	Upon the adoption of FAS 150 in 2003, dividends on preferred stock are included in interest expense and are part of net investment income. Absent this change in accounting, per share net investment income and dividends on preferred stock would have been $0.47 and $0.06, respectively in 2005, $0.58 and $0.03, respectively in 2004 and $0.78 and $0.03, respectively in 2003.

(2)	Beginning in 2004, the Fund reduced its use of short-term trading strategies designed to capture dividend income and made increased use of realized gains to supplement its investment income. Until the Fund utilizes all of its tax loss carryforwards, distributions to shareholders are expected to be treated as ordinary income for federal income tax purposes. In addition, the reduced use of short-term trading strategies reduced the Fund’s portfolio turnover rate during 2004 and 2005.

INFORMATION REGARDING SENIOR SECURITIES

The following table provides information about the Fund’s CP Notes and RPS as of the dates indicated. Except as noted in the table, for the years ended December 31, 2002, 2003, 2004 and 2005, the information was audited by Ernst & Young LLP. For prior years, except as noted in the table, the financial information set forth below was audited by other independent accountants, whose reports expressed an unqualified opinion on such financial information. As of June 1, 2006, the Fund retired all of its CP Notes and terminated its CP Note program and the related backup credit facility. Consequently, no CP Notes are currently outstanding.

		CP Notes			RPS

		Average Market	Asset Coverage		Liquidation
		Value	per $1,000 of		Preference	Asset
	Aggregate	per $100,000 of	Principal	Aggregate	and Average	Coverage
	Amount	Principal	Amount (2)	Amount	Market Value	per Share (4)
	Outstanding	Amount (1)	(unaudited)	Outstanding	per Share (3)	(unaudited)

December 31, 2005	$197,255,382	$100,000	$13,188	$500,000,000	$100,000	$504,983
December 31, 2004	198,361,375	100,000	13,278	500,000,000	100,000	487,087
December 31, 2003	198,974,940	100,000	12,249	500,000,000	100,000	447,657
December 31, 2002	197,955,439	100,000	11,573	500,000,000	100,000	418,594
December 31, 2001	196,827,285	100,000	13,497	500,000,000	100,000	491,939
December 31, 2000	193,187,392	100,000	15,059	500,000,000	100,000	543,203
December 31, 1999	193,842,781	100,000	13,010	500,000,000	100,000	465,626
December 31, 1998	171,002,097	100,000	16,390	500,000,000	100,000	526,338
December 31, 1997	98,441,884	100,000	26,498	500,000,000	100,000	502,007
December 31, 1996	98,360,808	100,000	23,229	500,000,000	100,000	437,289

(1)	Average market value is calculated as the face value of the CP Notes.

(2)	Asset coverage is calculated by subtracting the Fund’s total liabilities (not including the CP Notes or the RPS) from the Fund’s total assets and dividing that amount by the total number of units of CP Notes, where one unit equals $1,000 of CP Notes.

(3)	Liquidation preference per share of RPS refers to the amount that holders of RPS are entitled to receive per share before any distributions are made to the holders of the common stock, in the event the Fund is ever liquidated. The average market value per share is the price at which shares of RPS are remarketed, which is equal to the liquidation preference per share.

(4)	Asset coverage is calculated by subtracting the Fund’s total liabilities (not including the RPS) from the Fund’s total assets and dividing that amount by the number of RPS outstanding.

The Fund

The Fund is a closed-end, diversified management investment company that is registered under the Investment Company Act. The Fund was incorporated in the State of Maryland on November 26, 1986 and first offered its common stock to the public on January 21, 1987. The Fund’s common stock is traded on the New York Stock Exchange under the symbol “DNP.” The Fund’s principal office is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603, and its telephone number is (312) 368-5510.

The following table provides information about the Fund’s outstanding stock as of May 31, 2006.

		Number of shares
	Number of shares	held by the Fund	Number of shares
Title of class	authorized	or for its account	outstanding

Common Stock	250,000,000	0	224,965,223
Preferred Stock	100,000,000	0	5,000
Series A RPS	1,000	0	1,000
Series B RPS	1,000	0	1,000
Series C RPS	1,000	0	1,000
Series D RPS	1,000	0	1,000
Series E RPS	1,000	0	1,000
Series M APS	4,000	0	4,000
Series W APS	4,000	0	4,000
Series F APS	4,000	0	4,000

Use of proceeds

The net proceeds of this offering will be approximately $197,847,600 after payment of the sales loads and estimated offering expenses. The Fund will invest the proceeds of this offering in accordance with the Fund’s investment objectives and policies as stated below. We currently anticipate that the Fund will be able to invest substantially all of the net proceeds of this offering in securities that meet the Fund’s investment objectives and policies within three months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term securities.

Capitalization (unaudited)

The following table sets forth the capitalization of the Fund as of March 31, 2006, and as adjusted to give effect to the issuance of the APS offered hereby (including estimated offering expenses and sales loads of $2,152,400):

	Actual	As adjusted

Preferred stock, $0.001 par value, 100,000,000 shares
authorized
Auction preferred stock, $25,000 stated value per share,
at liquidation value, 12,000 shares issued and
outstanding, and 20,000 shares issued and outstanding,
as adjusted	$300,000,000	$500,000,000

Remarketed preferred stock, $100,000 stated value per share, at liquidation value, 5,000 shares issued and
outstanding	$500,000,000	$500,000,000

Shareholders’ equity:
Common stock, $0.001 par value, 250,000,000 shares
authorized, 224,505,404 shares issued and outstanding(1)	$224,505	$224,505
Paid-in surplus	1,897,384,642	1,895,232,242
Accumulated net realized loss on investments	(173,617,078)	(173,617,078)
Distributions in excess of book net investment income	(55,232,685)	(55,232,685)
Net unrealized appreciation (depreciation) on
investments and foreign currency translation	248,517,165	248,517,165

Net assets applicable to common stock	$1,917,276,549	$1,915,124,149

(1) None of these outstanding shares are held by or for the account of the Fund.

Portfolio composition

As of May 31, 2006, approximately 76% of the market value of the Fund’s portfolio, exclusive of short-term instruments, was invested in equity securities and approximately 24% was invested in other securities. The following table sets forth certain information with respect to the composition as of May 31, 2006 of the fixed income portion of the Fund’s investment portfolio, exclusive of short-term instruments, based on the highest rating assigned to each investment.

		Number of
S&P(1)	Moody’s(1)	issues	Value	Percentage

AAA	Aaa	2	$50,008,025	7.6%
AA	Aa	—	—	0.0%
A	A	19	259,949,731	39.4%
BBB	Baa	23	329,475,656	49.9%
BB	Ba	1	21,160,344	3.2%
Unrated	Unrated	—	—	0.0%

		45	660,593,756	100.0%

(1)	S&P rating categories may be modified further by a plus (+) or minus (-) in the case of AA, A, BBB and BB ratings. Moody’s rating categories may be modified further by a 1, 2 or 3 in the case of Aa, A, Baa and Ba ratings.

The Fund’s investments

The following section describes the Fund’s investment objectives and policies, fundamental investment restrictions, portfolio contents and investment techniques. More complete information describing the Fund’s investments can be found in the Statement of Additional Information, which is incorporated into this Prospectus by reference.

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objectives are current income and long-term growth of income. Capital appreciation is a secondary objective. There can be no assurance that the Fund will achieve its investment objectives.

The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of equity and fixed income securities of companies in the public utilities industry. Under normal conditions, more than 65% of the Fund’s total assets will be invested in securities of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services. The Fund’s investment objectives stated in the preceding paragraph and its policy of concentrating its investments in the public utilities industry are fundamental policies and may not be changed without the approval of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of the Fund’s common stock and preferred stock voting together as a single class, which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The Fund’s investment policies have been developed to take advantage of the characteristics of securities of companies in the public utilities industry. Many of these companies have established a reputation for paying regular dividends and for increasing their common stock dividends over time.

Investment decisions are made by the Adviser’s experienced team of portfolio managers and research analysts primarily on the basis of fundamental research. In evaluating particular issuers, the Adviser considers a number of factors, including historical growth rates and rates of return on capital, financial condition and resources, management skills and strategies and factors specific to the public utilities industry, such as regulatory environment, energy sources and environmental compliance measures. With respect to investments in equity securities, the Adviser seeks stocks that are attractively valued and produce an attractive level of dividend income. The Adviser also considers the prospective growth in earnings and dividends in relation to price/earnings ratios, yield and risk. The Adviser believes that above-average dividend returns and below-average price/earnings ratios are factors that not only provide current income but also generally tend to moderate risk and to afford opportunity for appreciation of securities owned by the Fund. In keeping with its value approach, the Adviser selects securities selling at what it believes are discounts to their underlying values and then may hold such securities until the market values reflect their intrinsic values or longer.

The investments of the Fund in securities of public utility companies are diversified not only in terms of issuers but also in terms of types of securities since the Fund may invest in fixed income securities, such as bonds and preferred stocks, as well as common stocks. The Fund may vary the percentage of assets invested in any one type of security based upon the Adviser’s evaluation as to the appropriate portfolio structure for achieving the Fund’s investment objectives under prevailing market, economic and financial conditions. Certain securities (such as fixed income securities) are selected on the basis of their current yield, while other securities are purchased for their income growth potential.

See “Investment Policies, Techniques and Restrictions—Fundamental Investment Restrictions” in the Statement of Additional Information for a complete list of the fundamental investment restrictions of the Fund.

The Fund’s investments
PORTFOLIO CONTENTS

The Fund’s portfolio is composed principally of the following types of equity and fixed-income securities.

Common stocks

Common stock represents an equity ownership interest in an issuer. The Fund has substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Preferred stocks

Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock.

Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is usually contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

In order to be payable, dividends on preferred stock must be declared by the issuer’s board of directors or trustees. In addition, distributions on preferred stock may be subject to deferral and thus may not be automatically payable. Income payments on some preferred stocks are cumulative, causing dividends and distributions to accrue even if not declared by the board of directors or trustees or otherwise made payable. Other preferred stocks are non-cumulative, meaning that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates and in the dividends received deduction or the characterization of dividends as qualified dividends as described below under “U.S. federal income tax matters—Taxation of shareholders.”

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-

The Fund’s investments

paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Corporate bonds and other debt securities

The Fund also invests in corporate bonds, debentures and other debt securities of companies in the public utilities industry or other industries and sectors. Debt securities in which the Fund invests may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date. Generally, the Fund purchases a fixed income security only if, at the time of purchase, it is rated investment grade, although the Fund is not required to divest itself of a security that falls below investment grade. The Fund does not have a specific maturity policy but generally does not purchase fixed income securities with maturities longer than 30 years.

Convertible securities and bonds with warrants attached

The Fund may invest in preferred stocks and fixed-income obligations that are convertible into common stocks of domestic and foreign issuers, and bonds issued as a unit with warrants to purchase equity or fixed-income securities. Convertible securities in which the Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities generally enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities often provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the market price of the underlying common stock.

Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds may also be issued with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at a favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

Real estate investment trusts

The Fund may invest in companies that are treated as real estate investment trusts for federal income tax purposes (“REITs”). REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. REIT income distributions received by the Fund generally will not be treated as qualified dividends.

The Fund’s investments

INVESTMENT TECHNIQUES

The Fund may from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions, are hedges against or substitutes for investments in equity investments. Other techniques, such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives, are hedges against or substitutes for investments in debt securities. The Fund’s ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code.

Lending of portfolio securities

In order to generate additional income, the Fund from time to time lends securities from its portfolio, with an aggregate value not in excess of 33 1 / 3 % of its total assets, to brokers, dealers and financial institutions such as banks and trust companies. At March 31, 2006, the Fund had loaned portfolio securities with a market value of $748,244,064 to a broker-dealer and received $779,364,980 of cash collateral. In connection with all loans of securities, the Fund receives collateral in cash, U.S. government securities, irrevocable letters of credit or various other specified types of investment-grade securities. The collateral is required to be maintained in an amount equal to at least 100% of the current market value of the loaned securities. The Fund receives a portion of the income earned on the securities held as collateral and continues to earn income on the loaned securities. Loans of the Fund’s securities are terminable at any time. The Fund has the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and rights to interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. With respect to lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions, in which event the Fund may incur a loss. In addition, securities lending transactions may reduce the amount of distributions that are treated as qualified dividend income eligible for the reduced federal income tax rate.

Dividend capture trading

The Fund may seek to enhance the level of dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund purchases stock of a particular issuer on or prior to the ex-dividend date for that stock. Because the Fund is the holder of the stock on the ex-dividend date, it is entitled to receive the dividend on the stock. After the ex-dividend date, the Fund seeks an opportunity to sell the stock and reinvest the proceeds in the stock of a different issuer on or prior to that stock’s ex-dividend date. The use of captures may enable the Fund to collect more dividends per quarter than it would have collected if it held the same stock throughout the entire quarter. The use of dividend capture strategies exposes the Fund to increased trading costs and the potential for capital loss.

When-issued and delayed delivery transactions

New issues of preferred and debt securities may be offered on a when-issued or delayed delivery basis, which means that delivery and payment for the securities normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the dividends that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase securities on a when-issued or delayed delivery basis only with the intention of acquiring the securities, but may sell these securities before the settlement date if the Adviser deems it advisable. No additional when-issued or delayed delivery commitments will be made if more than 20% of the Fund’s total assets would be so committed. Securities purchased on a when-issued or delayed delivery basis may be subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities

The Fund’s investments

purchased or sold on a when-issued or delayed delivery basis may expose the Fund to risk because they may experience these fluctuations prior to their actual delivery. The Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed delivery basis prior to its stated delivery date but will accrue income on a delayed delivery security it has sold. Purchasing or selling securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. The Fund will establish and maintain with its custodian a segregated account consisting of liquid securities equal at all times to the amount of the Fund’s when-issued and delayed delivery purchase commitments. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund’s net asset value per share; that is, to the extent that the Fund remains substantially fully invested in securities at the same time that it has committed to purchase securities on a when-issued or delayed delivery basis, greater fluctuations in its net asset value per share may occur than if it had set aside cash to satisfy its purchase commitments.

Temporary investments

During unusual market circumstances, the Fund may invest temporarily in cash, money market securities, money market mutual funds or cash equivalents, which may be inconsistent with the Fund’s investment objectives. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations. To the extent that the Fund engages in such defensive investments, it may not achieve its investment objectives.

Portfolio turnover

The Fund may sell securities to realize capital losses that can be used to offset capital gains (but not dividends or other ordinary income) or in connection with dividend capture strategies. Use of these strategies will increase portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% (excluding turnover of securities having a maturity of one year or less) under normal market conditions, although it could be materially higher under certain conditions. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

USE OF LEVERAGE

As of June 1, 2006, the Fund’s leverage consists of five series of outstanding RPS with an aggregate liquidation preference of $500 million and three series of Existing APS with an aggregate liquidation preference of $300 million. The issuance of $200 million of APS in this offering will increase the Fund’s total leverage to $1 billion. As of June 1, 2006, the Fund retired all of its CP Notes and terminated its CP Note program and the related backup credit facility. As a result, the Fund currently has no Borrowings, although it could enter into Borrowings in the future. The Fund’s fundamental investment restrictions limit the Fund’s Borrowings to an aggregate amount not exceeding 15% of the value of the Fund’s total assets at the time of any such Borrowing (exclusive of all obligations on amounts held as collateral for securities loaned to other persons to the extent that such obligations are secured by assets of at least equivalent value). However, for so long as the Fund’s preferred stock is rated by S&P, the Fund will limit the aggregate amount of its Borrowings to 10% of the value of its total assets and will not incur any Borrowings, unless advised by S&P that such Borrowings would not adversely affect S&P’s then-current rating of the preferred stock.

The Fund’s use of leverage is premised upon the expectation that the Fund’s preferred stock dividends and interest on any Borrowings will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred stock and any Borrowings. Such difference in return may result from the Fund’s higher credit rating or the short-term nature of its borrowing compared to the long-term nature of its investments. Since the total assets of the Fund (including the assets

The Fund’s investments

obtained from leverage) will be invested in the potentially higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common stock should be the beneficiaries of any incremental return. Should the differential between the underlying assets and cost of leverage narrow, any incremental return to common shareholders will be reduced. Furthermore, if long-term rates rise or the Fund otherwise incurs losses on its investments, the Fund’s net asset value attributable to its common stock will reflect the decline in the value of portfolio holdings resulting therefrom.

Any future Borrowings will have seniority over the APS, the Existing APS and the RPS and payments to holders of APS and RPS in liquidation or otherwise will be subject to the prior payment of any Borrowings. By the same token, the Fund’s preferred stock, including the APS, the Existing APS and the RPS, will have seniority over the Fund’s common stock. Consequently, changes in the value of the Fund’s portfolio will be borne initially by holders of the Fund’s common stock. If there is a net decrease in the value of the Fund’s investment portfolio, the use of leverage will likely cause a greater decrease in the net asset value per common share than if the Fund were not leveraged.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return to common shareholders will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund to common shareholders will be less than if leverage had not been used. Capital raised through the issuance of preferred stock and any Borrowings is subject to dividend payments and interest costs that may or may not exceed the income and appreciation on the assets purchased.

Under the Investment Company Act, the Fund is not permitted to issue preferred stock unless immediately after such issuance the net asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding shares of preferred stock (i.e., such liquidation value may not exceed 50% of the value of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. So long as the Fund has preferred stock outstanding, the Fund intends, to the extent possible, to purchase or redeem shares of preferred stock from time to time to maintain coverage of any outstanding shares of preferred stock of at least 200%.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1 / 3 % of the value of the Fund’s total assets). Additionally, under the Investment Company Act, the Fund may not declare any dividend or other distribution upon any class of its stock, or purchase any such stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

INTEREST RATE TRANSACTIONS

In connection with the Fund’s use of leverage through its preferred stock and any Borrowings, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its preferred stock or any variable rate Borrowings. The payment obligation would be based on the notional amount of the swap. The Fund’s payment obligations under the swap are general unse-

The Fund’s investments

cured obligations of the Fund and are ranked senior to distributions under the common stock and preferred stock.

The Fund may use an interest rate cap, which would require it to pay a premium to the cap counter-party and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked to market daily. Under certain circumstances, the Fund may be required to pledge the assets in such segregated account to the counterparty. Any such pledge will result in the counterparty having a lien on the assets in the segregated account and the Fund’s ability to make use of those assets will be limited.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance on the common stock. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common stock. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common stock net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common stock net earnings. Buying interest rate caps could enhance the performance of the common stock by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common stock in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund’s leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on its preferred stock or interest payments on any Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common stock.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Adviser will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common stock.

The Fund’s investments

The Fund may choose or be required to redeem some or all of its preferred stock or prepay any of its future Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. A termination payment by the Fund would result in a reduction in common share net earnings. An early termination of a cap could result in a termination payment to the Fund.

Risks

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the APS.

RISKS OF INVESTING IN THE APS

Auction risk

The dividend rate for the APS normally is set through an auction process involving one or more Broker-Dealers. In the auction, holders of APS may indicate the dividend rate at which they would be willing to hold or sell their APS or purchase additional APS. The auction also provides liquidity for the sale of APS. An auction fails if there are more shares of APS offered for sale than there are buyers for shares of APS. You may not be able to sell your APS at an auction if the auction fails. Additionally, if you elect to retain your APS in connection with an auction, and all other holders also elect to retain their APS in connection with that auction, then the applicable dividend rate for the next dividend period will be the “all-hold” rate, which may be less than the market rate. Finally, because a Broker-Dealer is permitted to submit orders in an auction for its own account, a Broker-Dealer may have an advantage over other bidders in the auction because of its knowledge of the other orders placed through it. This knowledge may allow the Broker-Dealer to structure its bid in a manner that increases the likelihood that its bid will be accepted at auction. Bids by a Broker-Dealer may also adversely affect the applicable dividend rate and the allocation of shares at an auction. See “Description of APS,” “The Auction—Auction procedures” and “The Auction-Broker-Dealer Agreements.”

Secondary market risk

If you try to sell shares of your APS between auctions, you may not be able to sell any or all of your shares of APS or you may not be able to sell them for $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-Dealers that maintain a secondary trading market for the APS are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. The APS is not listed on a stock exchange or traded on the NASDAQ stock market. If you sell your APS to a Broker-Dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

Ratings and asset coverage risk

While it is expected that Moody’s will assign a rating of “Aaa” and S&P will assign a rating of “AAA” to the APS, such ratings will not eliminate or necessarily mitigate the risks of investing in the APS. Moody’s or S&P could withdraw or downgrade the ratings it assigns to the APS, which may make your APS less liquid at an auction or in the secondary market. If Moody’s or S&P withdraws its rating or downgrades the APS, the Fund may alter its portfolio or redeem shares of APS in an effort to reinstate or improve, as the case may be, the rating, although there is no assurance that the Fund will be able to do so to the extent necessary to restore the prior rating. The Fund’s ability to meet the asset coverage requirements of the Investment Company Act may be impaired by decreases in the market value of the Fund’s total assets, including those assets attributable to the Fund’s preferred stock and Borrowings. The Fund also may voluntarily redeem shares of APS under certain circumstances. See “Description of APS—Rating agency guidelines and asset coverage” for a description of the asset maintenance tests the Fund must meet.

Risks

Subordination risk

As permitted by its fundamental investment policies, the Fund uses various forms of financial leverage. The issuance of the APS is only one component of the Fund’s use of leverage, which also includes five series of outstanding RPS with an aggregate liquidation preference of $500 million and three series of Existing APS with an aggregate liquidation preference of $300 million. Holders of APS will have equal liquidation and distribution rights to the holders of the Existing APS and the RPS. As of June 1, 2006, the Fund retired all of its CP Notes and terminated its CP Note program and the related backup credit facility. As a result, the Fund currently has no Borrowings, although it could enter into Borrowings in the future. In connection with the Fund’s use of leverage through its preferred stock and any Borrowings, the Fund may enter into interest rate swap or cap transactions. If the Fund enters into Borrowings or interest rate swaps or caps, the rights of lenders and counter-parties in those transactions will be senior to the rights of holders of the Fund’s preferred stock, including the APS. Dividends, distributions and other payments to holders of APS in liquidation or otherwise would be subject to prior payment of the Fund’s obligations to the lenders and counter-parties with respect to any Borrowings or interest rate swaps or caps. If the Fund were in default on any such obligations, it would not be permitted to declare, pay or set apart for payment any dividend or other distribution in respect of the APS, or call for redemption or redeem any shares of APS.

Restrictions on dividends and other distributions

Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund’s common stock and preferred stock, both by the Investment Company Act and by requirements imposed by Moody’s, S&P or a substitute rating agency, might impair the Fund’s ability to satisfy minimum distribution requirements that it must satisfy to receive favorable treatment as a regulated investment company for federal income tax purposes. While the Fund has the ability to redeem shares of APS to enable the Fund to distribute its income to the extent required to maintain its favorable tax treatment as a regulated investment company under the Code, there can be no assurance that such redemptions can be effected in time to meet the requirements of the Code. See “U.S. federal income tax matters.”

Interest rate risk

The APS pays dividends based on short-term interest rates. If short-term interest rates rise, dividend rates on the APS will also rise. A sharp increase in short-term interest rates could cause a “negative arbitrage” situation, where the dividend rate on the APS would exceed the yield on the Fund’s portfolio securities. In addition, rising market interest rates could negatively impact the value of the Fund’s investment portfolio, reducing the amount of assets serving as asset coverage for the APS. See “The Fund’s investments—Use of leverage.”

RISKS OF INVESTING IN THE FUND

Investment and market risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire amount invested. An investment in the Fund represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

Income risk

The income that holders of preferred stock and common stock receive from the Fund is based primarily on the dividends and interest the Fund earns from its investments, which can vary widely over the short and long term. If prevailing market interest rates drop, distribution rates of the Fund’s preferred stock holdings and any bond holdings and preferred and common shareholders’ income from

Risks

the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage.

Management risk

The Fund is subject to management risk because it is an actively managed portfolio. The Adviser and the individual portfolio managers apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Leverage risk

The Fund uses financial leverage on an ongoing basis for investment purposes. Leverage risk includes the risk associated with the issuance of preferred stock and any future Borrowings to leverage the Fund’s common stock. If the dividend rate on the preferred stock or the interest rate on any future Borrowings exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund’s ability to pay dividends and meet its asset coverage requirements on its preferred stock, including the APS, would be reduced. Similarly, any decline in the net asset value of the Fund’s investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its Aaa and AAA ratings on its preferred stock or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on its preferred stock. To counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of its preferred stock.

It is currently anticipated that, taking into account the APS being offered by this Prospectus, the amount of leverage will represent up to 35% of the Fund’s total assets.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the Fund’s net asset value and the asset coverage of the Fund’s preferred stock. This means that if there is a net decrease in the value of the Fund’s investment portfolio, the use of leverage will likely cause a greater decrease in the net asset value per common share and the market value per common share than if the Fund were not leveraged.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, we cannot assure you that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will be effective. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates and that prediction turned out to be incorrect, the reduction in leverage would likely cause a decrease in the Fund’s net asset value relative to what it would have been if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction in volatility of income and net asset value if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Because the fee paid to the Adviser is calculated on the basis of the Fund’s managed assets (which equals the aggregate net asset value of the common stock plus the aggregate liquidation preference of the preferred stock and the aggregate principal amount of any Borrowings), the advisory fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

Utilities industry risk

The Fund invests a significant portion of its assets in securities of issuers in the public utilities industry. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting this sector. As concentration in a sector increases, so does the potential for fluctuation in the value of the Fund’s assets.

Risks

Certain segments of the industry and individual companies within such segments may not perform as well as the industry as a whole. Many public utility companies historically have been subject to risks of increases in fuel and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. Telecommunications companies in particular have been subject to risks associated with increasing levels of competition, technology substitution (i.e. wireless, broadband and voice over Internet protocol, or VoIP), industry overcapacity, consolidation and regulatory uncertainty. Regulatory changes with respect to nuclear and conventionally fueled power generating and transmission facilities could increase costs or impair the ability of public utility companies to operate and utilize such facilities, thus reducing public utility companies’ earnings or resulting in losses. Rates of return on investment of certain public utility companies are subject to review by government regulators. There can be no assurance that changes in regulatory policies or accounting standards will not negatively affect public utility companies’ earnings or dividends. Costs incurred by public utility companies, such as fuel and purchased power costs, often are subject to immediate market action resulting from such things as political or military forces operating in geographic regions where oil production is concentrated or global or regional weather conditions, such as droughts. Rates of return of public utility companies generally are subject to review and limitation by state public utility commissions, which ordinarily results in a lag or an absence of correlation between costs and return. It is also possible that costs may not be offset by return.

Public utility companies have, in recent years, been affected by increased competition, which could adversely affect the profitability or viability of such companies. Electric public utility companies may also be subject to increasing economic pressures due to deregulation of generation, transmission and other aspects of their business.

Regulatory changes in certain states have led to greater competition in the indutsry and the emergence of non-regulated providers as a significant part of the industry. While regulated providers tend to have regulated returns, non-regulated providers’ returns are not regulated and generally are more volatile. These developments have reduced stability of cash flows in those states with non-regulated providers and could impact the short-term earnings potential of some in the industry.

Investments in securities of foreign issuers

While the Fund is prohibited from investing 15% or more of its assets in securities of foreign issuers, the Fund may be exposed to certain risks as a result of foreign investments. Investing in securities of foreign issuers involves certain considerations not typically associated with investing in securities of U.S. companies, including (a) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars, (b) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, (c) currency devaluations and other currency exchange rate fluctuations, (d) more substantial government involvement in the economy, (e) higher rates of inflation, (f) less government supervision and regulation of the securities markets and participants in those markets and (g) political uncertainty and other considerations. The Fund will treat investments in countries with repatriation restrictions as illiquid for purposes of any applicable limitations under the Investment Company Act; however, as a closed-end fund, the Fund is not currently limited under the Investment Company Act in the amount of illiquid securities it may acquire. Because of the limited forward market for the purchase of U.S. dollars in most foreign countries and the limited circumstances in which the Fund expects to hedge against declines in the value of foreign country currencies generally, the Fund will be adversely affected by devaluations of foreign country currencies against the U.S. dollar to the extent the Fund is invested in securities denominated in currencies experiencing a devaluation. The Fund’s fundamental investment policies permit the Fund to enter into currency hedging transactions.

Risks

In addition, accounting, auditing and financial reporting standards in foreign countries are different from U.S. standards. As a result, certain material disclosures may not be made and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. Interest and dividends paid on securities held by the Fund and gains from the disposition of such securities may be subject to withholding taxes imposed by foreign countries.

Common stock risk

The Fund has exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Small and mid cap stock risk

The Fund may invest in companies of any market capitalization. The Fund’s investments in small and medium-sized companies may be subject to more abrupt or erratic movements in price than its investments in larger, more established companies because the securities of such companies are less well-known, held primarily by insiders or institutional investors or may trade less frequently and in lower volume. Furthermore, small and medium-sized companies are more likely to experience greater or more unexpected changes in their earnings and growth prospects. Such companies often have limited financial resources or may depend on a few key employees, and the products or technologies of such companies may be at a relatively early stage of development or not fully tested.

Preferred stock risk

The Fund has exposure to preferred stocks. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income on this position. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers’ call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore are subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

Issuer risk

The value of common and preferred stocks may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.

Risks

Debt securities risk

In addition to credit risk, investment in debt securities carries certain risks, including:

  Redemption risk — Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.
  Limited voting rights — Debt securities typically have limited voting rights, except in cases when interest payments have not been made and the issuer is in default.
  Liquidity — Certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks.

Credit risk

Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund’s portfolio, the value of those obligations could decline, which could jeopardize the rating agencies’ ratings of the preferred stock issued by the Fund. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner. Because the primary source of income for the Fund is the dividend, interest and principal payments on the preferred or debt securities in which it invests, any default by an issuer of a preferred or debt security could have a negative impact on the Fund’s ability to pay dividends to its investors. Even if the issuer does not actually default, adverse changes in the issuer’s financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer’s obligations or the value of credit derivatives if the Fund has sold credit protection.

Hedging strategy risk

Certain of the investment techniques that the Fund may employ for hedging or, under certain circumstances, to increase income or total return will expose the Fund to risks. In addition to the hedging techniques described elsewhere (i.e., positions in Treasury Bond or Treasury Note futures contracts, use of options on these positions, positions in interest rate swaps, options thereon (“swaptions”) and credit derivatives), such investment techniques may include entering into interest rate and stock index futures contracts and options on interest rate and stock index futures contracts, purchasing and selling put and call options on securities and stock indices, purchasing and selling securities on a when-issued or delayed delivery basis and lending portfolio securities. The Fund intends to comply with regulations of the SEC involving “covering” or segregating assets in connection with the Fund’s use of options and futures contracts.

There are economic costs of hedging reflected in the pricing of futures, swaps, options and swaption contracts which can be significant, particularly when long-term interest rates are substantially above short-term interest rates. The desirability of moderating these hedging costs will be a factor in the Adviser’s choice of hedging strategies, although costs will not be the exclusive consideration in selecting hedge instruments. In addition, the Fund may select individual investments based upon their potential for appreciation without regard to the effect on current income in an attempt to mitigate the impact on the Fund’s assets of the expected normal cost of hedging.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Adviser’s

Risks

judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

Derivatives risk

To the extent the Fund enters into derivative transactions (such as futures contracts and options thereon, options and swaps), the Fund will be subject to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of qualified dividends.

Dividend capture risk

The Fund may seek to increase its dividend income using a strategy called “dividend capture.” In a dividend capture trade, the Fund purchases stock of a particular issuer on or prior to the ex-dividend date for that stock. Because the Fund is the holder of the stock on the ex-dividend date, it is entitled to receive the dividend on the stock. After the ex-dividend date, the Fund seeks an opportunity to sell the stock and reinvest the proceeds in the stock of a different issuer on or prior to that stock’s ex-dividend date. The use of dividend capture strategies exposes the Fund to increased trading costs and the potential for capital loss. Since 2004, the Fund has not made significant use of dividend captures but may decide to do so in the future.

Portfolio turnover risk

The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% (excluding turnover of securities having a maturity of one year or less) under normal market conditions, although it could be materially higher under certain conditions. A high turnover rate (100% or more) necessarily involves greater expenses to the Fund and may result in realization of net short-term capital gains.

Inflation risk

Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s preferred stock and common stock, and distributions thereon, can decline. In addition, during any periods of rising inflation, the interest rate payable on any debt owed by the Fund would likely increase, which would tend to further reduce returns to the Fund’s common shareholders.

Tax risk

The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes as a result of the “sunset” provisions that currently apply to the favorable tax treatment of qualified dividends. There can be no assurance that any portion of the Fund’s income distributions will not be fully taxable as ordinary income. In order for the Fund to avoid corporate-level income tax, the Fund must qualify each year as a regulated investment company under the Code and distribute all of its net income.

Risks

Market disruption risk

The war with Iraq and the continuing occupation of that country by coalition forces have had a substantial impact on the U.S. and world economies and securities markets. The duration and nature of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure and political systems cannot be predicted with any certainty. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors relating to the APS.

Anti-takeover provisions

Certain provisions of the Fund’s charter and bylaws may be regarded as “anti-takeover” provisions because they could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. See “Certain provisions in the charter and bylaws and certain provisions of Maryland law.”

Management of the Fund BOARD OF DIRECTORS AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Fund’s board of directors. For information concerning the Fund’s officers and directors, see “Management of the Fund” in the Statement of Additional Information.

INVESTMENT ADVISER

The Fund’s investment adviser is Duff & Phelps Investment Management Co., 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. The Adviser (together with its predecessor) has been in the investment advisory business for more than 70 years and, excluding the Fund, currently has more than $3.3 billion in client accounts under discretionary management. The Adviser acts as adviser to two other closed-end investment companies registered under the Investment Company Act and as adviser to three open-end investment companies registered under the Investment Company Act. The Adviser is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. (“Phoenix Investment Partners”), which is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. (“PNX”). Phoenix Investment Partners and its subsidiaries provide investment management services to institutional and private clients and to the life insurance subsidiaries of PNX.

The Adviser is responsible for the management of the Fund’s investment portfolio, subject to the overall control of the board of directors of the Fund.

Under the terms of an investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Adviser receives from the Fund a quarterly fee at an annual rate of 0.60% of the average weekly net assets of the Fund up to $1.5 billion and 0.50% of average weekly net assets in excess of $1.5 billion. The net assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week. For purposes of the foregoing calculation, “net assets” are defined as the sum of (i) the aggregate net asset value of the Fund’s common stock, (ii) the aggregate liquidation preference of the Fund’s preferred stock and (iii) the aggregate proceeds to the Fund of commercial paper issued by the Fund. The investment advisory fees paid by the Fund under the Advisory Agreement totaled $14,771,365 in 2005, $13,869,531 in 2004 and $13,069,523 in 2003. A discussion regarding the basis for the directors’ approving the

Management of the Fund

Advisory Agreement is available in the Fund’s Semi-Annual Report to Shareholders for the six months ended June 30, 2005 as filed with the SEC on Form N-CSR on September 2, 2005 (No. 811-4915). Under the terms of a service agreement among the Adviser, Phoenix Investment Partners and the Fund (the “Service Agreement”), Phoenix Investment Partners makes available to the Adviser the services, on a part-time basis, of its employees and various facilities to enable the Adviser to perform certain of its obligations to the Fund. However, the obligation of performance under the Advisory Agreement is solely that of the Adviser, for which Phoenix Investment Partners assumes no responsibility, except as described in the preceding sentence. The Adviser reimburses Phoenix Investment Partners for any costs, direct or indirect, fairly attributable to the services performed and the facilities provided by Phoenix Investment Partners under the Service Agreement. The Fund does not pay any fees pursuant to the Service Agreement.

PORTFOLIO MANAGEMENT

A team of investment professionals employed by the Adviser is responsible for the day-to-day management of the Fund’s portfolio. The members of that investment team and their respective areas of responsibility and expertise, as of April 1, 2006, are as follows:

Nathan I. Partain, CFA, has led the Fund’s portfolio management team since 1998 and has served on the Fund’s portfolio management team since 1996. He has been President, Chief Executive Officer and Chief Investment Officer of the Fund since February 2001 (Executive Vice President and Chief Investment Officer from 1998 to 2001). Mr. Partain has been President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President from 1997 to 2005), President and Chief Executive Officer of DTF Tax-Free Income Inc. (“DTF”) and Duff & Phelps Utility and Corporate Bond Trust Inc. (“DUC”), two other closed-end utilities oriented funds, since February 2004, and lead portfolio manager of Phoenix Global Utilities Fund (“PGU”), an open-end utilities oriented fund, since October 2004. Mr. Partain has final investment authority with respect to the Fund’s entire investment portfolio. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility. He is also a director of Otter Tail Corporation (since 1993).

T. Brooks Beittel, CFA, has served on the Fund’s portfolio management team and has been Secretary and a Senior Vice President of the Fund since January 1995 (Treasurer from January 1995 to September 2002). He has been Senior Vice President of the Adviser since 1993 (Vice President 1987-1993) and Secretary of DTF and DUC since May 2005. He is also a member of the portfolio management teams of DUC and PGU. Mr. Beittel concentrates his research on fixed-income securities and has investment authority with respect to the Fund’s fixed-income portfolio. He joined the Duff & Phelps organization in 1987 and has served since then in positions of increasing responsibility.

Michael Schatt has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Fund since April 1998 (Vice President from January 1997 to April 1998). Mr. Schatt has been a Senior Vice President of the Adviser since January 1997 and was a Managing Director of Phoenix Investment Partners from 1994 to 1996. Mr. Schatt concentrates his research on REIT securities and has investment authority with respect to the Fund’s REIT portfolio. He is also the senior portfolio manager for all REIT products managed by the Adviser. These products include the Phoenix Real Estate Securities Fund, the Phoenix Real Estate Securities Series sub-account of the Phoenix Edge Series annuity products, Duff & Phelps Real Estate Securities Trust and various separate accounts. Before joining the Duff & Phelps organization in 1994, Mr. Schatt spent four years as a director of the Real Estate Advisory Practice for Coopers & Lybrand, LLC, advising foreign pension funds on the acquisition and disposition of U.S. real estate assets and assisting clients in evaluating public real estate investments as an alternative to private real estate investments. Prior to joining Coopers & Lybrand, he had 10 years’ experience in real estate finance.

Management of the Fund

Deborah A. Jansen, CFA, has served on the Fund’s portfolio management team and has been a Senior Vice President of the Adviser since January 2001. She is also a member of the portfolio management team of PGU. Ms. Jansen concentrates her research on the global electric and natural gas industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. Prior to joining the Adviser in 2001, Ms. Jansen was a Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe and Farnham, Inc. from 1996 to 2000.

Connie M. Luecke, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Adviser since January 1998 (Managing Director from 1996 to 1998). She is also a member of the portfolio management team of PGU. Ms. Luecke concentrates her research on the global telecommunications industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. She joined the Duff & Phelps organization in 1992 and has served since then in positions of increasing responsibility.

Daniel J. Petrisko, CFA, has served on the Fund’s portfolio management team since 2004 and has been a Senior Vice President of the Adviser since 1997 (Vice President from 1995 to 1997). He has been Chief Investment Officer of DUC, another closed-end utilities oriented fund, since February 2004 (Portfolio Manager from 2002 to 2004, Vice President since 2000). Mr. Petrisko assists Mr. Beittel with respect to the management of the Fund’s fixed-income portfolio. He joined the Duff & Phelps organization in 1995 and has served since then in positions of increasing responsibility.

Randle L. Smith, CFA, has served on the Fund’s portfolio management team since 1996 and has been a Senior Vice President of the Adviser since January 1998 (Managing Director from 1996 to 1998). He is also a member of the portfolio management team of PGU. Mr. Smith concentrates his research on the global electric and natural gas industries and makes recommendations to Mr. Partain with regard to equity investments in those industries. He joined the Duff & Phelps organization in 1990 and has served since then in positions of increasing responsibility.

Please refer to the Statement of Additional Information for additional information about the Fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of securities of the Fund.

ADMINISTRATOR

The Fund’s administrator is J.J.B. Hilliard, W.L. Lyons, Inc., Hilliard Lyons Center, Louisville, Kentucky 40202. The Administrator is a wholly-owned subsidiary of The PNC Financial Services Group, Inc. Under the terms of an administration agreement (the “Administration Agreement”), the Administrator provides all management and administrative services required in connection with the operation of the Fund not required to be provided by the Adviser pursuant to the Advisory Agreement, as well as the necessary office facilities, equipment and personnel to perform such services. For its services, the Administrator receives from the Fund a quarterly fee at an annual rate of 0.25% of the Fund’s average weekly net assets up to $100 million, 0.20% of the Fund’s average weekly net assets from $100 million to $1.0 billion and 0.10% of average weekly net assets over $1.0 billion. The net assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week. For purposes of the foregoing calculation, “net assets” are defined as the sum of (i) the aggregate net asset value of the Fund’s common stock, (ii) the aggregate liquidation preference of the Fund’s preferred stock and (iii) the aggregate proceeds to the Fund of commercial paper issued by the Fund.

EXPENSES

The Fund is responsible for all expenses not paid by the Adviser or the Administrator, including brokerage fees.

Management of the Fund

CONTROL PERSONS

The Fund does not consider that any person “controls” the Fund. No person is known by the Fund to own of record or beneficially five percent or more of any class of the Fund’s outstanding equity securities. For purposes of the preceding, “control” means (1) the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of a company; (2) the acknowledgement or assertion by either the controlled or controlling party of the existence of control; or (3) a final adjudication under Section 2(a)(9) of the Investment Company Act that control exists.

Description of APS

The following is a brief description of the terms of the APS. For the complete terms of the APS, including the meanings of the defined terms used in this Prospectus but not otherwise defined, please refer to the detailed description of the APS in the Articles Supplementary attached as Appendix A to the Statement of Additional Information.

GENERAL

The APS will rank on a parity with the shares of any other series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation. All shares of APS carry 1 / 4 vote per share on matters on which APS can be voted. The shares of APS, when issued, will be fully paid and non-assessable and will have no preemptive, conversion or cumulative voting rights. The shares of APS will not be convertible into common stock, RPS or other capital stock of the Fund. A preferred stock credit rating is a rating agency’s assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on the APS are not recommendations to purchase, hold or sell APS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described below also do not address the likelihood that an owner of APS will be able to sell shares of APS in an auction or otherwise.

The APS offered by this Prospectus will rank on a parity with the Existing APS and the RPS.

DIVIDENDS AND DIVIDEND PERIODS

The following is a general description of dividends and dividend periods. The initial dividend period for each series of APS is as set forth below:

Series	Initial dividend period

Series T	, 2006	–	, 2006
Series TH	, 2006	–	, 2006

Any subsequent dividend periods will generally be seven days. The Fund, subject to certain conditions, may change the length of subsequent dividend periods by designating them as special dividend periods. See “Declaration of special dividend periods” below.

Dividend payment dates

Dividends on the APS will be payable when, as and if declared by the board of directors, out of legally available funds in accordance with the charter, the Articles Supplementary and applicable law. Dividends are scheduled to be paid for each series of APS as follows:

			Subsequent dividend
Series	Initial dividend payment date		payment day

Series T	,	2006	Wednesday
Series TH	,	2006	Friday

If dividends are payable on a day that is not a business day, then dividends will be payable on the next business day. In addition, the Fund may specify different dividend payment dates for any special dividend period of more than 28 dividend period days.

Dividends will be paid through The Depository Trust Company (the “Securities Depository”) on each dividend payment date. The Securities Depository, in accordance with its current procedures, is

Description of APS

expected to distribute dividends received from the Fund in next-day funds on each dividend payment date to its members or participants (“Agent Members”) who are acting as agents for beneficial owners. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use such Broker-Dealer or that Broker-Dealer’s designee as Agent Member.

Calculation of dividend payment

The Fund computes the dividends per share payable on shares of each series of APS by multiplying the applicable dividend rate in effect for shares of such series in effect by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the dividend period) and the denominator will normally be 360. In either case, this rate is then multiplied by $25,000 to arrive at dividends per share.

Dividends on shares of each series of APS will accumulate from the date of their original issue. For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction once each of the requirements of the Articles Supplementary are satisfied.

Prior to each auction, Broker-Dealers will notify holders of the term of the next succeeding dividend period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each auction, on the auction date, Broker-Dealers will notify holders of the applicable dividend rate for the next succeeding dividend period and of the auction date of the next succeeding auction.

The dividend rate that results from an auction for each series of APS will not be greater than the maximum dividend rate. The maximum dividend rate for any regular dividend period will be the higher of (i) the applicable percentage of the reference rate and (ii) the applicable spread plus the reference rate. The reference rate will be the applicable LIBOR Rate (as defined below) (for a dividend period of fewer than 365 days) or the applicable U.S. Treasury Note Rate (as defined below) (for a dividend period of 365 days or more). The applicable percentage of the reference rate and the applicable spread plus the reference rate for any regular dividend period will generally be determined based on the credit ratings assigned to the APS by Moody’s and S&P on the auction date for such period (as set forth in the table below). If Moody’s and S&P do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special dividend period, (1) the maximum dividend rate will be specified by the Fund in the notice of special dividend period for such dividend period, (2) the applicable percentage of the reference rate and the applicable spread plus the reference rate will be determined on the date two business days before the first day of such special dividend period and (3) the reference rate will be the applicable LIBOR Rate (for a dividend period of fewer than 365 days) or the U.S. Treasury Note Rate (for a dividend period of 365 days or more).

					Applicable percentage
Moody’s			S&P		of the reference rate	Applicable spread

Aaa			AAA		125%	125	bps
Aa3	to	Aa1	AA- to	AA+	150%	150	bps
A3	to	A1	A- to	A+	200%	200	bps
Baa3	to	Baa1	BBB- to	BBB+	250%	250	bps
Ba1 and lower			BB+ and lower		300%	300	bps

Description of APS

Assuming the Fund maintains an AAA/Aaa rating on the APS, the practical effect of the different methods used to calculate the maximum dividend rate is shown in the table below:

	Maximum dividend
	rate using the	Maximum dividend rate	Method used to
	applicable percentage	using the applicable spread	determine the
Reference rate	of the reference rate	plus the reference rate	maximum dividend rate

1%	1.25%	2.25%	Spread
2%	2.50%	3.25%	Spread
3%	3.75%	4.25%	Spread
4%	5.00%	5.25%	Spread
5%	6.25%	6.25%	Either
6%	7.50%	7.25%	Percentage

Prior to each dividend payment date, the Fund is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Fund does not intend to establish any reserves for the payment of dividends.

The Fund will take all reasonable action necessary to enable Moody’s and S&P to provide ratings for each series of APS. If such ratings are not made available by Moody’s or S&P, the underwriter or its affiliates and successors, after consultation with the Fund, will select one or more other rating agencies to act as substitute rating agencies.

The “LIBOR Rate” is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for a series of APS. For a more detailed description, please see the Articles Supplementary.

The “U.S. Treasury Note Rate” is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a series of APS. For a more detailed description, please see the Articles Supplementary.

Effect of failure to pay dividends in a timely manner

If the Fund fails to pay the auction agent the full amount of any dividend for any shares of APS in a timely manner, but the Fund cures such failure and pays any late charge before 12:00 noon, New York City time, on the third business day following the date the failure occurred, no auction will be held for the APS for the first subsequent dividend period thereafter, and the dividend rate for the APS for that subsequent dividend period will be the maximum dividend rate. However, if the Fund does not effect a timely cure, no auction will be held for the APS for the first subsequent dividend period thereafter (and for any dividend period thereafter, up to and including the dividend period during which the failure is cured and the late charge is paid), and the dividend rate for the APS for each subsequent dividend period will be the maximum dividend rate with the prevailing rating for the series of APS being deemed Baa1/BBB.

Restrictions on dividends and other distributions

Under the Investment Company Act, the Fund may not (i) declare any dividend with respect to the APS if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to any Borrowings of the Fund that are senior securities representing indebtedness (as defined in the Investment Company Act) would be less than 200% (or such other percentage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred stock) or (ii) declare any other distribution on the APS or purchase or redeem shares

Description of APS

of APS if, at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund’s senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions on or effecting purchases or redemptions of any class of its capital stock). “Senior securities representing indebtedness” generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund’s obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term “senior security” does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term “senior security” also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made; a loan is presumed under the Investment Company Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of shares of APS, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

In addition, a declaration of a dividend or other distribution on or purchase or redemption of shares of APS may be prohibited (i) at any time when an event of default under any Borrowings has occurred and is continuing; (ii) after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with such Borrowings; or (iii) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption. While any shares of APS are outstanding, the Fund generally may not declare, pay or set apart for payment any dividend or other distribution in respect of its common stock. In addition, the Fund may not call for redemption or redeem any of its common stock. However, the Fund is not confined by the above restrictions if:

  immediately after such transaction, the Discounted Value of the Fund’s portfolio would be equal to or greater than the Preferred Stock Basic Maintenance Amount and the Investment Company Act Preferred Stock Asset Coverage (see “—Rating agency guidelines and asset coverage” below);
  full cumulative dividends on each series of APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent; and
  the Fund has redeemed the full number of shares of APS required to be redeemed by any provision for mandatory redemption contained in the Articles Supplementary.

The Fund generally will not declare, pay or set apart for payment any dividend on any class or series of shares of capital stock of the Fund ranking, as to the payment of dividends, on a parity with the APS unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of APS through its most recent dividend payment date. However, when the Fund has not paid dividends in full upon the shares of each series of APS through the most recent dividend payment date or upon any other class or series of shares of the Fund ranking, as to the payment of dividends, on a parity with the APS through their most recent respective dividend payment dates, the amount of dividends declared per share on the APS and such other class or series of shares

Description of APS

will in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares bear to each other.

Declaration of special dividend periods

The Fund may, under certain circumstances, declare a special dividend period for a particular series of APS. Upon declaring a special dividend period, the Fund will give notice to the auction agent and each Broker-Dealer. The notice will request that the next succeeding dividend period for the series of APS be a number of days (greater than 7) evenly divisible by seven as specified in such notice and not more than 1,820 days long; provided, however, that a special dividend period may be a number of days not evenly divisible by seven if all shares of the series of APS are to be redeemed at the end of such special dividend period. The Fund may not request a special dividend period unless sufficient clearing bids for shares of such series were made in the most recent auction (that is, in general, the number of shares subject to buy orders by potential holders is at least equal to the number of shares subject to sell orders by existing holders). In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. Prior to declaring a special dividend period, the Fund will confirm that, as of the auction date next preceding the first day of such special dividend period, it has eligible assets with an aggregate discounted value at least equal to the Preferred Stock Basic Maintenance Amount (as defined below). The Fund also intends to consult with the Broker-Dealers and provide notice to each rating agency which is then rating the APS and so requires. A notice of special dividend period also will specify whether the APS will be subject to optional redemption during such special dividend period and, if so, the redemption premium, if any, required to be paid by the Fund in connection with such optional redemption. If the Fund proposes to designate any special dividend period, not fewer than 20 (or such lesser number of days as may be agreed from time to time by the auction agent and each Broker-Dealer) nor more than 30 business days prior to the first day of such special dividend period, notice shall be mailed to Holders of such series of APS. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding special dividend period, specifying the special dividend period’s first day, and (B) that the Fund will by 11:00 A.M., New York City time, on the second business day next preceding the first day of such special dividend period, notify the auction agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such special dividend period, subject to the terms of any specific redemption provisions, or (y) its determination not to proceed with such special dividend period, in which latter event the succeeding dividend period shall be a minimum dividend period. No later than 11:00 A.M., New York City time, on the second business day next preceding the first day of any proposed special dividend period, the Fund shall deliver to the auction agent, who will promptly deliver to the Broker-Dealers, either: (i) a notice stating (A) that the Fund has determined to designate the next succeeding dividend period as a special dividend period, specifying the first and last days thereof, and (B) the terms of any specific redemption provisions; or (ii) a notice stating that the Fund has determined not to exercise its option to designate a special dividend period. If the Fund fails to deliver either such notice with respect to any designation of any proposed special dividend period to the auction agent by 11:00 A.M., New York City time, on the second business day next preceding the first day of such proposed special dividend period, the Fund shall be deemed to have delivered a notice to the auction agent with respect to such dividend period to the effect set forth in clause (ii) above, thereby resulting in a minimum dividend period. The Fund must also have received confirmation from Moody’s and S&P or any substitute rating agency that the proposed special dividend period will not adversely affect such rating agency’s then-current rating on the APS, and the lead Broker-Dealer designated by the Fund, initially UBS Securities LLC, must not have objected to the declaration of a special dividend period.

Description of APS

REDEMPTION

Mandatory redemption. The Fund is required to maintain (a) a Discounted Value of eligible portfolio securities equal to the Preferred Stock Basic Maintenance Amount and (b) the Investment Company Act Preferred Stock Asset Coverage. Eligible portfolio securities for purposes of (a) above will be determined from time to time by the rating agencies then rating the APS. If the Fund fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the APS, the Fund must redeem all or a portion of the APS. This mandatory redemption will take place on a date that the board of directors specifies out of legally available funds in accordance with the charter, the Articles Supplementary and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of shares of APS that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding shares of preferred stock of the Fund. The mandatory redemption will be limited to the number of shares of APS necessary to restore the required Discounted Value or the Investment Company Act Preferred Stock Asset Coverage, as the case may be.

Optional redemption. The Fund, at its option, may redeem the APS, in whole or in part, out of funds legally available therefor. Any optional redemption will occur on any dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No shares of APS may be redeemed if the redemption would cause the Fund to violate the Investment Company Act or any other applicable law. Shares of a series of APS may not be redeemed in part if fewer than 300 shares of APS would remain outstanding after the redemption. The Fund has the authority to redeem shares of APS for any reason.

The redemption price for a series of APS may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless, after giving effect thereto, (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the series of APS by reason of the redemption of the series of APS on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Stock Basic Maintenance Amount. Notwithstanding the foregoing, a series of APS may not be redeemed at the option of the Fund unless all dividends in arrears on all outstanding series of APS, and any other outstanding preferred stock of the Fund, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for a series of APS made on the same terms to holders of all outstanding preferred stock of the Fund.

LIQUIDATION

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred stock, including both APS and RPS, will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share of preferred stock plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of assets by the Fund.

Description of APS

For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Fund does not include:

  the sale of all or substantially all the property or business of the Fund;
  the merger or consolidation of the Fund into or with any other business trust or corporation; or
  the merger or consolidation of any other business trust or corporation into or with the Fund.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

The Fund is required under guidelines of Moody’s and S&P to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount. Moody’s and S&P have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency’s guidelines, all or a portion of the holding’s value will not be included in the rating agency’s calculation of Discounted Value. The Moody’s and S&P guidelines do not impose any limitations on the percentage of the Fund’s assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund’s portfolio. The amount of ineligible assets included in the Fund’s portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Stock Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the preferred stock then outstanding and (b) certain accrued and projected payment obligations of the Fund.

The Fund is also required under the Investment Company Act to maintain asset coverage of at least 200% with respect to senior securities which are stock, including the APS, the Existing APS and the RPS (“Investment Company Act Preferred Stock Asset Coverage”). The Fund’s Investment Company Act Preferred Stock Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. Based on the composition of the portfolio of the Fund and market conditions as of March 31, 2006, the Investment Company Act Preferred Stock Asset Coverage with respect to all of the Fund’s preferred stock, and after giving pro forma effect to the retirement on that date of all of the CP Notes and the issuance on that date of all shares of APS offered hereby and to the deduction of related sales load and related offering costs estimated at $2,152,400 in the aggregate, would have been computed as follows:

Value of Fund assets less liabilities
not constituting senior securities		$2,915,124,149
	=		=	292%
Senior securities representing indebtedness		$1,000,000,000
plus liquidation value of preferred stock

In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Stock Basic Maintenance Amount or (b) the Investment Company Act Preferred Stock Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the APS or the Investment Company Act, as the case may be, the Fund will be required to redeem shares of APS as described under “Redemption—Mandatory redemption” above.

The Fund may, but is not required to, adopt any modifications to the guidelines that may be established by Moody’s or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the APS may, at any time, change, suspend or withdraw any such rating. The board of directors may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Moody’s or S&P, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the APS.

Description of APS

As described by Moody’s and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the APS is not a recommendation to purchase, hold or sell shares of APS, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines referred to above also do not address the likelihood that an owner of shares of APS will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody’s and S&P by the Fund and the Adviser and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

The rating agency’s guidelines will apply to the APS only so long as the rating agency is rating the APS. The Fund will pay certain fees to Moody’s and S&P for rating the APS.

VOTING RIGHTS

Except as otherwise provided in this Prospectus and in the Statement of Additional Information or as otherwise required by law, holders of APS will be entitled to 1 / 4 vote per share of APS and will vote together with holders of common stock and other preferred stock as a single class. Since each share of APS represents a liquidation preference of $25,000, whereas each share of RPS (which has one vote per share) represents a liquidation preference of $100,000, the allocation of 1 / 4 vote per share to the APS will give all holders of preferred stock equal voting power per dollar of liquidation preference. Holders of outstanding preferred stock, voting separately as one class, are entitled to elect two of the Fund’s directors. The remaining directors are elected by holders of the Fund’s common stock. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred stock are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred stock is that the number of directors constituting the board of directors will be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of preferred stock as described above, would constitute a majority of the board of directors. The holders of preferred stock will be entitled to elect that smallest number of additional directors at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which directors are to be elected. The terms of office of the persons who are directors at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred stock, the special voting rights stated above will cease, and the terms of office of the additional directors elected by the holders of preferred stock will automatically terminate.

As long as any shares of APS are outstanding, the Fund will not, without the affirmative vote or consent of the holders of at least two-thirds of the shares of preferred stock outstanding at the time (voting separately as one class):

(a)	authorize, create or issue, or increase the authorized or issued number of, any class or series of shares ranking prior to the APS with respect to the payment of dividends or the distribution of assets on liquidation; or

(b)	amend, alter or repeal the provisions of the charter, including the Articles Supplementary, whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of the APS or the holders of APS; provided that any increase in the amount of the authorized preferred stock or the creation and issuance of other series of preferred stock, or any increase in the amount of authorized shares of such series or of any other series of preferred stock, in each case ranking on a parity with or junior to the APS, will not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers unless such issuance would cause the Fund not to satisfy the Investment Company Act Preferred Stock Asset Coverage requirements or the Preferred

Description of APS

Stock Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the preferred stock is not required.

Unless a higher percentage is provided for under the charter, the affirmative vote of the holders of a majority of the outstanding shares of preferred stock, including APS, voting together as a single class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of preferred stock, including APS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of common stock and shares of preferred stock, including APS, necessary to authorize the action in question.

As defined in the 1940 Act, a reorganization includes:

(a)	a reorganization under the supervision of a court of competent jurisdiction;

(b)	a merger or consolidation;

(c)	a sale of 75% or more in value of the assets of the Fund;

(d)	a restatement of the capital of the Fund, or an exchange of securities issued by the Fund for any of its own outstanding securities;

(e)	a voluntary dissolution or liquidation of the Fund;

(f)	a recapitalization or other procedure or transaction which has for its purpose the alteration, modification, or elimination of any of the rights, preferences, or privileges of any class of securities issued by the Fund, as provided in its charter or other instrument creating or defining such rights, preferences, and privileges;

(g)	an exchange of securities issued by the Fund for outstanding securities issued by another company or companies, preliminary to and for the purpose of effecting or consummating any of the foregoing; or

(h)	any exchange of securities by a company which is not an investment company for securities issued by the Fund.

Under Section 13(a) of the 1940 Act, the vote of a majority of the Fund’s outstanding voting securities is required to authorize the Fund to:

(a)	convert from a closed-end to an open-end investment company;

(b)	borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons, except in each case in accordance with the recitals of policy contained in the Fund’s registration statement with respect thereto;

(c)	deviate from its policy in respect of concentration of investments in the public utilities industry as recited in its registration statement, deviate from any investment policy which is changeable only if authorized by shareholder vote, or deviate from any other policy identi- fied as fundamental in its registration statement; or

(d)	change the nature of its business so as to cease to be an investment company.

The foregoing voting provisions will not apply with respect to the APS if, at or prior to the time when a vote is required, all shares of APS have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.

The auction GENERAL

The Articles Supplementary provide that, except as otherwise described in this Prospectus, the applicable dividend rate for each series of APS for each dividend period after the initial dividend period will be the rate that results from an auction conducted as set forth in the Articles Supplementary and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of APS. See the Articles Supplementary included in the Statement of Additional Information for a more complete description of the auction process.

AUCTION AGENCY AGREEMENT

The Fund has entered into an agency agreement (the “Auction Agency Agreement”) with the auction agent (currently, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable dividend rate for each series of APS, so long as the applicable dividend rate for such series of APS is to be based on the results of an auction.

BROKER-DEALER AGREEMENTS

Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers (“Broker-Dealer Agreements”) selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for APS.

Each Broker-Dealer is appointed on behalf of the Fund to serve as a dealer in the APS and is authorized in a Broker-Dealer Agreement to solicit bids for the APS from existing holders and potential holders. The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Fund, a service charge at the annual rate of 1 / 4 of 1% in the case of any auction before a dividend period of 364 days or less, or a percentage agreed to by the Fund and the Broker-Dealers, in the case of any auction before a dividend period of 365 days or longer, of the purchase price of APS placed by a Broker-Dealer at the auction. A Broker-Dealer may share a portion of such fees with other Broker-Dealers that submit, through such Broker-Dealer, orders that are filled in the auction.

The Fund may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days’ notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreements.

Bidding by Broker-Dealers

Each Broker-Dealer is permitted, but not obligated, to submit orders in auctions for its own account, either as a bidder or a seller, in its sole discretion. If a Broker-Dealer submits an order for its own account, it would have an advantage over other bidders because such Broker-Dealer would have knowledge of some or all of the other orders placed through such Broker-Dealer in that auction. Therefore, a Broker-Dealer could determine the rate and size of its order to increase the likelihood that its order will be accepted in the auction or that the auction will clear at a particular rate. For this reason, and because each Broker-Dealer is appointed and paid by the Fund to serve as a Broker-Dealer in the auction, a Broker-Dealer’s interests in conducting an auction may differ from those of existing holders and potential holders who participate in auctions. A Broker-Dealer would not have knowledge of orders submitted to the auction agent by any other firm that is, or may in the future be, appointed to accept orders pursuant to a Broker-Dealer Agreement.

Each Broker-Dealer may routinely place one or more bids in an auction for its own account to acquire APS for its inventory, to seek to prevent an “auction failure event” (i.e., an event where there

The auction

are insufficient clearing bids, which would result in the applicable dividend rate being set at the maximum dividend rate) or to seek to prevent an auction from clearing at a rate that such Broker-Dealer believes does not reflect the market for the APS. Each Broker-Dealer may place such bids even after obtaining knowledge of some or all of the other orders submitted through it. When bidding for its own account, each Broker-Dealer may bid inside the range of rates that it posts in its “price talk” or outside that range if such Broker-Dealer believes that the fair market value of the APS is outside the range of rates that it posts in its “price talk.” See “—Price talk” below.

Bids by any Broker-Dealer are likely to affect (i) the applicable dividend rate, including preventing the applicable dividend rate from being set at the maximum dividend rate or otherwise causing bidders to receive a higher or lower dividend rate than they might have received had such Broker-Dealer not bid, and (ii) the allocation of shares of APS being auctioned, including displacing some bidders who may have their bids rejected or who may receive fewer shares of APS than they would have received if such Broker-Dealer had not bid. Because of these practices, the fact that an auction clears successfully does not mean that an investment in the APS involves no significant liquidity risk. No Broker-Dealer is obligated to continue to place such bids in any particular auction to prevent an auction from failing or clearing at a dividend rate such Broker-Dealer believes does not reflect the market for the APS. Investors should not assume that any Broker-Dealer will do so or that “auction failure events” will not occur.

In any particular auction, if all outstanding shares of APS are the subject of submitted hold orders, the applicable dividend rate for the next succeeding distribution period will be the all-hold rate (such a situation is called an “all-hold auction”). When an all-hold auction appears likely, a Broker-Dealer may, but is not obligated to, advise existing holders of that fact, which might facilitate the submission of bids by existing holders that would avoid the occurrence of an all-hold auction. If a Broker-Dealer holds any shares of APS for its own account on an auction date, such Broker-Dealer will submit a sell order into the auction with respect to such shares. If such a Broker-Dealer (or any other existing holder) submits a sell order into the auction, such auction will not be an all-hold auction. Such Broker-Dealer may, but is not obligated to, submit bids in that same auction, as set forth above.

“Price talk”

Before the start of an auction, each Broker-Dealer may, in its discretion, make available to existing holders and potential holders such Broker-Dealer’s good faith judgment of the range of likely clearing dividend rates for the auction based on market and other information. This is known as “price talk.” Price talk is not a guarantee that the applicable dividend rate established through the auction will be an applicable dividend rate within the price talk, and existing holders and potential holders are free to use it or ignore it. A Broker-Dealer may occasionally update and change the price talk based on changes in issuer credit quality or macroeconomic factors that are likely to result in a change in dividend rate levels, such as an announcement by the Federal Reserve Board of a change in the Federal Funds rate or an announcement by the Bureau of Labor Statistics of unemployment numbers.

“All-or-nothing” bids

None of the Broker-Dealers accepts “all-or-nothing” bids (i.e., bids whereby the bidder proposes to reject an allocation smaller than the entire quantity bid) or any other type of bid that allows the bidder to avoid auction procedures that require the pro rata allocation of shares of APS when there are not sufficient sell orders to fill all bids at the clearing dividend rate.

No assurances regarding auction outcomes

None of the Broker-Dealers provides any assurance as to the outcome of any auction. Nor does any Broker-Dealer provide any assurance that any bid will be accepted or that the auction will clear at a dividend rate that a bidder considers acceptable. Bids may be rejected or may be only partially filled,

The auction

and the dividend rate on any shares of APS purchased or retained may be lower than the bidder expected.

Deadlines/auction periods

Each particular auction has a formal time deadline by which all bids must be submitted by each Broker-Dealer to the auction agent. This deadline is called the “auction submission deadline.” To provide sufficient time to process and submit customer bids to the auction agent before the auction submission deadline, each Broker-Dealer imposes an earlier deadline — called the “internal submission deadline” — by which bidders must submit bids to such Broker-Dealer. The internal submission deadline is subject to change by such Broker-Dealer. A Broker-Dealer may allow correction of clerical errors after the internal submission deadline and prior to the auction submission deadline. A Broker-Dealer may submit bids for its own account at any time until the auction submission deadline. The auction agent may allow for the correction of clerical errors for a specified period of time after the auction submission deadline.

Existing holder’s ability to resell auction preferred securities may be limited

Existing holders will be able to sell their shares of APS in an auction only if there are sufficient bidders willing to purchase all the shares of APS offered for sale in the auction. If sufficient clearing bids have not been made, existing holders that have submitted sell orders will not be able to sell in the auction all, and may not be able to sell any, of the shares of APS subject to such submitted sell orders. As discussed above (see “—Bidding by Broker-Dealers”), a Broker-Dealer may submit a bid in an auction to seek to keep it from failing, but it is not obligated to do so. There may not always be enough bidders to prevent an auction from failing in the absence of a Broker-Dealer bidding in the auction for its own account. Therefore, “auction failure events” are possible, especially if the credit quality of the APS were to deteriorate, if a market disruption were to occur or if, for any reason, each Broker-Dealer were unable or unwilling to bid.

Between auctions, there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide existing holders the ability to resell shares of APS in the secondary market on the terms or at the times desired by an existing holder. Each Broker-Dealer may, in its own discretion, decide to buy or sell shares of APS in the secondary market for its own account to or from investors at any time and at any price, including at prices equivalent to, below, or above the par value of the APS. However, no Broker-Dealer is obligated to conduct such between-auction trading in the APS, and any Broker-Dealer may discontinue trading in the APS without notice for any reason at any time. Existing holders who resell between auctions may receive less than par value, depending on market conditions.

The ability to resell the APS (whether during or between auctions) will depend on various factors affecting the market for the APS, including news relating to the Fund or the Adviser, the attractiveness of alternative investments, the perceived risk of owning the APS (whether related to credit, liquidity or any other risk), the tax or accounting treatment accorded the APS, reactions of market participants to regulatory actions (such as those described in “—SEC inquiries” below) or press reports, financial reporting cycles and market conditions generally. Demand for the APS may change without warning, and declines in demand may be short-lived or continue for longer periods.

Resignation of the auction agent under the Auction Agency Agreement or of any Broker-Dealer under the Broker-Dealer Agreement could affect the ability to hold auctions

The Auction Agency Agreement provides that the auction agent may resign from its duties as auction agent by giving at least 60 days’ notice to the Fund. The auction agent may also terminate the Auction Agency Agreement if, after notifying the Fund that it has not received payment of any auction agent fee due it in accordance with the terms of such Agreement, the auction agent does not receive such

The auction

payment within 30 days. Each Broker-Dealer Agreement provides that the Broker-Dealer thereunder may resign upon 5 days’ notice (except that UBS Securities LLC must also obtain the consent of the Fund) and does not require, as a condition to the effectiveness of such resignation, that a replacement Broker-Dealer be in place. For any auction period during which there is no duly appointed auction agent, or during which there is no duly appointed Broker-Dealer, it will not be possible to hold auctions, with the result that the dividend rate on the APS will be the maximum dividend rate.

SEC inquiries

UBS Securities LLC, as the Underwriter of the APS, has advised the Fund that it and various other firms that participate in the auction rate securities market, which includes the market for APS, received letters from the SEC staff in May 2004 requesting information about their respective practices and procedures in the auction rate securities market. Pursuant to these requests, the Underwriter and other firms provided information to the SEC staff. On May 31, 2006, the SEC announced that a number of firms who were active participants in the auction rate securities market settled allegations against them by agreeing to be censured, to pay in the aggregate approximately $13 million in penalties and to agree to certain undertakings. No action was taken by the SEC against the Underwriter, and the Underwriter is not aware of any ongoing inquiries on this matter related to it.

AUCTION PROCEDURES

The following is a brief summary of the auction procedures for the APS. They are described in the Statement of Additional Information in more detail.

Prior to the submission deadline on each auction date for shares of APS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of APS may submit the following types of orders with respect to shares of APS to that Broker-Dealer.

1.	Hold order: indicating its desire to hold shares of APS without regard to the applicable divi- dend rate for the next dividend period.

2.	Bid: indicating its desire to sell shares of APS at $25,000 per share if the applicable dividend rate for the next dividend period is less than the rate specified in the bid.

3.	Sell order: indicating its desire to sell shares of APS at $25,000 per share without regard to the applicable dividend rate for the next dividend period.

A beneficial owner may submit different types of orders to its Broker-Dealer with respect to the shares of APS then held by the beneficial owner. A beneficial owner of shares of such series that submits its bid with respect to the APS to its Broker-Dealer having a rate higher than the maximum applicable dividend rate for the APS on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of APS that fails to submit an order to its Broker-Dealer with respect to the APS will ordinarily be deemed to have submitted a hold order with respect to the APS to its Broker-Dealer. However, if a beneficial owner of APS fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a dividend period of more than 28 days, such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the shares of APS subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional shares of APS is, for purposes of such offer, a potential holder as discussed below.

A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of APS but that wishes to purchase shares of APS of such series or that is a beneficial owner of shares of APS of such series that wishes to purchase additional shares of APS of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000

The auction

per share if the applicable dividend rate for shares of such series for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum applicable dividend rate for shares of such series on the auction date will not be accepted.

The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer’s failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any shares of APS held by it or customers who are beneficial owners will be treated as a beneficial owner’s failure to submit to its Broker-Dealer an order in respect of shares of APS held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

There are sufficient clearing bids for APS in an auction if the number of shares of APS subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable dividend rate for the APS is at least equal to or exceeds the sum of the number of shares of APS subject to sell orders and the number of shares of APS subject to bids specifying rates or spreads higher than the maximum applicable dividend rate for APS submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of APS. If there are sufficient clearing bids for APS, the applicable dividend rate for APS for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of APS available for purchase in the auction.

If there are not sufficient clearing bids for APS, the applicable dividend rate for the next dividend period will be the maximum applicable dividend rate for APS on the auction date. If this happens, beneficial owners of APS that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares of APS subject to such sell orders. If all of the outstanding shares of APS are the subject of submitted hold orders, the applicable dividend rate for the next dividend period will then be 80% of the reference rate (i.e., the “all-hold” rate).

The auction procedure includes a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of APS that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers’ Agent Members in accordance with DTC’s normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

The auctions for Series T APS will normally be held every Tuesday, and each subsequent dividend period will normally begin on the following Wednesday; the auctions for Series TH APS will nor-

The auction

mally be held every Thursday, and each subsequent dividend period will normally begin on the following Friday.

The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding shares of APS and three existing holders. The three existing holders and three potential holders submit orders through Broker-Dealers at the auction:

Existing Holder A	Owns 500 shares, wants to sell all	Places bid order of 2.10% rate for all
	500 shares if applicable dividend	500 shares
rate is less than 2.10%
Existing Holder B	Owns 300 shares, wants to hold	Places hold order — will take the
applicable dividend rate
Existing Holder C	Owns 200 shares, wants to sell all	Places bid order of 1.90% rate for all
	200 shares if applicable dividend	200 shares
rate is less than 1.90%
Potential Holder D	Wants to buy 200 shares	Places order to buy at or above
2.00%
Potential Holder E	Wants to buy 300 shares	Places order to buy at or above
1.90%
Potential Holder F	Wants to buy 200 shares	Places order to buy at or above
2.10%

The lowest dividend rate that will result in all 1,000 shares of APS continuing to be held is 2.00% (the offer by Potential Holder D). Therefore, the applicable dividend rate will be 2.00% . Existing Holders B and C will continue to own their shares. Existing Holder A will sell its shares because A’s dividend rate bid was higher than the applicable dividend rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the applicable dividend rate. Potential Holder F will not buy shares because its bid rate was above the applicable dividend rate.

If an auction date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an auction in accordance with the auction procedures for any such reason, then the applicable dividend rate for the next dividend period will be the applicable dividend rate determined on the previous auction date.

If a dividend payment date is not a business day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

(i)	The dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, can pay the dividend;

(ii)	The affected dividend period will end on the day it otherwise would have ended; and

(iii)	The next dividend period will begin and end on the dates on which it otherwise would have begun and ended.

SECONDARY MARKET TRADING AND TRANSFERS OF APS

The Broker-Dealers are expected to maintain a secondary trading market in the APS outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that any secondary trading market in the APS will provide owners with liquidity of invest-

The auction

ment. The APS will not be listed on any stock exchange or traded on the NASDAQ Stock Market. Investors who purchase shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of such dividend period, the value of the shares may fluctuate in response to changes in interest rates and may be more or less than their original cost if sold on the open market in advance of the next auction.

A beneficial owner or an existing holder may sell, transfer or otherwise dispose of APS only in whole shares and only:

  pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;
  to a Broker-Dealer; or
  to such other persons as may be permitted by the Fund;
provided, however, that:
  a sale, transfer or other disposition of APS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker- Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and
  in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made will advise the auction agent of such transfer.

Description of capital structure

The Fund’s authorized capital stock consists of 250,000,000 shares of common stock, $0.001 par value per share, of which 224,965,223 were outstanding at May 31, 2006, and 100,000,000 shares of preferred stock, $0.001 par value per share, of which 17,000 were outstanding at May 31, 2006.

DESCRIPTION OF COMMON STOCK

Holders of common stock are entitled to dividends when and as declared by the board of directors, to one vote per share in the election of directors and other matters submitted to the shareholders (with no right of cumulation), and to equal rights per share in the event of liquidation. They have no preemptive rights. There are no redemption, conversion or sinking fund provisions. The shares are not liable to further calls or to assessment by the Fund.

Under the Fund’s dividend reinvestment plan common shareholders may elect to have all dividends and capital gains distributions paid on their common stock automatically reinvested by The Bank of New York, as agent for shareholders, in additional shares of common stock of the Fund. See “Dividend Reinvestment Plan” in the Statement of Additional Information for a description of the dividend reinvestment plan of the Fund.

DESCRIPTION OF PREFERRED STOCK

The Fund’s charter expressly grants authority to the board of directors to authorize the issue of one or more series of preferred stock, and to fix by resolution or resolutions providing for the issue of each such series the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemptions, of such series. To date, five series of RPS have been issued and three series of APS have been authorized for issuance.

Holders of preferred stock are entitled to receive dividends before the holders of the common stock and are entitled to receive the liquidation value of their shares ($100,000 per share with respect to the RPS and $25,000 per share with respect to the APS and the Existing APS in each case plus accumulated but unpaid dividends) before any distributions are made to the holders of the common stock, in the event the Fund is ever liquidated. Each share of preferred stock is entitled to 1 / 4 vote per $25,000 of liquidation preference. The holders of the preferred stock have the right to elect two directors of the Fund at all times and to elect a majority of the directors if at any time dividends on the preferred stock are unpaid for two years. In addition to any approval by the holders of the shares of the Fund that might otherwise be required, the approval of the holders of a majority of the outstanding shares of the preferred stock, voting separately as a class, will be required under the Investment Company Act to adopt any plan of reorganization that would adversely affect the holders of preferred stock and to approve, among other things, changes in the Fund’s sub-classification as a closed-end investment company, changes in its investment objectives or changes in its fundamental investment restrictions.

Subject to certain restrictions, the Fund may, and under certain circumstances is required to, redeem all or a portion of the RPS at a price of $100,000 per share and all or a portion of the APS and the Existing APS at a price of $25,000 per share, in each case plus accumulated but unpaid dividends.

Description of capital structure

The shares of preferred stock are not liable to further calls or to assessment by the Fund. There are no preemptive rights or sinking fund or conversion provisions.

DESCRIPTION OF BORROWINGS

The Fund is authorized to borrow money on a secured or unsecured basis for any purpose of the Fund in an aggregate amount not exceeding 15% of the value of the Fund’s total assets at the time of any such borrowing (exclusive of all obligations on amounts held as collateral for securities loaned to other persons to the extent that such obligations are secured by assets of at least equivalent value). However, for so long as the Fund’s preferred stock is rated by S&P, the Fund will limit the aggregate amount of its Borrowings to 10% of the value of its total assets and will not incur any Borrowings, unless advised by S&P that such Borrowings would not adversely affect S&P’s then-current rating of the preferred stock.

As of June 1, 2006, the Fund retired all of its CP Notes and terminated its CP Note program and the related backup credit facility. As a result, the Fund currently has no Borrowings, although it could enter into Borrowings in the future.

Under the requirements of the Investment Company Act, the Fund, immediately after issuing any Borrowings that are senior securities representing indebtedness (as defined in the Investment Company Act), must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of Borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, should the Fund incur any future Borrowings in the form of CP Notes, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for any such CP Notes issued by the Fund. Such restrictions may be more stringent than those imposed by the Investment Company Act.

The Investment Company Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain provisions in the charter and bylaws and certain
provisions of Maryland law

ANTI-TAKEOVER PROVISIONS IN THE CHARTER

The Fund’s charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its board of directors and could have the effect of depriving common stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The board of directors is divided into three classes, each having a term of three years. At each annual meeting of shareholders, the term of one class will expire. This provision could delay for up to two years the replacement of a majority of the board of directors. A director may be removed from office with or without cause only by vote of the holders of at least 75% of the shares of preferred stock or of common stock, as the case may be, entitled to be voted on the matter.

The Fund’s charter requires the favorable vote of the holders of at least 75% of the shares of preferred stock and common stock of the Fund entitled to be voted on the matter, voting together as a single class, to approve, adopt or authorize the following:

Certain provisions in the charter and bylaws and certain provisions of Maryland law

(i)	a merger or consolidation of the Fund with another corporation,

(ii)	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), or

(iii)	a liquidation or dissolution of the Fund, unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the bylaws, in which case the affirmative vote of the holders of a majority of the outstanding shares of preferred stock and common stock entitled to be voted on the matter, voting together as a single class, is required.

In addition, the holders of a majority of the outstanding shares of the preferred stock, voting separately as a class, would be required under the Investment Company Act to adopt any plan of reorganization that would adversely affect the holders of the preferred stock.

Finally, conversion of the Fund to an open-end investment company would require an amendment to the charter. Such an amendment would require the favorable vote of the holders of a at least 75% of the shares of preferred stock and common stock of the Fund entitled to be voted on the matter, voting together as a single class, unless such amendment has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of directors fixed in accordance with the bylaws, in which case the affirmative vote of the holders of a majority of the outstanding shares of preferred stock and common stock entitled to be voted on the matter, voting together as a single class, would be required. Shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. In addition, conversion to an open-end investment company would require redemption of all outstanding shares of the preferred stock.

The board of directors has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Maryland law or the Investment Company Act, are in the best interests of the Fund. Reference should be made to the charter on file with the SEC for the full text of these provisions.

ANTI-TAKEOVER PROVISIONS IN THE BYLAWS

The Fund’s bylaws establish advance notice procedures for shareholder proposals to be brought before an annual meeting of shareholders, and for proposed nominations of candidates for election to the board of directors at an annual or special meeting of shareholders. Generally, such notices must be received by the Secretary of the Fund, in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting and, in the case of a special meeting, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public announcement of the date of the special meeting was made, whichever first occurs. Reference should be made to the bylaws on file with the SEC for the detailed requirements of these advance notice procedures.

ANTI-TAKEOVER PROVISIONS OF MARYLAND LAW

Maryland Business Combination Act

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity Securities. An interested stockholder is defined as:

Certain provisions in the charter and bylaws and certain provisions of Maryland law any person who beneficially owns ten percent or more of the voting power of the corporation’s shares; or
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.
  These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder.

Maryland Control Share Acquisition Act

The provisions of the Maryland control share acquisition statute described below do not apply to a closed-end investment company, such as the Fund, unless it has affirmatively elected to be subject to the statute by a resolution of its board of directors. To date, the Fund has not made such an election but may make such an election under Maryland law at any time. Any such election, however, would be subject to the 1940 Act limitations discussed below.

The Maryland control share acquisition statute provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  one-tenth or more but less than one-third,
  one-third or more but less than a majority, or
  a majority or more of all voting power.

Certain provisions in the charter and bylaws and certain provisions of Maryland law

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

Section 18(i) of the 1940 Act provides that “every share of stock . . . issued by a registered management company . . . shall be a voting stock and have equal voting rights with every other outstanding voting stock ” Therefore, the Fund is prevented by the 1940 Act from issuing a class of shares with voting rights that vary within that class. There are currently different views on whether or not the Maryland control share acquisition statute conflicts with Section 18(i) of the 1940 Act. One view is that implementation of the Maryland statute would conflict with the 1940 Act because it would deprive certain shares of their voting rights. Another view is that implementation of the Maryland statute would not conflict with the 1940 Act because it would limit the voting rights of stockholders who choose to acquire shares of stock that put them within the specified percentages of ownership rather than limiting the voting rights of the shares themselves. Because of this uncertainty, the Fund will not elect to be subject to the Maryland control share acquisition statute in the absence of a judgment of a federal court of competent jurisdiction or the issuance of a rule or regulation of the SEC or a published interpretation by the SEC or its staff that the provisions of the Maryland statute are not inconsistent with the provisions of the 1940 Act, or a change to the provisions of the 1940 Act having the same effect.

Additionally, if the Fund elected to be subject to the Maryland Control Share Acquisition Act, it would not apply (a) to shares acquired in a merger, consolidation or share exchange if the Fund is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the Fund.

Maryland Unsolicited Takeovers Act

Subtitle 8 of Title 3 of the Maryland General Corporation Law permits a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors and notwithstanding any contrary provision in the charter of bylaws, to any or all of five provisions:

  a classified board;
  a two-thirds vote requirement for removing a director;
  a requirement that the number of directors be fixed only by vote of directors;

Certain provisions in the charter and bylaws and certain provisions of Maryland law a requirement that a vacancy on the board be filled only by the remaining directors and for the remainder of the full term of the class of directors in which the vacancy occurred; and
  a majority requirement for the calling of a special meeting of stockholders.

A corporation may also adopt a charter provision or resolution of the Board of Directors that prohibits the corporation from electing to be subject to any or all of the provisions of the subtitle. At this time, we have elected to be subject to the provisions regarding filling of vacancies, but have not elected to be subject to any other of these provisions. However, because our charter does not include a provision prohibiting us from electing to be subject to any of these provisions, our Board of Directors may make such an election at any time. Through provisions in our charter unrelated to Subtitle 8, we already have a classified board and require more than a two-thirds vote for the removal of directors.

Repurchase of common stock

Shares of closed-end investment companies often trade at a discount to their net asset values, and the Fund’s common stock may also trade at a discount to its net asset value, although it is possible that it may trade at a premium above net asset value. The market price of the Fund’s common stock is determined by such factors as relative demand for and supply of such common stock in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although the Fund’s common shareholders do not have the right to redeem their common stock, the Fund may take action to repurchase common stock in the open market or make tender offers for its common stock. This may have the effect of reducing any market discount from net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for shares of common stock, such action will result in the common stock trading at a price which approximates net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the Fund’s common stock, you should be aware that the acquisition of shares of common stock by the Fund will decrease the total net assets of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any APS outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), the Investment Company Act and the principal stock exchange on which the common stock is traded.

U.S. federal income tax matters

The following is a summary discussion of certain federal income tax consequences that may be relevant to a U.S. shareholder that acquires, holds and/or disposes of shares of APS. It reflects provisions of the Code, existing Treasury regulations, rulings published by the IRS, and other applicable authority, in each case as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and does not constitute tax advice. For more detailed information regarding tax considerations, see the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes.

TAXATION OF THE FUND

The Fund has elected to be treated, has qualified and intends to continue to qualify for the special tax treatment afforded regulated investment companies under the provisions of Subchapter M of the

U.S. federal income tax matters

Code. As long as the Fund so qualifies, in any taxable year in which it distributes at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and net realized gains from certain hedging transactions) and certain other income, the Fund (but not its shareholders) will not be subject to federal income tax to the extent that it distributes its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute substantially all of such income and gain each year.

The Fund intends to take the position that under present law the APS will constitute stock of the Fund, and distributions by the Fund with respect to its APS (other than distributions in redemption of APS that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of the Fund’s current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the APS constitutes debt of the Fund. If this position were upheld, distributions by the Fund to holders of APS would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. The following discussion assumes that shares of APS are treated as stock.

TAXATION OF SHAREHOLDERS

Distributions of any net investment income and net short-term capital gain will be taxable as ordinary income (except to the extent that a reduced capital gains tax rate applies to qualified dividend income). Distributions of the Fund’s net capital gain that are designated as capital gain dividends, if any, will be taxable to shareholders as long-term capital gains, regardless of the length of time they held their shares. So long as the Fund has capital loss carryforwards, distributions derived from capital gains in the Fund’s portfolio may constitute ordinary income, rather than capital gains, to shareholders.

Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as capital assets). For purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s preferred stock and then to the Fund’s common stock.

Subject to certain conditions and limitations, including certain holding period requirements for the Fund and the shareholders under applicable federal income tax provisions, a corporation receiving dividends with respect to stock it owns in another corporation is allowed a deduction against a portion of such dividend income received (the “Dividends Received Deduction”). The Fund expects to receive dividends with respect to some or all of the stocks in other corporations held by the Fund, and the Fund may designate dividends paid by the Fund as eligible for the Dividends Received Deduction to the extent that the Fund receives dividends for which the Fund would be entitled to the Dividends Received Deduction if the Fund were a regular corporation and not a regulated investment company. A corporation that owns common stock or preferred stock of the Fund generally will be entitled to a Dividends Received Deduction with respect to a designated portion of the dividends it receives from the Fund.

To the extent that the source of dividends or distributions with respect to the APS is dividends received by the Fund that would be eligible for the Dividends Received Deduction, a corporate holder of APS will be allowed a deduction equal to 70% of the dividends paid to it by the Fund that are designated by the Fund as eligible for the Dividends Received Deduction. The aggregate amount of Dividends Received Deductions that may be taken by a corporation is limited to 70% of its taxable income, computed without regard to any net operating loss deduction. The portion of a dividend on the APS that can be designated as eligible for the Dividends Received Deduction will be limited by the fact that dividend income received by the Fund is allocated to the RPS first, before being allocated to any other class or series of the Fund’s stock. Dividends on the APS, the Existing APS and the

U.S. federal income tax matters

Fund’s common stock will be designated as eligible for the Dividends Received Deduction only to the extent that any qualifying income remains after dividends are paid on the RPS.

Dividends declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the dividends are paid by the Fund during the following January. Accordingly, those dividends will be taxed to shareholders for the year in which that December 31 falls.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a regulated investment company has more than one class of stock, it may designate distributions made to each class in any year as consisting of no more than that class’s proportionate share of particular types of income for that year, including ordinary income and net capital gain. A class’s proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the regulated investment company during that year to the class. The IRS, however, will not render such designations ineffective for federal income tax purposes even if it is a disproportionate designation as long as such designation is made pursuant to a rule described in a registration statement that was filed with the SEC before June 13, 1989.

The Fund has received a private letter ruling from the IRS that states that the IRS will respect the Fund’s proposed method of designating income eligible for the Dividends Received Deduction to the RPS, common stock, the Existing APS and the APS. More specifically, the IRS will respect the Fund’s designation of income eligible for the Dividends Received Deduction to the RPS pro rata between dividend income that is eligible for the Dividends Received Deduction (and that constitutes qualified dividend income) and dividend income that is eligible for the Dividends Received Deduction (but does not constitute qualified dividend income). To the extent any qualifying income remains after dividends are paid on the RPS, distributions on the common stock, the Existing APS and the APS will be designated as income eligible for the Dividends Received Deduction on a pro rata basis between these classes. Dividend income that constitutes qualified dividend income (but is not eligible for the Dividends Received Deduction) and net capital gain will be designated to the common stock, the Existing APS and the APS (and to the RPS to the extent the Fund’s qualified income is less than the distribution to the RPS) on a pro rata basis among these classes.

If at any time when any shares of APS are outstanding the Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See “Description of APS—Dividends and dividend periods—Restrictions on dividends and other payments.” Such a suspension may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and certain other income and may, therefore, jeopardize the Fund’s qualification for taxation as a regulated investment company. Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Fund, in its sole discretion, may redeem shares of APS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a regulated investment company. See “Description of APS—Redemption.” There can be no assurance, however, that any such action would achieve that objective.

Under current law, the U.S. federal income tax rate on long-term capital gains recognized by individuals is 15% (or 5% for individuals in the 10% or 15% tax brackets) and by corporations is 35%. “Qualified dividend income” received by individuals from certain domestic and foreign corporations also is taxed at this reduced capital gains tax rate. Qualified dividend income received by corporations is taxed at ordinary income tax rates to the extent it is not eligible for and reduced by the Dividends Received Deduction. The reduced long-term capital gains tax rate will apply to capital gains realized by shareholders who are individuals and who sell shares of APS that they have held for more than one year. The reduced rates, which do not apply to short-term capital gains, generally apply to long-term capital gains from sales or exchanges (and to Fund distributions of such gain) for taxable years begin-

U.S. federal income tax matters

ning before January 1, 2011. Fund distributions designated as capital gain dividends, if any, should be eligible for the reduced rate applicable to long-term capital gains for individuals. Ordinary income dividends paid by the Fund will be eligible to be treated by individual Fund shareholders as qualified dividend income taxed at the reduced capital gains rate to the extent that some portion of the Fund’s dividends are attributable to qualified dividend income received by the Fund and to the extent that the Fund designates such portion as qualified dividend income. The reduced rates apply only if certain holding period requirements are satisfied by the shareholder. For this purpose, “qualified dividend income” means dividends received by the Fund from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. As is the case with the Dividends Received Deduction, to the extent the Fund is required to allocate income eligible for the Dividends Received Deduction to the RPS, the allocation to the RPS generally will reduce the dividends on the common stock and the APS that are eligible for the special qualified dividend rate.

In the case of securities lending transactions, payments in lieu of dividends are not treated as qualified dividend income. Dividends received by the Fund from REITs are treated as qualified dividend income eligible for this lower tax rate only in limited circumstances.

These special rules relating to the taxation of the Fund’s ordinary income dividends as qualified dividend income generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further legislative action is taken.

A dividend paid by the Fund to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or fewer than 90 days during the associated 181-day period, in the case of dividends attributable to periods in excess of 366 days paid with respect to preferred stock), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Since less than 50% of the value of the Fund’s total assets at the close of its taxable year will consist of securities of foreign corporations, no foreign tax credit with respect to any foreign taxes paid by the Fund will pass through to its shareholders.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

SALES OF APS

The sale of APS (including transfers in connection with a redemption or repurchase of APS treated as a sale or exchange) will be a taxable transaction for federal income tax purposes. A selling shareholder generally will recognize gain or loss equal to the difference between the amount of cash (plus the fair market value of any property received) and the holder’s adjusted tax basis in the APS. If the shares of APS are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if the shares of APS have been held for more than one year. The maximum tax rate applicable to capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum

U.S. federal income tax matters

ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain dividends) (5% for individuals in the 10% or 15% tax brackets). The maximum tax rate applicable to net capital gains recognized by a corporate taxpayer is 35%. Any loss realized on a disposition of shares of APS held for six months or less will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain dividends received with respect to those shares of APS. A shareholder’s holding period for APS is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options, sales contracts or short sales. Any loss realized on a sale or exchange of shares of APS will be disallowed to the extent those shares of APS are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares of APS. In that event, the basis of the replacement shares of APS will be adjusted to reflect the disallowed loss.

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

BACKUP WITHHOLDING

The Fund is required to withhold a percentage of all ordinary income dividends, capital gain dividends and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Such withholding from ordinary income dividends and capital gain dividends is also required for such shareholders who fail to provide certain certifications or otherwise are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided that the required information is furnished to the IRS.

The foregoing briefly summarizes some of the important federal income tax consequences of investing in the APS, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as foreign investors. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the Statement of Additional Information, which is incorporated by reference into this Prospectus.

Underwriting

UBS Securities LLC, has agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund and the Adviser, to purchase from the Fund the number of APS set forth below. The Underwriter is committed to purchase and pay for all of the Fund’s APS if any are purchased.

Underwriter	Number of shares of APS

UBS Securities LLC	8,000

The Underwriter has advised the Fund that it proposes initially to offer the APS of the Fund to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession not in excess of $137.50 per share. The sales load the Fund will pay of $250 per share of APS is equal to 1% of the initial offering price. The Underwriter may allow, and such dealers may reallow, a discount not in excess of $100 per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any APS purchased on or before , 2006.

The Underwriter will act in auctions as a Broker-Dealer as set forth under “The auction” and will be entitled to fees for services as a Broker-Dealer as set forth therein. The Underwriter also may provide information to be used in ascertaining the reference rate.

The Fund anticipates that the Underwriter may from time to time act as a broker and dealer in connection with the execution of the Fund’s portfolio transactions after it has ceased to be the principal underwriter of the Fund under the Investment Company Act and, subject to certain conditions, may act as a broker while it is principal underwriter.

In connection with this offering, the Underwriter or selected dealers may distribute prospectuses electronically.

The Fund and the Adviser have agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933.

Custodian, transfer agent and auction agent

The Fund’s custodian is The Bank of New York, Church Street Station, Post Office Box 11258, New York, New York 10286. The transfer agent and dividend disbursing agent for the Fund’s common and preferred stock is The Bank of New York, Church Street Station, P.O. Box 11258, New York, New York 10286. The Fund’s auction agent is The Bank of New York, Church Street Station, P.O. Box 11258, New York, New York 10286.

Legal opinions

Certain legal matters in connection with the shares of APS offered hereby will be passed upon by Mayer, Brown, Rowe & Maw LLP, Chicago, Illinois, and for the Underwriter by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois. DLA Piper Rudnick Gray Cary US LLP, Baltimore, Maryland, will opine on certain matters pertaining to Maryland law. Mayer, Brown, Rowe & Maw LLP and Skadden, Arps, Slate, Meagher & Flom LLP may rely as to certain matters of Maryland law on the opinion of DLA Piper Rudnick Gray Cary US LLP.

Available information

The Fund is subject to the informational requirements of the Exchange Act and the Investment Company Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Northeast Regional Office, 233 Broadway, New York, New York 10279. Reports, proxy statements and other information about the Fund can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

This Prospectus does not contain all of the information in the Fund’s registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contact or other document are not necessarily complete and in each instance reference is made to the copy of the contact or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about the Fund and the APS can be found in the Fund’s registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Fund’s registration statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

Privacy principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Table of contents for the
Statement of Additional Information

The information in this Statement of Additional Information is not complete and may be changed. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. We may not sell these securities until the registration statement is effective. This Statement of Additional Information is not a prospectus.

Subject to Completion, dated July 5, 2006

STATEMENT OF ADDITIONAL INFORMATION

DNP Select Income Fund Inc.
55 East Monroe Street, Suite 3600
Chicago, Illinois 60603
(312) 368-5510

This Statement of Additional Information (“SAI”) is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the prospectus of DNP Select Income Fund Inc., dated July 5, 2006 as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with such prospectus, a copy of which may be obtained without charge by contacting your financial intermediary or calling the Fund at (888) 878-7845.

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     Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s prospectus.

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INVESTMENT POLICIES, TECHNIQUES AND RESTRICTIONS

     The Fund’s primary investment objectives are current income and long-term growth of income. Capital appreciation is a secondary objective. The Fund seeks to achieve its investment objectives by investing primarily in a diversified portfolio of equity and fixed income securities of companies in the public utilities industry. Under normal conditions, more than 65% of the Fund’s total assets will be invested in securities of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services. The Fund’s investment objectives and its policy of investing, under normal market conditions, more than 65% of the Fund’s total assets in securities of public utility companies are fundamental policies that may be changed only with the approval of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of the Fund’s common stock and preferred stock voting together as a single class.

Fundamental Investment Restrictions

     The following are fundamental investment restrictions of the Fund that may be changed only with approval of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of the Fund’s common stock and preferred stock voting together as a single class:

1.	The Fund may not invest more than 25% of its total assets (valued at the time of investment) in securities of companies engaged principally in any one industry other than the public utilities industry, which includes companies engaged in the production, transmission or distribution of electric energy or gas or in telephone services, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2.	The Fund may not:

(a) invest more than 5% of its total assets (valued at the time of the investment) in the securities of any one issuer, except that this restriction does not apply to U.S. government securities; or

(b) acquire more than 10% of the outstanding voting securities of any one issuer (at the time of acquisition);
except that up to 25% of the Fund’s total assets (at the time of investment) may be invested without regard to the limitations set forth in this restriction.

3.	The Fund may borrow money on a secured or unsecured basis for any purpose of the Fund in an aggregate amount not exceeding 15% of the value of the Fund’s total assets at the time of any such borrowing (exclusive of all obligations on amounts held as collateral for securities loaned to other persons to the extent that such obligations are secured by assets of at least equivalent value).

4.	The Fund may not pledge, mortgage or hypothecate its assets, except to secure indebtedness permitted by restriction 3 above. (The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin requirements for futures transactions and with respect to segregation of securities in connection with forward contracts are not deemed to be pledges or hypothecations for this purpose.)

5.	The Fund may make loans of securities to other persons to the extent of not more than 33 1/3% of its total assets (valued at the time of the making of loans), and may invest without limitation in short-term obligations and publicly distributed obligations.

6.	The Fund may not underwrite the distribution of securities of other issuers, although it may acquire securities that, in the event of a resale, might be required to be registered under the Securities Act of 1933 because the Fund could be regarded as an underwriter as defined in that act with respect to the resale.

7.	The Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in securities secured by real estate or interests therein, such as mortgage pass-throughs, pay-throughs, collateralized mortgage obligations, and securities issued by companies (including partnerships and real estate investment trusts) that invest in real estate or interests therein.

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8.	The Fund may acquire securities of other investment companies to the extent (at the acquisition) of (i) not more than 3% of the outstanding voting stock of any one investment company, (ii) not more than 5% of the assets of the Fund in any one investment company and (iii) not more than 10% of the assets of the Fund in all investment companies (exclusive in each case of securities received as a dividend or as a result of a merger, consolidation or other plan of reorganization).

9.	The Fund may not invest for the purpose of exercising control over or management of any company.

10.	The Fund may not purchase securities on margin, or make short sales of securities, except the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures and options on futures.

11.	The Fund may not purchase or sell commodities or commodity contracts, except that it may enter into (i) stock index futures transactions, interest rate futures transactions and options on such future transactions and (ii) forward contracts on foreign currencies to the extent permitted by applicable law.

12.	The Fund may not issue any security senior to its common stock, except that the Fund may borrow money subject to investment restriction 3 and except as permitted by the Fund’s charter.

     For purposes of the twelfth investment restriction, no amendment to the Fund’s charter that would alter or amend the Fund’s authority to issue senior securities will be effective unless such amendment is approved by the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of the Fund’s common stock and preferred stock voting together as a single class.

Additional Nonfundamental Restrictions

     The Fund may not (i) invest in securities subject to legal or contractual restrictions on resale, if, as a result of such investment, more than 10% of the Fund’s total assets would be invested in such securities, or (ii) acquire 5% or more of the outstanding voting securities of a public utility company.

Other Significant Investment Policies

     The following are other significant investment policies and restrictions of the Fund, which may be changed by the board of directors without the approval of the Fund’s shareholders.

     Fixed Income Securities. The Fund purchases a fixed income security only if, at the time of purchase, it is (i) rated investment grade by at least two of the following three nationally recognized statistical rating organizations: Moody’s, S&P and Fitch, Inc. or (ii) determined by the Fund’s investment adviser to be of investment grade and not rated below investment grade by any of the aforementioned rating services. A fixed income security rated investment grade has a rating of BBB- or better by Fitch, Baa3 or better by Moody’s, or BBB- or better by S&P. In making its determination that a fixed income security is investment grade, the Fund’s investment adviser will use the standards used by a nationally recognized statistical rating organization.

     Rating Agency Guidelines. The Fund’s preferred stock is currently rated by Moody’s and S&P, nationally recognized statistical rating organizations, which issue ratings for various securities reflecting the perceived cred-itworthiness of those securities. The Fund intends that, so long as shares of its preferred stock are outstanding, the composition of its portfolio will reflect guidelines established by the foregoing rating organizations in connection with the Fund’s receipt of the highest rating for its preferred stock from at least two of such rating organizations.

     Options and Futures Transactions. The Fund may seek to increase its current return by writing covered options. In addition, through the writing and purchase of options and the purchase and sale of futures contracts and related options, the Fund may at times seek to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase. However, for so long as shares of the Fund’s preferred stock are rated either by Moody’s or S&P, the Fund will not purchase or sell futures contracts or related options or engage in other hedging transactions unless Moody’s or S&P, as the case may be, advises the Fund that such action or actions will not adversely affect its then-current rating of the Fund’s preferred stock.

     Swap and Swaption Transactions. The Fund may utilize interest rate and credit swaps and swaptions, subject to the following restrictions: (i) swaps and swaptions must be U.S. dollar denominated and used for hedg-

3

ing purposes only; (ii) no more than 5% of the Fund’s total assets, at the time of purchase, may be invested in time premiums paid for swaptions; (iii) the terms of all swaps and swaptions must conform to the standards of the ISDA Master Agreement published by the International Swaps and Derivatives Association, Inc.; and (iv) the counterparty must be a bank or broker-dealer firm regulated under the laws of the United States that is (A) on a list approved by the board of directors, (B) with capital of at least $100 million and (C) rated investment grade by both S&P and Moody’s.

     Credit Derivatives. The market value of the Fund’s investments in credit derivatives and/or premiums paid therefor as a buyer of credit protection will not exceed 10% of the Fund’s total assets and the notional value of the credit exposure to which the Fund is subject when it sells credit derivatives will not exceed 33 1 / 3 % of the Fund’s total assets.

     Foreign securities. The Fund may not invest in securities issued by public utilities located outside the United States if, as a result of such investment, 15% or more of the Fund’s total assets would be invested in such securities.

Percentage Restrictions

     The Fund’s investment policies, techniques and restrictions that are set forth in the Prospectus or this Statement of Additional Information may contain percentage restrictions with respect to the amount of the Fund’s assets that may be invested in a given manner. If any such percentage restriction is adhered to at the time a transaction is effected, later changes in percentages resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation.

4

MANAGEMENT OF THE FUND

Directors and Officers

     Set forth below are the names and certain biographical information about the directors and officers of the Fund. Except as indicated in the table, directors are elected by the holders of the Fund’s common stock. The officers are elected at the annual meeting of the board of directors of the Fund.

	Position(s) Held		Number of
	With the Fund,		Portfolios in
	Term of		Fund
	Office and		Complex
Name, Address	Length of	Principal Occupation(s)	Overseen	Other Directorships
and Age	Time Served	During Past 5 Years	by Director	Held by Director/Officer

Independent Directors
Stewart E. Conner (3)(4)	Director	Attorney, Wyatt Tarrant &	1
c/o Duff & Phelps Investment	since	Combs LLP since 1966
Management Co.	April 2004.	(Chairman, Executive
55 East Monroe Street,	Term	Committee 2000–2004,
Suite 3600	expires	Managing Partner 1988–
Chicago, Illinois 60603	in 2007	2000)
Age: 64

Connie K. Duckworth (2)(4)	Director	Founder, Chairman, and	1	Director, Smurfit-Stone
c/o Duff & Phelps Investment	since	President, Arzu, Inc. (non-		Container Corporation
Management Co.	April 2002.	profit corporation created to		(packaging manufacturer)
55 East Monroe Street,	Term	assist Afghan women through		and Nuveen Investments,
Suite 3600	expires	sale of homemade rugs)		Inc.; Trustee, Northwestern
Chicago, Illinois 60603	in 2008	since August 2003; Member,		Mutual Life Insurance
Age: 51		Eight Wings Enterprises LLC		Company; Director and
		(investor in early stage		Vice Chairman, Evanston
		businesses) 2002–2004;		Northwestern Health Care
		Advisory Director, Goldman,		Corporation; Member,
		Sachs & Company, December		Board of Overseers,
		2000–December		Wharton School of the
		(Managing Director,		University of
		December 1996–December		Pennsylvania
2000, Partner 1990–1996,
Chief Operating Officer of
Firmwide Diversity Committee
1990–1995)

Robert J. Genetski (2)(5)	Director	President, Robert Genetski	1	Director, Midwest
c/o Duff & Phelps Investment	since	& Associates, Inc. (economic		Banc Holdings Inc.
Management Co.	April 2001.	and financial consulting firm)
55 East Monroe Street,	Term	since 1991; Senior Managing
Suite 3600	expires	Director, Chicago Capital, Inc.
Chicago, Illinois 60603	in 2007	Inc. (financial services firm)
Age: 63		1995–2001; former Senior Vice
President and Chief Economist,
Harris Trust & Savings Bank;
author of several books; regular
contributor to the Nikkei
Financial Daily

5

	Position(s) Held			Number of
	With the Fund,			Portfolios in
	Term of			Fund
	Office and			Complex
Name, Address	Length of		Principal Occupation(s)	Overseen	Other Directorships
and Age	Time Served		During Past 5 Years	by Director	Held by Director/Officer

Francis E. Jeffries (1)	Director		Chairman of the Board,	54
c/o Duff & Phelps Investment	since		DTF Tax-Free Income Inc.
Management Co.	January 1987.		and Duff & Phelps Utility
55 East Monroe Street,	Term		and Corporate Bond Trust
Suite 3600	expires		Inc. (the “DTF and DUC
Chicago, Illinois 60603	in 2007	.	Funds”) since September
Age: 75	Chairman		1991 and November 1992,
	since		respectively (President,
	May 2005		January 2000–February
	(Vice		2004), Chairman, Phoenix
	Chairman		Investment Partners, Ltd.
	April 2004–		November 1995–May
	May 2005).		1997; Chairman and Chief
Executive Officer, Duff &
Phelps Corporation, June
1993–November 1995
(President and Chief
Executive Officer, January
1992–June 1993);
Chairman of the Board,
Duff & Phelps Investment
Management Co. 1988–
1993

Nancy Lampton (3)(4)(5)	Director		Chairman and Chief	3	Director, Constellation
c/o Duff & Phelps Investment	since		Executive Officer,		Energy Group, Inc.
Management Co.	October 1994.		Hardscuffle Inc. (insurance		(public utility holding
55 East Monroe Street,	Term		holding company) since		company); Advisory
Suite 3600	expires		January 2000; Chairman		Board Member,
Chicago, Illinois 60603	in 2009	.	and Chief Executive		Thorium Power, Inc.
Age: 63	Vice Chairman		Officer, American Life and		(designer of non-
	since		Accident Insurance		proliferative fuel for
	February 2006.		Company of Kentucky		nuclear energy needs)
since 1971

6

	Position(s) Held			Number of
	With the Fund,			Portfolios in
	Term of			Fund
	Office and			Complex
Name, Address	Length of		Principal Occupation(s)	Overseen	Other Directorships
and Age	Time Served		During Past 5 Years	by Director	Held by Director/Officer

Christian H. Poindexter	Director		Retired Chairman and	1	Director, Mercantile
(2)(3)	since		Chief Executive Officer,		Bankshares Corporation
c/o Duff & Phelps Investment	May 2003.		Constellation Energy		(bank holding company);
Management Co.	Term		Group, Inc. (public utility		Director, The Baltimore
55 East Monroe Street,	expires		holding company) since		Life Insurance Company;
Suite 3600	in 2009	.	March 2003 (Executive		Member, Finance and
Chicago, Illinois 60603			Committee Chairman, –		Investment Committee,
Age: 67			July 2002–March 2003;		National Executive Board,
			Chairman of the Board,		Boy Scouts of America;
			April 1999–July 2002;		Chairman, Investment
			Chief Executive Officer, –		Committee, U.S. Naval
			April 1999–October 2001;		Academy Foundation
President, April 1999–
October 2000); Chairman,
Baltimore Gas and Electric
Company, January 1993–
July 2002 (Chief Executive
Officer, January 1993–July
2000; President, March
1998–October 2000;
Director, 1988–2003)

Carl F. Pollard (1)(2)	Director		Owner, Hermitage Farm	1	Chairman of the Board
c/o Duff & Phelps Investment	since		L.L.C. (thoroughbred		and Director,
Management Co.	April 2002.		breeding) since January		Churchill Downs
55 East Monroe Street,	Term		1995; Chairman, Columbia		Incorporated
Suite 3600	expires		Healthcare Corporation
Chicago, Illinois 60603	in 2008	.	1993–1994; Chairman and
Age: 67			Chief Executive Officer,
Galen Health Care, Inc.
March–August 1993;
President and Chief
Operating Officer, Humana
Inc. 1991–1993 (previously
Senior Executive Vice
President, Executive Vice
President and Chief
Financial Officer)

7

	Position(s) Held			Number of
	With the Fund,			Portfolios in
	Term of			Fund
	Office and			Complex
Name, Address	Length of		Principal Occupation(s)	Overseen	Other Directorships
and Age	Time Served		During Past 5 Years	by Director	Held by Director/Officer

David J. Vitale (1)(4)	Director		Chief Administrative
c/o Duff & Phelps Investment	since		Officer, Chicago Public	3	Director, UAL
Management Co.	April 2000.		Schools since April 2003;		Corporation (airline
55 East Monroe Street,	Term		Private investor November		holding company).
Suite 3600	expires		2002–April 2003; President		ISO New England Inc.
Chicago, Illinois 60603	in 2009.	.	and Chief Executive		(not for profit indepen-
Age: 60			Officer, Board of Trade of		dent system operator of
			the City of Chicago, Inc.,		New England’s electricity
			March 2001–November		supply), Ariel Capital
			2002; Retired executive		Management, Inc., Ark
			1999–2001; Vice Chairman		Investment Management
			and Director, Bank One		and Wheels, Inc.
			Corporation, 1998–1999;		(automobile fleet
			Vice Chairman and		management)
Director, First Chicago
NBD Corporation, and
President, The First
National Bank of Chicago,
1995–1998; Vice
Chairman, First Chicago
Corporation and The First
National Bank of Chicago,
1993–1998 (Director,
1992–1998; Executive Vice
President, 1986–1993)

(1)	Member of the executive committee of the board of directors, which has authority, with certain exceptions, to exercise the powers of the board of directors between board meetings. The executive committee did not meet during 2005.

(2)

Member of the audit committee of the board of directors, which makes recommendations regarding the selection of the Fund’s independent public accountants and meets with representatives of th accountants to determine the scope of and review the results of each audit. The audit committee met twice during 2005.

(3)	Member of the nominating and governance committee of the board of directors, which selects nominees for election as directors, recommends individuals to be appointed by the board as Fund officers and members of board committees and makes recommendations regarding other Fund governance and board administration matters. The nominating and governance committee met twice during 2005. The committee will consider nominees recommended by shareholders. Shareholders wishing to recommend candidates to the committee should submit such recommendations to the Secretary of the Fund, 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. The Secretary of the Fund will forward the recommendations to the nominating and governance committee for consideration.

(4)	Member of the contracts committee of the board of directors, which makes recommendations regarding the Fund’s contractual arrangements for investment management and administrative services, including the terms and conditions of such contracts. The contracts committee met twice during 2005.

(5)	Director elected by holders of preferred stock.

8

Name, Address	Position(s) Held	Term of Office and	Principal Occupation(s)
and Age	With the Fund	Length of Time Served	During Past 5 Years

Officers of the Fund
Nathan I. Partain	President and Chief	President and Chief Executive	President and Chief
55 East Monroe Street	Executive Officer	Officer since February 2001	Executive Officer, the DTF
Chicago, Illinois 60603		(Chief Investment Officer since	and DUC Funds since
Age: 49		January 1998, Executive Vice	February 2004; President
		President April 1998–February	and Chief Investment Officer,
		2001, Senior Vice President	Duff & Phelps Investment
		January 1997–April 1998, Assistant	Management Co. since
		Secretary January 1997–February	April 2005 (Executive Vice
		2001).	President January 1997–
April 2005); Director of
Utility Research, Duff &
Phelps Investment Research
Co., 1989–1996 (Director of
Equity Research, 1993–
1996 and Director of Fixed
Income Research, 1993);
Director, Otter Tail
Corporation (1993–present)

T. Brooks Beittel	Secretary and Senior	Secretary and Senior Vice	Senior Vice President, Duff
55 East Monroe Street	Vice President	President since January 1995	& Phelps Investment
Chicago, Illinois 60603		(Treasurer January 1995–	Management Co. since
Age: 56		September 2002).	1993 (Vice President 1987–
1993); Secretary of the
DTF and DUC Funds since
May 2005

Michael Schatt	Senior Vice	Senior Vice President since April	Senior Vice President, Duff
55 East Monroe Street	President	1998 (Vice President January	& Phelps Investment
Chicago, Illinois 60603		1997–April 1998.	Management Co. since
Age: 59			January 1997; Managing
Director, Phoenix
Investment Partners, Ltd.,
1994–1996

Joseph C. Curry, Jr.	Treasurer and Senior	Treasurer since September 2002;	Senior Vice President,
Hilliard Lyons Center	Vice President	Senior Vice President since	J.J.B. Hilliard, W.L. Lyons,
Louisville, Kentucky		May 2006 (Vice President April	Inc. since 1994 (Vice
40202		1988–May 2006).	President 1982–1994); Vice
Age: 61			President, Hilliard Lyons
Trust Company; President,
Hilliard-Lyons Government
Fund, Inc.; Vice President
and Assistant Treasurer,
Senbanc Fund

9

Name, Address	Position(s) Held	Term of Office and	Principal Occupation(s)
and Age	With the Fund	Length of Time Served	During Past 5 Years

Joyce B. Riegel	Chief Compliance	Chief Compliance Officer since	Chief Compliance Officer,
55 East Monroe Street	Officer	February 2004.	the DTF and DUC Funds
Chicago, Illinois 60603			since August 2003; Senior
Age: 51			Vice President and Chief
Compliance Officer of Duff
& Phelps Investment
Management Co. since 2004;
Vice President and Compli-
ance Officer, Duff & Phelps
Investment Management Co.
2002–2004; Vice President
and Chief Compliance Officer,
Stein Roe Investment
Counsel LLC January
2001–August 2002; Vice
President and Compliance
Officer, Stein Roe &
Farnham Incorporated July
1996–December 2000

Dianna P. Wengler	Vice President	Vice President since May 2006	Vice President, J.J.B.
Hilliard Lyons Center	and Assistant	(Assistant Vice President	Hilliard, W.L. Lyons, Inc.
Louisville, Kentucky	Secretary	April 2004–May 2006); Assistant	since 1990; Vice President,
40202		Secretary since April 1988.	Hilliard-Lyons Government
Age: 45			Fund, Inc.

10

     The following table provides certain information relating to the equity securities beneficially owned, as of December 31, 2005, by each director (i) in the Fund and (ii) on an aggregate basis, in any registered investment companies overseen by the director within the same family of investment companies as the Fund.

Aggregate Dollar Range of Equity
Securities in All Funds Overseen
or to be Overseen by Director or
	Dollar Range of Equity Securities	Nominee in Family of Investment
Name of Director	in the Fund	Companies

Independent Directors
Stewart E. Conner	$50,001-$100,000	$50,001-$100,000
Connie K. Duckworth	over $100,000	over $100,000
Robert J. Genetski	over $ 100,000	over $100,000
Francis E. Jeffries	over $100,000	over $100,000
Nancy Lampton	over $100,000	over $100,000
Christian H. Poindexter	over $100,000	over $100,000
Carl F. Pollard	over $100,000	over $100,000
David J. Vitale	$ 10,001-$50,000	$10,001-$50,000

     As of December 31, 2005, none of the foregoing directors, or their immediate family members, owned any securities of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

     As of December 31, 2005, the officers and directors of the Fund owned in the aggregate less than 1% of the Fund’s outstanding common stock and none of the Fund’s outstanding preferred stock.

      The following table shows the compensation paid by the Fund to the Fund’s current directors during 2005:

COMPENSATION TABLE (1)(2)

	Aggregate	Total
	Compensation	Compensation from
	from the	the Fund and the
Name of Director	Fund	Fund Complex (2)

Independent Directors
Stewart E. Conner	$42,000	$42,000
Connie K. Duckworth	45,000	45,000
Robert J. Genetski	42,000	42,000
Francis E. Jeffries	78,393	197,393
Nancy Lampton	50,000	76,901
Christian H. Poindexter	45,000	45,000
Carl F. Pollard	47,000	47,000
David J. Vitale	47,000	70,901

(1)	Each director not affiliated with the Adviser receives an annual fee of $25,000 (and an additional $5,000 if the director serves as chairman of a committee of the board of directors) plus an attendance fee of $2,000 for each meeting of the board of directors and $1,500 for each meeting of a committee of the board of directors attended in person or by telephone. The chairman of the board of directors receives an additional fee of $50,000 annually. Directors and officers affiliated with the Adviser or the Administrator receive no compensation from the Fund for their services as such. In addition to the amounts shown in the table above, all directors and officers who are not affiliated with the Adviser or the Administrator are reimbursed for the expenses incurred by them in connection with their attendance at a meeting of the board of directors or a committee of the board of directors. The Fund does not have a pension or retirement plan applicable to directors or officers of the Fund.

(2)	The Fund Complex includes all funds that are advised by the Adviser or other affiliates of Phoenix Investment Partners, Ltd. Mr. Jeffries serves as a director or trustee of 53 other funds in the Fund Complex, and each of Ms. Lampton and Mr. Vitale serves as a director of two other funds in the Fund Complex.

11

Portfolio Managers

     There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year.

     The following table provides information as of December 31, 2005 regarding the other accounts besides the Fund that are managed by the portfolio managers of the Fund identified in the Fund’s prospectus. As noted in the table, portfolio managers of the Fund may also manage or be members of management teams for other mutual funds within the Phoenix fund complex or other similar accounts. As of December 31, 2005, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment		Other Pooled Investment
	Companies (1)		Vehicles (2)		Other Accounts (3)

Name of	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Portfolio Manager	Accounts	(in millions)	Accounts	(in millions)	Accounts	(in millions)

Nathan I. Partain	1	$14,7	0	—	0	—
T. Brooks Beittel	2	$495.6	0	—	0	—
Michael Schatt	2	$1,012.6	1	$24.7	10	$234.3
Deborah A. Jansen	1	$14.7	0	—	0	—
Connie M. Luecke	1	$14.7	0	—	0	—
Daniel J. Petrisko	1	$480.9	0	—	8	$1,460.5
Randle L. Smith	1	$14.7	0	—	0	—

(1)	Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closedend investment companies.

(2)	Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the 1940 Act, such as private placements and hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

     The following is a description of the compensation structure, as of December 31, 2005, of the Fund’s portfolio managers identified in the Fund’s prospectus. The Fund’s portfolio managers receive a competitive base salary, an incentive bonus opportunity and a benefits package.

     Each portfolio manager is paid a fixed base salary, which is determined by Phoenix Investment Partners and is designed to be competitive in light of the individual’s experience and responsibilities. The management of Phoenix Investment Partners uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

     The incentive bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component. The performance component is based in part on achieving and/or exceeding income targets underlying the Fund’s ability to pay common stock dividends, and in part on performance relative to a composite of the S&P Utilities Index and the Lehman Brothers Utility Bond Index, reflecting the stock and bond ratio of the Fund. The performance component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to the Fund’s mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

12

     Incentive bonus compensation of the Fund’s portfolio managers is currently comprised of two components: 75% of the incentive bonus is based on the pre-tax performance of the Fund, as measured by earnings per share and total return over a one-year period, and 25% of the incentive bonus is based in the overall pre-tax profitability and investment return of PNX, the Adviser’s parent company, over a one-year period. For the year 2005, the Fund’s portfolio managers have been guaranteed that they will receive no less than 80% of the incentive bonus available under the above formula. The portfolio managers’ incentive bonus compensation is not based on the value of assets held in the Fund’s portfolio, except to the extent that the level of assets in the Fund’s portfolio affects the advisory fee received by the Adviser, and thus indirectly the profitability of PNX.

     Finally, portfolio managers may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the PNX board of directors. To date no portfolio manager of the Fund has received awards under the PNX restricted stock units long-term incentive plan.

     Highly compensated individuals are eligible to participate in a long-term incentive plan to defer their compensation and realize tax benefits. Compensation under the long-term incentive plan is payable in restricted stock units of PNX, which vest over three years.

     Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm’s employees, including broad-based retirement, 401(k), health and other employee benefit plans.

     The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of December 31, 2005, by each of the portfolio managers identified in the Fund’s prospectus.

Dollar Range of
Name of Portfolio Manager	Equity Securities in the Fund

T. Brooks Beittel	None
Deborah A. Jansen	None
Connie M. Luecke	$1-$10,000
Nathan I. Partain	$100,000-$500,000
Daniel J. Petrisko	None
Michael Schatt	$10,001-$50,000
Randle L. Smith	None

Proxy Voting Policies

     The Fund has adopted proxy voting policies and procedures. The following is a summary description of those policies and procedures, the full text of which is available at the Fund’s website at http://www.dnpselectincome.com.

     Subject to the right of the board of directors to give the Adviser written instructions as to the voting or non-voting of proxies on any matter presenting an actual or perceived conflict of interest as described below, the Fund has delegated the voting of proxies with respect to securities owned by it to the Adviser. The Adviser may delegate its proxy voting responsibilities to a proxy committee established from time to time by the Adviser and may engage one or more qualified, independent organizations to vote proxies on behalf of the Fund, subject in each case to compliance with these policies and procedures.

     It is the intention of the Fund to exercise stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its delegate(s) endeavors to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings.

     The Adviser will generally vote in favor of management recommendations on routine matters. The Adviser will analyze and vote on non-routine matters, including the adoption of anti-takeover measures, proxy contests for control, contested elections of directors, corporate governance matters and executive compensation matters, on a case-by-case basis, taking into account factors appropriate to each such matter. The Adviser will generally vote against shareholder proposals on social issues, except where the Adviser determines that a different position would be in the clear economic interests of the Fund and its shareholders. The Adviser may abstain from voting

13

when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

     In exercising its voting discretion, the Adviser will seek to avoid any actual or perceived conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other hand. The Adviser will notify the board of directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists, indicating how the Adviser proposes to vote on the matter and its reasons for doing so. The board of directors may decide to (i) vote pursuant to the recommendation of the delegate, (ii) abstain from voting or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services. The Adviser may not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the board of directors or its duly authorized representative.

     Information on how proxies relating to the Fund’s voting securities were voted (if any) by the Adviser during the most recent 12-month period ended June 30th is available, without charge, upon request, by calling (800) 699-1236 and on the website of the SEC at http://www.sec.gov.

Code of Ethics

Each of the Fund and the Adviser has adopted a Code of Ethics under Rule 17j-1 of the Investment

Company Act. The codes impose significant restrictions on the ability of personnel subject to the codes to engage in personal securities transactions. Among other things, the codes generally prohibit covered personnel from knowingly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) that are being purchased, sold or considered for purchase or sale by the Fund unless the proposed purchases are approved in advance by the Adviser’s compliance officer. The codes also contain certain reporting requirements and compliance procedures. The codes can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes are also available at the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and on the Fund’s Internet site at http://www.dnpselectincome.com. Copies of the codes may also be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. The SEC file number for documents filed by the Fund under the Investment Company Act is 811-4915.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Adviser. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm’s services, the value of the brokerage and research services provided, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

     Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated com-

14

mission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

     Fixed-income obligations which may be purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers or banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuers of such obligations. The Fund may also purchase fixed-income and other securities from underwriters, the cost of which may include undisclosed fees and concessions to the underwriters.

     Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Adviser’s clients in part for providing brokerage and research services to the Adviser.

     In selecting brokers or dealers to execute portfolio transactions and in evaluating the best net price and execution available, the Adviser is authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), statistical quotations, specifically the quotations necessary to determine the Fund’s net asset value, and other information provided to the Fund and/or to the Adviser (or their affiliates). The Adviser is also authorized to cause the Fund to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Adviser exercises investment discretion. It is possible that certain of the services received by the Adviser attributable to a particular transaction will benefit one or more other accounts for which investment discretion is exercised by the Adviser.

     Neither the Fund nor the Adviser, during the last fiscal year, pursuant to an agreement or understanding with a broker or otherwise through an internal allocation procedure, directed the Fund’s brokerage transactions to a broker or brokers because of research services.

     Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. Additionally, trades executed by different firms, including the Adviser, will not be aggregated and allocated as to price; thus, there may be instances where the Fund does not pay or receive the same price as other investment accounts managed by the Adviser. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the directors of the Fund that the benefits received from the Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

     The Fund paid brokerage commissions in the aggregate amount of $799,719, $1,667,497 and $8,550,524 during 2005, 2004 and 2003, respectively, not including the gross underwriting spread on securities purchased in underwritten public offerings. The Fund did not pay any brokerage commissions during 2005, 2004 or 2003 to any broker that (1) is an affiliated person of the Fund, (2) is an affiliated person of an affiliated person of the Fund or (3) has an affiliated person that is an affiliated person of the Fund or the Adviser. The Fund did not pay brokerage commissions to the Administrator during 2005, 2004 or 2003, but has done so in the past and may do so again in the future.

15

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR APS

General Securities Depository

     The Depository Trust Company (“DTC”) will act as the Securities Depository with respect to each series of APS. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of APS contained in the Articles Supplementary. The Fund will also issue stop transfer instructions to the transfer agent for APS. Prior to the commencement of the right of holders of APS to elect a majority of the Fund’s directors, as described under “Description of APS—Voting Rights” in the Prospectus, Cede & Co. will be the holder of record of each series of APS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of APS, whether for its own account or as a nominee for another person.

Concerning the Auction Agent

     The auction agent will act as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent was negligent in ascertaining the pertinent facts.

     The auction agent may rely upon, as evidence of the identities of the holders of shares of APS, the auction agent’s registry of holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under “The Auction—Secondary Market Trading and Transfers of APS” in the Prospectus and notices from the Fund. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

     The auction agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 45 days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

Broker-Dealers

     The auction agent after each auction for the shares of APS will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1 / 4 of 1% in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the shares of APS placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, shares of APS will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

     The Fund may request the auction agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

16

Orders by Existing Holders and Potential Holders

On or prior to the submission deadline on each auction date for shares of a series of APS:

(a)	each beneficial owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise a:

	(i)	“Hold Order”: indicating the number of outstanding shares, if any, of such series that such beneficial owner desires to continue to hold without regard to the Applicable Rate for such shares of such series for the next succeeding Dividend Period of such shares;

	(ii)	“Bid”: indicating the number of outstanding shares, if any, of such series that such beneficial owner offers to sell if the Applicable Rate for such shares of such series for the next succeeding Dividend Period shall be less than the rate per annum specified by such beneficial owner in such Bid; and/or

	(iii)	“Sell Order”: indicating the number of outstanding shares, if any, of such that such beneficial owner offers to sell without regard to the Applicable Rate for such shares of such series for the next succeeding Dividend Period; and

(b)	Broker-Dealers shall contact customers who are Potential Beneficial Owners by telephone or otherwise to determine whether such customers desire to submit Bids, in which they will indicate the number of shares, if any, of such series that they offer to purchase if the Applicable Rate for shares of such series for the next succeeding Dividend Period is not less than the rate per annum specified in such Bids.

     The communication to a Broker-Dealer of the foregoing information is herein referred to as an “Order” and collectively as “Orders.” A Beneficial Owner or a Potential Beneficial Owner placing an Order with its Broker-Dealer is herein referred to as a “Bidder” and collectively as “Bidders.” The submission by a Broker-Dealer of an Order to the Auction Agent shall likewise be referred to herein as an “Order” and collectively as “Orders,” and an Existing Holder or Potential Holder who places an Order with the Auction Agent or on whose behalf an Order is placed with the Auction Agent shall likewise be referred to herein as a “Bidder” and collectively as “Bidders.”

     A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of APS then held by such Beneficial Owner. A Bid placed by a Beneficial Owner specifying a rate higher than the Applicable Rate determined in the Auction shall constitute an irrevocable offer to sell the shares subject thereto. A Beneficial Owner that submits a Bid to its Broker-Dealer having a rate higher than the Maximum Applicable Rate on the Auction Date thereof will be treated as having submitted a Sell Order to its Broker-Dealer. A Beneficial Owner that fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of such series an Order or Orders covering all the Outstanding shares of such series held by such Beneficial Owner will be deemed to have submitted a Hold Order to its Broker-Dealer covering the number of Outstanding shares of such series held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit to its Broker-Dealer prior to the Submission Deadline for shares of a series of APS an Order or Orders covering all of the Outstanding shares of such series held by such Beneficial Owner for an Auction relating to a Special Dividend Period consisting of more than 28 days, such Beneficial Owner will be deemed to have submitted a Sell Order to its Broker-Dealer covering the number of Outstanding shares of such series held by such Beneficial Owner and not subject to Orders submitted to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of such series of APS subject thereto at a price per share equal to $25,000. A Beneficial Owner of shares of a series of APS that offers to become the Beneficial Owner of additional shares of such series of APS is, for purposes of such offer, a Potential Beneficial Owner.

     A Potential Beneficial Owner of shares of a series of APS may submit to its Broker-Dealer Bids in which it offers to purchase shares of a series if the Applicable Rate for the next Dividend Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate not higher than the Maximum Applicable Rate shall constitute an irrevocable offer to purchase the number of shares of a series of APS specified in such Bid if the rate determined in the Auction is equal to or greater than the rate specified in such Bid.

17

     As described more fully below under “—Submission of Orders by Broker-Dealers to Auction Agent,” the Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares of such series of APS subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares of such series subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer’s failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner, as described in the preceding paragraph. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any shares of a series of APS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner’s failure to submit to its Broker-Dealer an Order in respect of shares of a series of APS held by it, as described in the second preceding paragraph. For information concerning the priority given to different types of Orders placed by Existing Holders, see “—Submission of Orders by Broker-Dealers to Auction Agent” below.

     Neither the Fund nor an affiliate may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of APS that is fewer than the number of shares of such series specified in its Order. See “—Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares” below. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers. Each purchase or sale shall be made for settlement on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See “—Notification of Results; Settlement” below.

     As described above, any Bid specifying a rate higher than the Maximum Applicable Rate will (i) be treated as a Sell Order if submitted by a Beneficial Owner or an Existing Holder and (ii) not be accepted if submitted by a Potential Beneficial Owner or a Potential Holder. Accordingly, the Auction Procedures establish the Maximum Applicable Rate as a maximum rate per annum that can result from an Auction. See “—Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate” and “—Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares” below.

Submission of Orders by Broker-Dealers to Auction Agent

     Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date specified by the Auction Agent (i.e., the Submission Deadline), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by the Fund) as the Existing Holder or Potential Holder, as the case may be, in respect of the shares of a series of APS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate to the next highest one-thousandth (0.001) of 1%.

     If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding APS of a series subject to an Auction held by such Existing Holder, such Orders will be considered valid in the following order of priority:

(a)	all Hold Orders for shares of such series will be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and, if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares held by such Existing Holder;

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(b)	(i)	any Bid for shares of such series will be considered valid up to and including the excess of the number of shares of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (a) above;

	(ii)	subject to subclause (i), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids will be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate will be reduced pro rata to cover the number of shares of such series equal to such excess;

	(iii)	subject to subclauses (i) and (ii), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

	(iv)	in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (b) will be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate specified therein; and

(c)	all Sell Orders for shares of such series will be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (a) above and valid Bids referred to in clause (b) above.

     If more than one Bid of a Potential Holder for shares of a series of APS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted will be a separate Bid with the rate and number of shares of such series therein specified.

Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Dividend Rate

     Not earlier than the Submission Deadline on each Auction Date for shares of a series of APS, the Auction Agent will assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Hold Order, Bid or Sell Order as submitted or deemed submitted by a Broker-Dealer being herein referred to as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, or as a “Submitted Order” and collectively as “Submitted Hold Orders,” “Submitted Bids” or “Submitted Sell Orders,” as the case may be, or as “Submitted Orders”) and will determine the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being herein referred to as the “Available APS”) and whether Sufficient Clearing Bids have been made in the Auction. “Sufficient Clearing Bids” will have been made if the number of Outstanding shares of such series that are the subject of Submitted Bids of Potential Holders specifying rates not higher than the Maximum Dividend Rate for all Dividend Periods equals or exceeds the number of outstanding shares of such series that are the subject of Submitted Sell Orders (including the number of shares of such series subject to Bids of Existing Holders specifying rates higher than the Maximum Dividend Rate).

     If Sufficient Clearing Bids for shares of a series of APS have been made, the Auction Agent will determine the lowest rate specified in such Submitted Bids (the “Winning Bid Rate”) for shares of such series which, taking into account the rates in the Submitted Bids of Existing Holders, would result in Existing Holders continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of outstanding shares of such series to be purchased by Potential Holders, based on the rates in their Submitted Bids, would equal not less than the Available APS. In such event, the Winning Bid Rate will be the Applicable Dividend Rate for the next Dividend Period for all shares of such series.

     If Sufficient Clearing Bids have not been made (other than because all of the outstanding shares of a series of APS are subject to Submitted Hold Orders), the Applicable Dividend Rate for the next Dividend Period for all shares of such series will be equal to the Maximum Dividend Rate. If Sufficient Clearing Bids have not been made, Beneficial Owners that have submitted or that are deemed to have submitted Sell Orders may not be able to sell in the Auction all shares of such series subject to such Sell Orders but will continue to own shares of such

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series for the next Dividend Period. See “—Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares” below.

     If all of the outstanding shares of a series of APS are subject to Submitted Hold Orders, the Applicable Dividend Rate for all shares of such series for the next succeeding Dividend Period shall be the All Hold Rate.

Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

     Based on the determinations made under “—Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Dividend Rate” above and, subject to the discretion of the Auction Agent to round and allocate certain shares as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures, with the result that Existing Holders and Potential Holders of shares of a series of APS will sell, continue to hold and/or purchase such shares as set forth below. Existing Holders that submitted or were deemed to have submitted Hold Orders (or on whose behalf Hold Orders were submitted or deemed to have been submitted) will continue to hold the shares of such series subject to such Hold Orders.

If Sufficient Clearing Bids for shares of a series of APS have been made:

(a)	Each Existing Holder that placed or on whose behalf was placed a Submitted Sell Order or Submitted Bid specifying any rate higher than the Winning Bid Rate will sell the outstanding shares of such series subject to such Submitted Sell Order or Submitted Bid;

(b)	Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will continue to hold the Outstanding shares of such series subject to such Submitted Bid;

(c)	Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate lower than the Winning Bid Rate will purchase the number of outstanding shares of such series subject to such Submitted Bid;

(d)	Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate will continue to hold the shares of such series subject to such Submitted Bid, unless the number of Outstanding APS of such series subject to all such Submitted Bids is greater than the number of shares of APS (“remaining shares”) in excess of the Available APS over the number of shares of APS accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will continue to hold shares of APS of such series subject to such Submitted Bid determined on a pro rata basis based on the number of Outstanding APS subject to all such Submitted Bids of such Existing Holders; and

(e)	Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to the Winning Bid Rate for shares of such series will purchase any shares of Available APS not accounted for in clauses (b) through (d) above on a pro rata basis based on the Outstanding APS subject to all such Submitted Bids.

     If Sufficient Clearing Bids for shares of a series of APS have not been made (unless this results because all Outstanding shares of such series are subject to Submitted Hold Orders):

(a)	Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Dividend Rate for shares of such series will continue to hold the shares of APS subject to such Submitted Bid;

(b)	Each Potential Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate equal to or lower than the Maximum Dividend Rate for shares of such series will purchase the number of shares of APS subject to such Submitted Bid; and

(c)	Each Existing Holder that placed or on whose behalf was placed a Submitted Bid specifying a rate higher than the Maximum Dividend Rate for shares of such series or a Submitted Sell Order will sell a number of shares of such series subject to such Submitted Bid or Submitted Sell Order determined on a pro rata basis based on the number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

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     If, as a result of the pro rata allocation described in clauses (d) or (e) of the second preceding paragraph or clause (c) of the next preceding paragraph, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of APS of a series, the Auction Agent will, in such manner as, in its sole discretion, it will determine, round up or down to the nearest whole share the number of shares of APS of such series being sold or purchased on such Auction Date so that the number of shares of such series sold or purchased by each Existing Holder or Potential Holder will be whole shares of such series. If as a result of the pro rata allocation described in clause (e) of the second preceding paragraph, any Potential Holder would be entitled or required to purchase less than a whole share of a series of APS, the Auction Agent will, in such manner as, in its sole discretion, it will determine, allocate shares of such series for purchase among Potential Holders so that only whole shares of such series are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing shares of such series.

Notification of Results; Settlement

     The Auction Agent will be required to advise each Broker-Dealer that submitted an Order of the Applicable Dividend Rate for the next Dividend Period and, if the Order was a Bid or Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, by telephone by approximately 3:30 p.m., New York City time, on each Auction Date. Each Broker-Dealer that submitted an Order for the account of a customer will then be required to advise such customer of the Applicable Dividend Rate for the next Dividend Period and, if such Order was a Bid or a Sell Order, whether such Bid or Sell Order was accepted or rejected, in whole or in part, will be required to confirm purchases and sales with each customer purchasing or selling shares of such series as a result of the Auction and will be required to advise each customer purchasing or selling APS as a result of the Auction to give instructions to its Agent Member of the Securities.

     The Securities Depository will pay the purchase price against delivery of such shares or will deliver such shares against payment therefor, as appropriate. The Auction Agent will be required to record each transfer of shares of a series of APS on the registry of Existing Holders to be maintained by the Auction Agent.

     In accordance with the Securities Depository’s normal procedures, on the Business Day after the Auction Date, the transactions described above will be executed through the Securities Depository and the accounts of the respective Agent Members at the Securities Depository will be debited and credited and shares delivered as necessary to effect the purchases and sales of shares of a series of APS as determined in the Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which provide for payment against delivery by their Agent Members in same-day funds.

     If any Existing Holder selling shares of a series of APS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased such shares in such Auction may deliver to such person a number of whole shares of such series that is less than the number of shares of such series that otherwise was to be purchased by such person. In such event, the number of shares of such series to be so delivered shall be determined by such Broker-Dealer. Delivery of such lesser number of shares of such series shall constitute good delivery.

REPURCHASE OF COMMON STOCK

     The Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares of common stock. Instead, the Fund’s common stock will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s board of directors may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common stock, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The board of directors may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

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     Notwithstanding the foregoing, at any time when the Fund’s preferred stock is outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common stock unless (1) all accrued preferred stock dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the acquisition price of the common stock) is at least 200% of the liquidation value of the outstanding preferred stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s board of directors would have to comply with the Securities Exchange Act of 1934, the Investment Company Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from net asset value will be made by the board of directors at the time it considers such issue, it is the board’s present policy, which may be changed by the board of directors, not to authorize repurchases of common stock or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the de-listing of the common stock from the New York Stock Exchange, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund), or as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The board of directors may in the future modify these conditions in light of experience.

     The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Fund of its common stock will decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its common stock at a time when preferred stock is outstanding will increase the leverage applicable to the outstanding common stock then remaining.

     Before deciding whether to take any action if the shares of common stock trade below net asset value, the Fund’s board of directors would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the board of directors may determine that, in the interest of the Fund and its shareholders, no action should be taken.

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DIVIDEND REINVESTMENT PLAN

     Under the Fund’s dividend reinvestment plan, shareholders may elect to have all dividends and capital gains distributions paid on their common stock automatically reinvested by The Bank of New York, as agent for shareholders, in additional shares of common stock of the Fund. Registered shareholders may participate in the plan. The plan permits a nominee, other than a depository, to participate on behalf of those beneficial owners for whom it is holding shares who elect to participate. However, some nominees may not permit a beneficial owner to participate without transferring the shares into the owner’s name. Shareholders who do not elect to participate in the plan will receive all distributions in cash paid by check mailed directly to the shareholder (or, if the shareholder’s shares are held in street or other nominee name, then to such shareholder’s nominee) by The Bank of New York as dividend disbursing agent. Registered shareholders may also elect to have cash dividends deposited directly into their bank accounts.

     When a dividend or distribution is reinvested under the plan, the number of shares of common stock equivalent to the cash dividend or distribution is determined as follows:

     (i) If shares of the common stock are trading at net asset value or at a premium above net asset value at the valuation date, the Fund issues new shares of common stock at the greater of net asset value or 95% of the then current market price.

     (ii) If shares of the common stock are trading at a discount from net asset value at the valuation date, The Bank of New York receives the dividend or distribution in cash and uses it to purchase shares of common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Shares are allocated to participants’ accounts at the average price per share, plus commissions, paid by The Bank of New York for all shares purchased by it. If, before The Bank of New York has completed its purchases, the market price exceeds the net asset value of a share, the average purchase price per share paid by The Bank of New York may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     The valuation date is the business day immediately preceding the date of payment of the dividend or distribution. On that date, the Administrator compares that day’s net asset value per share and the closing price per share on the New York Stock Exchange and determines which of the two alternative procedures described above will be followed.

     The reinvestment shares are credited to the participant’s plan account in the Fund’s stock records maintained by The Bank of New York, including a fractional share to four decimal places. The Bank of New York will send participants written confirmation of all transactions in the participant’s plan account, including information participants will need for tax records. Shares held in the participant’s plan account have full dividend and voting rights. Dividends and distributions paid on shares held in the participant’s plan account will also be reinvested.

     The cost of administering the plan is borne by the Fund. There is no brokerage commission on shares issued directly by the Fund. However, participants do pay a pro rata share of brokerage commissions incurred on any open market purchases of shares by The Bank of New York.

     The automatic reinvestment of dividends and distributions does not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions.

     If the closing market price of shares of the Fund’s common stock should be equal to or greater than their net asset value on the valuation date, the participants in the plan would receive shares priced at the higher of net asset value or 95% of the market price. Consequently they would receive more shares at a lower per share price than if they had used the cash distribution to purchase Fund shares on the payment date in the market at the market price plus commission.

     If the market price should be less than net asset value on the valuation date, the cash distribution for the plan participants would be used by The Bank of New York to purchase the shares to be received by the participants, which would be at a discount from net asset value unless the market price should rise during the purchase period so that the average price and commission exceeded net asset value as of the payment date. Also, since the Fund does not redeem its common stock, the price on resale may be less or more than the net asset value.

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     Plan participants may purchase additional shares of common stock through the plan by delivering to The Bank of New York a check for at least $100, but not more than $5,000, in any month. The Bank of New York will use such funds to purchase shares in the open market or in private transactions. The purchase price of such shares may be more than or less than net asset value per share. The Fund will not issue new shares or supply treasury shares for such voluntary additional share investment. Purchases will be made commencing with the time of the first distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the distribution. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge of $2.50 imposed by The Bank of New York and a pro rata share of any brokerage commission (or equivalent purchase costs) paid by The Bank of New York in connection with such purchases. Funds sent to the bank for voluntary additional share reinvestment may be recalled by the participant by written notice received by The Bank of New York not later than two business days before the next dividend payment date. If for any reason a regular monthly dividend is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that such funds continue to be held by The Bank of New York for subsequent investment. Participants will not receive interest on voluntary additional funds held by The Bank of New York pending investment.

     A shareholder may leave the plan at any time by written notice to The Bank of New York. To be effective for any given distribution, notice must be received by The Bank of New York at least seven business days before the record date for that distribution. When a shareholder leaves the plan: (i) such shareholder may request that The Bank of New York sell such shareholder’s shares held in such shareholder’s plan account and send such shareholder a check for the net proceeds (including payment of the value of a fractional share, valued at the closing price of the Fund’s common stock on the New York Stock Exchange on the date discontinuance is effective) after deducting The Bank of New York’s $5.00 charge and any brokerage commission (or equivalent sale cost) or (ii) if no request is made, such shareholder will receive a certificate for the number of full shares held in such shareholder’s plan account, along with a check for any fractional share interest, valued at the closing price of the Fund’s common stock on the New York Stock Exchange on the date discontinuance is effective. If and when it is determined that the only balance remaining in a shareholder’s plan account is a fraction of a single share, such shareholder’s participation will be deemed to have terminated, and The Bank of New York will send to such shareholder a check for the value of such fractional share, valued at the closing price of the Fund’s common stock on the New York Stock Exchange on the date discontinuance is effective.

The Fund may change, suspend or terminate the plan at any time upon mailing a notice to participants.

     For more information regarding, and an authorization form for, the dividend reinvestment plan, please contact The Bank of New York at 1-877-381-2537 or on the World Wide Web at http://stock.bankofny.com.

U.S. FEDERAL INCOME TAX MATTERS

     The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its U.S. shareholders. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their tax advisors with any specific questions relating to federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this Statement of Additional Information, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively.

Taxation of the Fund

     The Fund has elected to be treated, has qualified and intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures and

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forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and income from interests in qualified publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) one or more qualified publicly traded partnerships; and (iii) distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, plus (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that was not paid during such year and on which the Fund paid no federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

     A dividend will be treated as paid during a calendar year if it is paid during that calendar year or declared by the Fund in October, November or December of that year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such dividends paid during January of the following year will be deemed to be received on December 31 of the year the dividends are declared, rather than when the dividends are received.

     If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholders as ordinary income. Such distributions generally will be eligible (i) for the dividends received deduction in the case of corporate shareholders and (ii) for treatment as “qualified dividends” in the case of individual shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

     If the Fund utilizes leverage through borrowings, it may be restricted by loan covenants with respect to the declaration and payment of dividends in certain circumstances. Additionally, if at any time when the shares of APS are outstanding the Fund does not meet the asset coverage requirements of the Investment Company Act, the Fund will be required to suspend distributions to holders of common stock until the asset coverage is restored. See “Description of APS—Dividends and Dividend Periods—Restrictions on Dividends and Other Payments.” Such a suspension may prevent the Fund from distributing at least 90% of the sum of its investment company taxable income and certain other income and may, therefore, jeopardize the Fund’s qualification for taxation as a regulated investment company. Upon any failure to meet the asset coverage requirements of the Investment Company Act, the Fund, in its sole discretion, may redeem shares of APS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify for treatment as a regulated investment company. See “Description of APS—Redemption.” There can be no assurance, however, that any such action would achieve that objective.

25

The Fund’s Investments

     The Fund’s investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities held by the Fund, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund may be required to limit its activities in options and futures contracts in order to enable it to maintain its RIC status.

     Some of the debt obligations acquired by the Fund may be treated as debt obligations that are issued with original issue discount (“OID”). Such OID generally will be included in income in the taxable year of accrual and before the Fund receives any corresponding cash payments. Since, in certain circumstances, the Fund may recognize income before receiving cash representing such income, it may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. Accordingly, the Fund may be required to borrow money or dispose of securities under disadvantageous circumstances in order to generate cash to satisfy the Fund’s distribution requirements.

     Any recognized gain or income attributable to market discount on long-term debt obligations (i.e., obligations with a term of more than one year) purchased by the Fund is taxable as ordinary income. A long-term debt obligation generally is treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of any obligation that does not have OID or (ii) the sum of the issue price and any OID that accrued before the obligation was purchased, subject to a de min-imis exclusion, in the case of an obligation that does have OID.

     If the Fund invests (directly or indirectly through a REIT) in residual interests in REMICs, a portion of the Fund’s income will be subject to a U.S. federal income tax in all events. “Excess inclusion income” of the Fund generated by a residual interest in a REMIC will be allocated to shareholders of the Fund in proportion to the dividends received by the shareholders of the Fund. Excess inclusion income generally (i) cannot be offset by net operating losses and (ii) will constitute unrelated business taxable income to certain tax exempt investors. In addition, if the shareholders of the Fund include a “disqualified organization” (such as certain governments or governmental agencies) the Fund may be liable for a tax on the excess inclusion income allocable to the disqualified organization.

     The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

     Income received by the Fund with respect to foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions may reduce or eliminate such taxes. Generally, shareholders will not be entitled to claim a credit or deductions with respect to foreign taxes.

     If the Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such income (“Passive Foreign Investment Companies” or “PFICs”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election generally may be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

     The American Jobs Creation Act of 2004 (the “Jobs Act”), among other things, modified the 90% gross income test with respect to income of a RIC to include net income derived from an interest in certain qualified “publicly traded partnerships” (“PTPs”) and modified the asset diversification test of a RIC to include a new limitation on the investment by a RIC in certain qualified PTP interests. Under the Jobs Act, a RIC may now invest in

26

a qualified PTP regardless of the types of business the PTP operates. The Jobs Act further provides that passive losses from an investment in a qualified PTP may not be used by a RIC to offset any income other than income from the same PTP and any deductions passed through by the PTP may not be used by a RIC to offset income from other sources.

Taxation of Shareholders

     The Fund intends to take the position that under present law, the APS will constitute stock of the Fund, and distributions by the Fund with respect to its APS (other than distributions in redemption of APS that are treated as exchanges of stock under Section 302(b) of the Code) will constitute dividends to the extent of the Fund’s current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the IRS might take a contrary position, asserting, for example, that the APS constitutes debt of the Fund. If this position were upheld, distributions by the Fund to holders of APS would constitute interest, whether or not they exceeded the earnings and profits of the Fund, would be included in full in the income of the recipient and would be taxed as ordinary income. The following discussion assumes that shares of APS are treated as stock.

     Distributions of any taxable net investment income and net short-term capital gain will be taxable as ordinary income (except to the extent that a reduced capital gains tax rate applies to qualified dividend income). Distributions of the Fund’s net capital gain, if any, will be taxable to shareholders as long-term capital gains, regardless of the length of time they held their shares. So long as the Fund has capital loss carryforwards, distributions derived from capital gains in the Fund’s portfolio may constitute ordinary income, rather than capital gains, to shareholders. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset). For purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s preferred stock and then to the Fund’s common stock.

     Subject to certain conditions and limitations, under applicable federal income tax provisions, a corporation receiving dividends with respect to stock it owns in another corporation is allowed a deduction against a portion of such dividend income received (the “Dividends Received Deduction”). The Fund expects to receive dividends with respect to some or all of the stocks in other corporations held by the Fund, and the Fund may designate such dividends as eligible for the Dividends Received Deduction only to the extent that the Fund receives dividends for which the Fund would be entitled to the Dividends Received Deduction if the Fund were a regular corporation and not a RIC. A corporation that owns common stock or preferred stock generally will be entitled to a Dividends Received Deduction with respect to a designated portion of the dividends it receives from the Fund.

     For dividends received by the Fund to be eligible for designation for the Dividends Received Deduction, the dividends must be paid by a domestic corporation that is subject to U.S. income tax and the Fund must hold the stock of such corporation for at least 46 days during the 90-day period beginning 45 days before the ex-dividend date for the stock (91 days during the 180-day period for certain preferred stock). The Fund’s holding period for stock will in general not include any period for which the Fund holds an option to sell or is the writer of an option to buy substantially identical stock, although there exists an exception for certain options written by the Fund, the exercise prices of which are not below the market prices of the underlying securities at the times the options are written. The Dividends Received Deduction is reduced for dividends received from debt-financed portfolio stock by a percentage related to the amount of debt incurred to purchase such stock.

     To the extent that the source of dividends or distributions with respect to the APS is dividends received by the Fund that would be eligible for the Dividends Received Deduction, a corporate holder of common stock or preferred stock in the Fund will be allowed a deduction equal to 70% of the dividends paid to it by the Fund and designated by the Fund as eligible for the Dividends Received Deduction. The aggregate amount of Dividends Received Deductions that may be taken by a corporation is limited to 70% of its taxable income, computed without regard to any net operating loss deduction. The portion of a dividend on the APS that can be designated as eligible for the Dividends Received Deduction will be limited by the fact that dividend income received by the Fund is allocated to the RPS first, before being allocated to any other class or series of the Fund’s stock. Dividends on the APS, the Existing APS and the Fund’s common stock will be designated as eligible for the Dividends Received Deduction only to the extent that any qualifying income remains after dividends are paid on the RPS.

27

     In order for dividends effectively designated by the Fund as eligible for the Dividends Received Deduction to qualify for the Dividends Received Deduction when received by a particular shareholder, the shareholder must, among other things, be a corporation meeting the 46-day (or 91-day) holding period requirement described above with respect to its Fund shares. The Dividends Received Deduction will be reduced in the case of a shareholder who has incurred indebtedness, or is treated as having incurred indebtedness, that is “directly attributable” to the acquisition or carrying of the shares. The basis of a shareholder’s shares may be reduced in the case of certain “extraordinary dividends” eligible for the Dividends Received Deduction by an amount equal to the non-taxed portion of such dividends, although it is expected that such extraordinary dividends will be paid only in unusual circumstances.

     Under current law, certain income distributions properly designated and paid by the Fund to individual taxpayers are taxed at rates equal to those applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Fund itself. Corporate taxpayers are taxed at ordinary income tax rates on dividends not eligible for the Dividends Received Deduction. For this purpose, “qualified dividends” means dividends received by the Fund from U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. As is the case with the Dividends Received Deduction, to the extent the Fund is required to allocate income eligible for the Dividends Received Deduction to the RPS, the allocation to the RPS generally will reduce the dividends on the common stock, the Existing APS and the APS that are eligible for the special qualified dividend rate.

     In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends. Dividends received by the Fund from REITs are qualified dividends eligible for this lower tax rate only in limited circumstances. These special rules relating to the taxation of ordinary income dividends from RICs generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income rates unless further legislative action is taken.

     A dividend will not be treated as qualified dividend income (whether received by the Fund or paid by the Fund to a shareholder) if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or fewer than 90 days during the associated 181-day period, in the case of dividends attributable to periods in excess of 366 days paid with respect to preferred stock), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Distributions of income by the Fund other than qualified dividend income and distributions of net realized short-term capital gains (on stocks held for one year or less) are taxed as ordinary income, at rates currently up to 35%.

     The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

     We cannot assure you as to what percentage of the dividends paid on the APS, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than are ordinary income and short-term capital gains.

     Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, under current law, investment company taxable income (other than qualified dividend income) currently will be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%. For purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s preferred stock and then to the Fund’s common stock.

     The Fund may retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax at a rate of 35% of such amount. In that event, the Fund expects to designate the retained

28

amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder’s gross income.

     The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

     The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Long-term capital gain rates applicable to individuals have been reduced, in general, to 15% (or 5% for individuals in the 10% or 15% rate brackets); however, such reduced rates are set to expire with respect to taxable years beginning after December 31, 2010 absent further legislative action. The maximum tax rate applicable to net capital gains recognized by a corporate taxpayer is 35%. Any loss realized upon the sale or exchange of Fund shares with a holding period of 6 months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other substantially identical shares (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

     Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

     Shareholders may be entitled to offset their capital gain dividends with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisors.

     Dividends and distributions on the Fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses.

     Certain dividends declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable years of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such prior taxable year. In such case, however, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

     Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS, as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup withholding” of federal income tax arising from the Fund’s ordinary income dividends and other distributions as well as the gross proceeds of sales of shares, at a rate equal to the fourth highest rate of tax applicable to a single individual (currently 28%). An individual’s TIN generally is his or her social security num-

29

ber. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

     Under Treasury regulations, if a shareholder recognizes a loss on a disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class’s proportionate share of a particular type of income for that year, including ordinary income and net capital gain. A class’s proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. The IRS, however, will not render such designations ineffective for federal income tax purposes even if it is a disproportionate designation as long as such designation is made pursuant to a rule described in a registration statement that was filed with the SEC before June 13, 1989.

     The Fund has received a private letter ruling from the IRS that states that the IRS will respect the Fund’s proposed method of designating income eligible for the Dividends Received Deduction to the RPS, common stock, the Existing APS and the APS. More specifically, the IRS will respect the Fund’s designation of income eligible for the Dividends Received Deduction to the RPS pro rata between dividend income that is eligible for the Dividends Received Deduction (and that constitutes qualified dividend income) and dividend income that is eligible for the Dividends Received Deduction (but does not constitute qualified dividend income). To the extent any qualifying income remains after dividends are paid on the RPS, distributions on the common stock, the Existing APS and the APS will be designated as income eligible for the Dividends Received Deduction on a pro rata basis between these classes. Dividend income that constitutes qualified dividend income (but is not eligible for the Dividends Received Deduction) and net capital gain will be designated to the common stock, the Existing APS and the APS (and to the RPS to the extent the Fund’s qualified income is less than the distribution to the RPS) on a pro rata basis among these classes.

     The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisors with respect to special tax rules that may apply in their particular situations, as well as the state, local and, where applicable, foreign tax consequences of investing in the Fund.

EXPERTS

     The statement of assets and liabilities of the Fund as of December 31, 2005 including the schedule of investments as of December 31, 2005 and the related statements of operations and cash flows for the year then ended and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, incorporated by reference in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, provides accounting and auditing services to the Fund.

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ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. The Fund files its complete schedule of portfolio holdings for the first and third quarter of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q, when available, may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Form N-Q, when available, may also be obtained, upon request, by calling (800) 699-1236.

FINANCIAL STATEMENTS

     The audited financial statements listed below are incorporated herein by reference from the Fund’s Annual Report to Shareholders for the year ended December 31, 2005 as filed with the SEC on Form N-CSR on March 2, 2006 (no. 811-4915). All other portions of the Annual Report to Shareholders on Form N-CSR are not incorporated herein by reference and are not part of this SAI.

—	Report of independent registered public accountants

—	Schedule of Investments at December 31, 2005

—	Statement of Assets and Liabilities at December 31, 2005

—	Statement of Operations for the year ended December 31, 2005

—	Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004

—	Statement of Cash Flows for the year ended December 31, 2005

—	Notes to Financial Statements

—	Financial Highlights - Selected Per Share Data and Ratios

     Copies of the Fund’s Annual and Semi-Annual Reports to Shareholders may be obtained without charge by writing to the Fund at its address at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603 or by calling (800) 699-1236. The Fund’s Annual Report and Semi-Annual Report to Shareholders are also available on the Fund’s website at http://www.dnpselectincome.com.

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APPENDIX A

DNP SELECT INCOME FUND INC.

Form of Articles Supplementary Creating Series T and Series TH of

Auction Preferred Stock

     DNP SELECT INCOME FUND INC., a Maryland corporation having its principal Maryland office in the City of Baltimore (the “Fund”), certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: Pursuant to authority expressly vested in the Board of Directors of the Fund by Article FIFTH of its charter (which as hereafter amended, restated and supplemented from time to time is referred to herein, together with these Articles Supplementary, as the “Charter”), the Board of Directors has classified out of the Fund’s authorized and unissued preferred stock and has authorized the creation and issuance of two series of 4,000 shares each of Auction Preferred Stock, par value $.001 per share, liquidation preference $25,000 per share, designated respectively: Auction Preferred Stock, Series T; and Auction Preferred Stock, Series TH (each such series being referred to herein as a series of APS, and all such series, together with the previously issued Auction Preferred Stock, Series M, Auction Preferred Stock, Series W and Auction Preferred Stock, Series F, and any additional series of Auction Preferred Stock that may be classified and designated by the Board of Directors of the Fund as provided herein, being referred to collectively as APS).

     SECOND: The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the APS are as follows:

DESIGNATION

     AUCTION PREFERRED STOCK, SERIES T: A series of 4,000 shares of preferred stock, par value $.001 per share, liquidation preference $25,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated “Auction Preferred Stock, Series T.” Each share of Auction Preferred Stock, Series T shall be issued on a Date of Original Issue (as herein defined) to be determined by the Board of Directors of the Fund or a duly authorized committee thereof; have an Initial Dividend Rate, Initial Dividend Payment Date and Subsequent Dividend Payment Day (each as herein defined) to be determined by the Board of Directors of the Fund or a duly authorized committee thereof; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Charter applicable to preferred stock of the Fund, as are set forth in Part I and Part II of these Articles Supplementary. The Auction Preferred Stock, Series T shall constitute a separate series of preferred stock of the Fund, and each share of Auction Preferred Stock, Series T shall be identical.

     AUCTION PREFERRED STOCK, SERIES TH: A series of 4,000 shares of preferred stock, par value $.001 per share, liquidation preference $25,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared), is hereby designated “Auction Preferred Stock, Series TH.” Each share of Auction Preferred Stock, Series TH shall be issued on a Date of Original Issue (as herein defined) to be determined by the Board of Directors of the Fund or a duly authorized committee thereof; have an Initial Dividend Rate, Initial Dividend Payment Date and Subsequent Dividend Payment Day (each as herein defined) to be determined by the Board of Directors of the Fund or a duly authorized committee thereof; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Charter applicable to preferred stock of the Fund, as are set forth in Part I and Part II of these Articles Supplementary. The Auction Preferred Stock, Series TH shall constitute a separate series of preferred stock of the Fund, and each share of Auction Preferred Stock, Series TH shall be identical.

     The Board of Directors of the Fund may, in the future, by resolution duly adopted, without shareholder approval (except as otherwise provided by these Articles Supplementary or required by applicable law), classify additional shares out of the Fund’s authorized and unissued preferred stock as one or more additional series of Auction Preferred Stock, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the Date of Original Issue, Initial Dividend Rate and Initial Dividend Payment Date of shares of each such additional series, and any other changes in the terms herein set forth, shall be as set forth in the Articles Supplementary with respect to such additional series.

TABLE OF CONTENTS

Page

DEFINITIONS				A-4
PART I.				A-14
1	.	Ranking		A-14
2	.	Dividends		A-14
3	.	Designation of Special Dividend Periods		A-17
4	.	Voting Rights		A-18
5	.	Investment Company Act Preferred Stock Asset Coverage		A-20
6	.	Preferred Stock Basic Maintenance Coverage		A-21
7	.	Restrictions on Dividends and Other Distributions		A-22
8	.	Redemption		A-22
9	.	Liquidation Rights		A-25
10	.	Certain Rating Agency Requirements and Restrictions		A-26
11	.	Miscellaneous		A-26
PART II.				A-27
1	.	Orders		A-27
2	.	Submission of Orders by Broker-Dealers to Auction Agent		A-28
3	.	Determination of Sufficient Clearing Bids, Winning Bids Rate and Applicable Dividend Rate	.	A-29
4	.	Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and
		Allocation of Shares		A-31
5	.	Auction Agent		A-32
6	.	Transfer of APS		A-33
7	.	Global Certificate		A-33
8	.	Force Majeure		A-33

DEFINITIONS

     As used in Parts I and II of these Articles Supplementary, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

     (1) “ACCOUNTANT’S CONFIRMATION” shall have the meaning specified in paragraph (c) of Section 6 of Part I of these Articles Supplementary.

     (2) “AFFILIATE” means, for purposes of the definition of “Outstanding,” any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the trustees, directors or executive officers of which is a director of the Fund, be deemed to be an Affiliate solely because such trustee, director or executive officer is also a director of the Fund.

     (3) “AGENT MEMBER” means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

      (4) “ALL HOLD RATE” means 80% of the Reference Rate.

     (5) “ANNUAL VALUATION DATE” means, for so long as any shares of APS are outstanding, December 31 of each year, or, if such day is not a Valuation Date, the next preceding Valuation Date.

     (6) “APPLICABLE DIVIDEND RATE” shall have the meaning specified in subparagraph (d)(i)(D) of Section 2 of Part I of these Articles Supplementary.

     (7) “APPLICABLE PERCENTAGE” means the percentage determined based on the credit rating assigned to the series of APS on such date by Moody’s (if Moody’s is then rating the APS) and S&P (if S&P is then rating the APS) as follows:

Credit Ratings
		Applicable
Moody’s	S&P	Percentage

Aaa	AAA	125%
Aa3 to Aa1	AA- to AA+	150%
A3 to A1	A- to A+	200%
Baa3 to Baa1	BBB- to BBB+	250%
Ba1 and lower	BB+ and lower	300%

     For purposes of this definition, the “prevailing rating” of shares of a series of preferred stock shall be (i) If not Aaa/AAA, then Aa3/AA- or higher if such shares have a rating of Aa3 or better by Moody’s and AA- or better by S&P or the equivalent of such ratings by such agencies or a Substitute Rating Agency or Substitute Rating Agencies selected as provided below, (ii) if not Aa3/AA- or higher, then A3/A- if such shares have a rating of A3 or better by Moody’s and A- or better by S&P or the equivalent of such ratings by such agencies or a Substitute Rating Agency or Substitute Rating Agencies selected as provided below, (iii) if not A3/A- or higher, then Baa3/BBB- if such shares have a rating of Baa3 or better by Moody’s and BBB- or better by S&P or the equivalent of such ratings by such agencies or a Substitute Rating Agency or Substitute Rating Agencies selected as provided below.

     The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Directors after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with the Preferred Stock Basic Maintenance Amount. The Fund shall take all reasonable action necessary to enable either Moody’s or S&P to provide a rating for each series of APS. If neither Moody’s nor S&P shall make such a rating available, the Fund shall select one or more Substitute Rating Agencies.

(8) “APPLICABLE SPREAD” means:

Credit Ratings
Applicable
Moody’s	S&P	Spread

Aaa	AAA	125 bps
Aa3 to Aa1	AA- to AA+	150 bps
A3 to A1	A- to A+	200 bps
Baa3 to Baa1	BBB- to BBB+	250 bps
Ba1 and lower	BB+ and lower	300 bps

     (9) “APPLICABLE SPREAD OVER THE REFERENCE RATE” means the rate equaling the sum of the Applicable Spread plus the Reference Rate.

     (10) “APS” shall have the meaning set forth on the first page of these Articles Supplementary.

     (11) “AUCTION” means each periodic implementation of the Auction Procedures.

     (12) “AUCTION AGENCY AGREEMENT” means the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Dividend Rate for shares of a series of APS so long as the Applicable Dividend Rate for shares of such series is to be based on the results of an Auction.

     (13) “AUCTION AGENT” means the entity appointed as such by a resolution of the Board of Directors in accordance with Section 5 of Part II of these Articles Supplementary.

     (14) “AUCTION DATE,” with respect to any Subsequent Dividend Period, means the Business Day next preceding the first day of such Subsequent Dividend Period.

     (15) “AUCTION PROCEDURES” means the procedures for conducting Auctions set forth in Part II of these Articles Supplementary.

     (16) “AVAILABLE APS” shall have the meaning specified in subparagraph (a)(i) of Section 3 of Part II of these Articles Supplementary.

     (17) “BENEFICIAL OWNER,” with respect to shares of a series of APS, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

     (18) “BID” and “BIDS” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

     (19) “BIDDER” and “BIDDERS” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

     (20) “BOARD OF DIRECTORS” means the Board of Directors of the Fund or any duly authorized committee thereof.

     (21) “BROKER-DEALER” means any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of these Articles Supplementary, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund (with the consent of UBS Securities LLC, which consent shall not be unreasonably withheld or delayed) and has entered into a Broker-Dealer Agreement that remains effective.

     (22) “BROKER-DEALER AGREEMENT” means an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of these Articles Supplementary.

     (23) “BUSINESS DAY” means a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

     (24) “CODE” means the Internal Revenue Code of 1986, as amended.

     (25) “COMMON STOCK” means the common stock, par value $.001 per share, of the Fund.

     (26) “CURE DATE” means the Preferred Stock Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be.

     (27) “DATE OF ORIGINAL ISSUE,” with respect to shares of a series of APS, means the date on which the Fund initially issued such shares.

     (28) “DISCOUNT FACTOR” means a Moody’s Discount Factor (if Moody’s is then rating the APS), an S&P Discount Factor (if S&P is then rating the APS) or a Substitute Rating Agency Discount Factor (if a Substitute Rating Agency is then rating the APS), as the case may be.

     (29) “DISCOUNTED VALUE,” with respect to any asset held by the Fund as of any date, means the Moody’s Discounted Value of such asset (if Moody’s is then rating the APS), the S&P Discounted Value of such asset (if S&P is then rating the APS) or a Substitute Rating Agency Discounted Value of such asset (if a Substitute Rating Agency is then rating the APS), as the case may be.

     (30) “DIVIDEND PAYMENT DATE,” with respect to shares of a series of APS, means any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (c) of Section 2 of Part I of these Articles Supplementary.

     (31) “DIVIDEND PERIOD,” with respect to shares of a series of APS, means the period from and including the Date of Original Issue of shares of such series to, but excluding, the initial Dividend Payment Date for shares of such series and any period thereafter from, and including, one Dividend Payment Date for shares of such series to, but excluding, the next succeeding Dividend Payment Date for shares of such series.

     (32) “ELIGIBLE ASSET” means a Moody’s Eligible Asset (if Moody’s is then rating the APS), an S&P Eligible Asset (if S&P is then rating the APS) or a Substitute Rating Agency Eligible Asset (if a Substitute Rating Agency is then rating the APS), as the case may be.

     (33) “EXISTING HOLDER,” with respect to shares of a series of APS, means a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

     (34) “FAILURE TO DEPOSIT,” with respect to shares of a series of APS, means a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 8 of Part I of these Articles Supplementary; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of shares of a series of APS when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent until any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (35) “FITCH” means Fitch, Inc. and its successors at law.

     (36) “FUND” means the entity named on the first page of these Articles Supplementary, which is the issuer of the APS.

    (37) “HOLDER,” with respect to shares of a series of APS, means the registered holder of such shares as the same appears on the record books of the Fund.

     (38) “HOLD ORDER” and “HOLD ORDERS” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

     (39) “INDEPENDENT ACCOUNTANT” means a nationally recognized registered public accounting firm that is independent with respect to the Fund under the auditor independence rules promulgated by the Securities and Exchange Commission.

     (40) “INITIAL DIVIDEND PAYMENT DATE,” with respect to shares of a series of APS, shall be a date determined by the Board of Directors or a duly authorized committee thereof in connection with the initial issuance of shares of such series.

     (41) “INITIAL DIVIDEND PERIOD,” with respect to shares of a series of APS, means the period from and including the Date of Original Issue thereof to, but excluding, the Initial Dividend Payment Date for shares of such series.

     (42) “INITIAL DIVIDEND RATE,” with respect to shares of a series of APS, shall be a rate determined by the Board of Directors or a duly authorized committee thereof in connection with the initial issuance of shares of such series.

     (43) “INITIAL PREFERRED DIRECTORS” means the two directors of the Fund designated by the Board of Directors, in connection with the first issuance of Preferred Stock by the Fund, to represent the holders of Preferred Stock.

     (44) “INVESTMENT COMPANY ACT” means the Investment Company Act of 1940, as amended from time to time.

     (45) “INVESTMENT COMPANY ACT CURE DATE,” with respect to the failure by the Fund to maintain the Investment Company Act Preferred Stock Asset Coverage (as required by Section 5 of Part I of these Articles Supplementary) as of the last Business Day of each month, means the last Business Day of the following month.

     (46) “INVESTMENT COMPANY ACT PREFERRED STOCK ASSET COVERAGE” means asset coverage, as defined in Section 18(h) of the Investment Company Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding shares of any series of APS (or such other asset coverage as may in the future be specified in or under the Investment Company Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock).

     (47) “LATE CHARGE” shall have the meaning specified in subparagraph (d)(i)(B) of Section 2 of Part I of these Articles Supplementary.

     (48) “LIBOR” means the London Interbank Offered Rate.

     (49) “LIBOR DEALERS” means UBS Securities LLC and such other dealer or dealers as the Fund may from time to time appoint, or, in lieu of any thereof, their respective affiliates or successors.

     (50) “LIBOR RATE” means on any Auction Date (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline’s Telerate Service (“Telerate Page 3750”) (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m., London Time, on the date that is the London Business Day preceding the Auction Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) the LIBOR Dealer shall determine the arithmetic mean for the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by such LIBOR dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, LIBOR rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by the LIBOR Dealer (after obtaining the Fund’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided, further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, LIBOR Rate shall be LIBOR Rate as determined on the previous Auction Date. If the number of Dividend Period days shall be (i) 7 days or more, but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) 21 days or more, but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 days or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 days or more, but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 days or more, but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 days or more, but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 days or more, but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 days or more, but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 days or more, but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 days or more, but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 days or more, but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 days or more, but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 days or more, but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

     (51) “LIQUIDATION PREFERENCE,” with respect to a given number of shares of a series of APS, means $25,000 times that number.

     (52) “LONDON BUSINESS DAY” means any day on which commercial banks are generally open for business in London.

     (53) “MARKET VALUE” means the Moody’s Market Value (if Moody’s is then rating the APS), the S&P Market Value (if S&P is then rating the APS) or a Substitute Rating Agency Market Value (if a Substitute Rating Agency is then rating the APS), as the case may be.

     (54) “MAXIMUM DIVIDEND RATE,” for any Dividend Period will be the higher of the Applicable Percentage of the Reference Rate or the Applicable Spread Over the Reference Rate. The Applicable Percentage will be determined based on the credit rating assigned on such date to such shares by S&P and Moody’s (or if S&P or Moody’s shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) as follows:

		Applicable
Credit Ratings		Percentage
		of the	Applicable
Moody’s	S&P	Reference Rate	Spread

Aaa	AAA	125%	125 bps
Aa3 to Aa1	AA- to AA+	150%	150 bps
A3 to A1	A- to A+	200%	200 bps
Baa3 to Baa1	BBB- to BBB+	250%	250 bps
Ba1 and lower	BB+ and lower	300%	300 bps

     Assuming the Fund maintains an AAA/Aaa rating on the APS, the practical effect of the different methods used to calculate the Maximum Dividend Rate is shown in the table below:

	Maximum	Maximum
	Dividend	Dividend Rate
	Rate Using	Using the	Method Used
	the Applicable	Applicable	to Determine
Reference	Percentage of the	Spread Over the	the Maximum
Rate	Reference Rate	Reference Rate	Dividend Rate

1%	1.25%	2.25%	Spread
2%	2.50%	3.25%	Spread
3%	3.75%	4.25%	Spread
4%	5.00%	5.25%	Spread
5%	6.25%	6.25%	Either
6%	7.50%	7.25%	Percentage

     The Fund shall take all reasonable action necessary to enable S&P and Moody’s to provide a rating for each series of APS. If S&P or Moody’s shall not make such a rating available, DNP Select Income Fund Inc. or its affiliates and successors, after consultation with the Fund and the Broker-Dealers, shall select a nationally recognized statistical rating organization to act as a Substitute Rating Agency.

     (55) “MOODY’S” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

     (56) “MOODY’S DISCOUNTED VALUE,” with respect to any asset held by the Fund as of any date, means, except as may be otherwise provided in the definition of “Discounted Value” set forth in the Moody’s Guidelines, the quotient of the Market Value of such asset divided by the applicable Moody’s Discount Factor; provided, however, that any asset as to which there is no Moody’s Discount Factor shall have a Moody’s Discounted Value of zero.

     (57) “MOODY’S DISCOUNT FACTORS” means the discount factors set forth in the Moody’s Guidelines for use in calculating the Moody’s Discounted Value of the Fund’s assets in connection with Moody’s rating of the APS.

     (58) “MOODY’S ELIGIBLE ASSETS” means assets of the Fund set forth in the Moody’s Guidelines as “Eligible Assets” for purposes of determining maintenance of the Moody’s Preferred Stock Basic Maintenance Amount in connection with Moody’s rating of the APS.

     (59) “MOODY’S GUIDELINES” means that certain document entitled “Moody’s Preferred Stock Guidelines” and adopted by the Board of Directors as of the date hereof; provided, however, that any of the provisions of said document may from time to time be amended, altered or repealed by the Board of Directors in its sole discretion, without any vote or consent of shareholders of the Fund, based on a determination by the Board of Directors that such action is necessary or appropriate in connection with obtaining or maintaining the rating assigned by Moody’s to the APS or revising the Fund’s investment restrictions or policies consistent with guidelines adopted by Moody’s, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the APS or the Holders thereof, provided that the Board of Directors receives written confirmation from Moody’s that any such amendment, alteration or repeal would not adversely affect the rating then assigned by Moody’s to the APS.

     (60) “MOODY’S MARKET VALUE,” with respect to any asset of the Fund, means the amount set forth in the Moody’s Guidelines as the “Market Value” of such asset.

     (61) “MOODY’S PREFERRED STOCK BASIC MAINTENANCE AMOUNT” means the amount set forth in the Moody’s Guidelines as the “Preferred Stock Basic Maintenance Amount.”

     (62) “NOTICE OF REDEMPTION” means any notice with respect to the redemption of shares of a series of APS pursuant to paragraph (c) of Section 8 of Part I of these Articles Supplementary.

     (63) “NOTICE OF SPECIAL DIVIDEND PERIOD” means any notice with respect to a Special Dividend Period of shares of a series of APS pursuant to subparagraph (d)(i) of Section 3 of Part I of these Articles Supplementary.

     (64) “ORDER” and “ORDERS” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

     (65) “OUTSTANDING” means, as of any Auction Date with respect to shares of a series of APS, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

     (66) “PAYING AGENT” means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent with respect to the APS, which Paying Agent may be the same as the Auction Agent.

     (67) “PERSON” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

     (68) “POTENTIAL BENEFICIAL OWNER,” with respect to shares of a series of APS, means a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

     (69) “POTENTIAL HOLDER” means any Broker-Dealer or any such other Person as may be permitted by the Fund, including any Existing Holder, who may be interested in acquiring APS (or, in the case of an Existing Holder, additional APS).

     (70) “PREFERRED DIRECTOR” means the Initial Preferred Directors and the Subsequent Preferred Directors.

      (71) “PREFERRED STOCK” means the preferred stock, par value $.001 per share, of the Fund.

     (72) “PREFERRED STOCK BASIC MAINTENANCE AMOUNT” means the Moody’s Preferred Stock Basic Maintenance Amount (if Moody’s is then rating the APS), the S&P Preferred Stock Basic Maintenance Amount (if S&P is then rating the APS) or a Substitute Rating Agency Basic Maintenance Amount (if a Substitute Rating Agency is then rating the APS), as the case may be.

     (73) “PREFERRED STOCK BASIC MAINTENANCE CURE DATE,” with respect to the failure by the Fund to satisfy any Preferred Stock Basic Maintenance Amount (as required by Section 6 of Part I of these Articles Supplementary) as of a given Valuation Date, means the eighth Business Day following such Valuation Date.

     (74) “PREFERRED STOCK BASIC MAINTENANCE REPORT” means a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of any Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate) and each Preferred Stock Basic Maintenance Amount.

     (75) “RATING AGENCIES” means S&P and Moody’s for so long as S&P and Moody’s issue ratings for the APS, and, at such time as S&P and/or Moody’s no longer issues a rating for the APS, the Substitute Rating Agency or Substitute Rating Agencies, as the case may be.

     (76) “REDEMPTION PRICE” means the applicable redemption price specified in paragraph (a) or (b) of Section 8 of Part I of these Articles Supplementary.

     (77) “REFERENCE BANKS” means four major banks in the London interbank market selected by UBS Securities LLC or its affiliates or successors or such other party as the Fund may from time to tome appoint.

     (78) “REFERENCE RATE” means (i) with respect to a Standard Dividend Period or a Special Dividend Period having 364 or fewer days, the applicable LIBOR Rate and (ii) with respect to a Special Dividend Period having 365 or more days, the applicable U.S. Treasury Note Rate.

     (79) “S&P” means Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., and its successors.

     (80) “S&P DISCOUNTED VALUE,” with respect to any asset held by the Fund as of any date, means, except as may be otherwise provided in the definition of “Discounted Value” set forth in the S&P Guidelines, the quotient of the Market Value of such asset divided by the applicable S&P Discount Factor; provided, however, that any asset as to which there is no S&P Discount Factor shall have an S&P Discounted Value of zero.

     (81) “S&P DISCOUNT FACTORS” means the discount factors set forth in the S&P Guidelines for use in calculating the S&P Discounted Value of the Fund’s assets in connection with S&P’s rating of the APS.

     (82) “S&P ELIGIBLE ASSETS” means assets of the Fund set forth in the S&P Guidelines as “Eligible Assets” for purposes of determining maintenance of the S&P Preferred Stock Basic Maintenance Amount in connection with S&P’s rating of the APS.

     (83) “S&P GUIDELINES” means that certain document entitled “Standard & Poor’s Preferred Stock Guidelines” and adopted by the Board of Directors as of the date hereof; provided, however, that any of the provisions of said document may from time to time be amended, altered or repealed by the Board of Directors in its sole discretion, without any vote or consent of shareholders of the Fund, based on a determination by the Board of Directors that such action is necessary or appropriate in connection with obtaining or maintaining the rating assigned by S&P to the APS or revising the Fund’s investment restrictions or policies consistent with guidelines adopted by S&P, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the APS or the Holders thereof, provided that the Board of Directors receives written confirmation from S&P that any such amendment, alteration or repeal would not adversely affect the rating then assigned by S&P to the APS.

     (84) “S&P MARKET VALUE,” with respect to any asset of the Fund, means the amount set forth in the S&P Guidelines as the “Market Value” of such asset.

     (85) “S&P PREFERRED STOCK BASIC MAINTENANCE AMOUNT” means the amount set forth in the S&P Guidelines as the “Preferred Stock Basic Maintenance Amount.”

      (86) “SECURITIES ACT” means the Securities Act of 1933, as amended from time to time.

     (87) “SECURITIES DEPOSITORY” means The Depository Fund Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

     (88) “SELL ORDER” and “SELL ORDERS” shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of these Articles Supplementary.

     (89) “SETTLEMENT DATE” means any date on which (i) a new Subsequent Dividend Period begins, and (ii) shares of APS which have been tendered and sold in an Auction are delivered through the Securities Depository.

     (90) “SPECIAL DIVIDEND PERIOD,” with respect to shares of a series of APS, shall have the meaning specified in paragraph (a) of Section 3 of Part I of these Articles Supplementary.

     (91) “SPECIAL REDEMPTION PROVISIONS” shall have the meaning specified in subparagraph (a)(i) of Section 8 of Part I of these Articles Supplementary.

     (92) “STANDARD DIVIDEND PERIOD,” with respect to shares of a series of APS, means the Initial Dividend Period for shares of such series or any Subsequent Dividend Period consisting of seven days.

     (93) “SUBMISSION DEADLINE” means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     (94) “SUBMITTED BID” and “SUBMITTED BIDS” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

     (95) “SUBMITTED HOLD ORDER” and “SUBMITTED HOLD ORDERS” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

     (96) “SUBMITTED ORDER” and “SUBMITTED ORDERS” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

     (97) “SUBMITTED SELL ORDER” and “SUBMITTED SELL ORDERS” shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

     (98) “SUBSEQUENT DIVIDEND PAYMENT DAY,” with respect to shares of a series of APS shall be a day of the week determined by the Board of Directors or a duly authorized committee thereof in connection with the initial issuance of shares of such series.

     (99) “SUBSEQUENT DIVIDEND PERIOD,” with respect to shares of a series of APS, means the period from and including the first day following the Initial Dividend Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Dividend Period is also a Special Dividend Period, such term means the period commencing on the first day of such Special Dividend Period and ending on the last day of the last Dividend Period thereof.

     (100) “SUBSEQUENT PREFERRED DIRECTOR” means any director elected from time to time to succeed either (i) an Initial Preferred Director or (ii) another Subsequent Preferred Director.

     (101) “SUBSTITUTE LIBOR DEALER” means any dealer selected by the Fund; provided, however, that none of such entities shall be a LIBOR Dealer.

     (102) “SUBSTITUTE RATING AGENCY” means a nationally recognized statistical rating organization selected by the Fund, in accordance with the provisions hereof, to act as a substitute rating agency to determine the credit rating of the shares of APS.

     (103) “SUBSTITUTE RATING AGENCY DISCOUNTED VALUE,” with respect to any Substitute Rating Agency and any asset held by the Fund as of any date, means, except as may be otherwise provided in the definition of “Discounted Value” set forth in the Substitute Rating Agency Guidelines applicable to such Substitute Rating Agency, the quotient of the Market Value of such asset divided by the Substitute Rating Agency Discount Factor applicable to such Substitute Rating Agency and such asset; provided, however, that any asset as to which there is no Substitute Rating Agency Discount Factor applicable to such Substitute Rating Agency and such asset shall have a Substitute Rating Agency Discounted Value of zero.

     (104) “SUBSTITUTE RATING AGENCY DISCOUNT FACTORS” means the discount factors set forth in the Substitute Rating Agency Guidelines applicable to a Substitute Rating Agency for use in calculating the Substitute Rating Agency Discounted Value of the Fund’s assets in connection with such Substitute Rating Agency’s rating of the RP.

     (105) “SUBSTITUTE RATING AGENCY ELIGIBLE ASSETS,” with respect to any Substitute Rating Agency, means assets of the Fund set forth in the Substitute Rating Agency Guidelines applicable to such Substitute Rating Agency as “Eligible Assets” for purposes of determining maintenance of the Substitute Rating Agency Preferred Stock Basic Maintenance Amount in connection with such Substitute Rating Agency’s rating of the APS.

     (106) “SUBSTITUTE RATING AGENCY GUIDELINES” means any document adopted by the Board of Directors, in connection with the selection of a Substitute Rating Agency, setting forth the guidelines supplied by such Substitute Rating Agency in connection with its assignment of a rating to the APS; provided, however, that any of the provisions of said document may from time to time be amended, altered or repealed by the Board of Directors in its sole discretion, without any vote or consent of shareholders of the Fund, based on a determination by the Board of Directors that such action is necessary or appropriate in connection with obtaining or maintaining the rating assigned by such Substitute Rating Agency to the APS or revising the Fund’s investment restrictions or policies consistent with guidelines adopted by such Substitute Rating Agency, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the APS or the Holders thereof, provided that the Board of Directors receives written confirmation from such Substitute Rating Agency that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Substitute Rating Agency to the APS.

     (107) “SUBSTITUTE RATING AGENCY MARKET VALUE,” with respect to any Substitute Rating Agency and any asset of the Fund, means the amount set forth as the “Market Value” of such asset in the Substitute Rating Agency Guidelines applicable to such Substitute Rating Agency.

     (108) “SUBSTITUTE RATING AGENCY PREFERRED STOCK BASIC MAINTENANCE AMOUNT,” with respect to any Substitute Rating Agency, means the amount set forth as the “Preferred Stock Basic Maintenance Amount” in the Substitute Rating Agency Guidelines applicable to such Substitute Rating Agency.

     (109) “SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER” any U.S. Government securities dealer selected by the Fund as to which Moody’s, S&P, or any Substitute Rating Agency then rating the APS shall not have objected; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

     (110) “SUFFICIENT CLEARING BIDS” shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

     (111) “TREASURY NOTE” means a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

      (112) “U.S. GOVERNMENT SECURITIES DEALER” means Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc., Morgan Guaranty Fund Company of New York and any other U.S. Government securities dealer selected by the Fund as to which Moody’s (if Moody’s is then rating the APS) and S&P (if S&P is then rating the APS) shall not have objected or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

     (113) “U.S. TREASURY NOTE RATE” on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as calculated is not available, the Alternate Treasury Note Rate on such date. “Alternate Treasury Note Rate” on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three U.S. Government Securities Dealers.

     (114) “VALUATION DATE” means the last Business Day of each week, or such other date as the Fund and the Rating Agencies may agree upon for purposes of determining the Preferred Stock Basic Maintenance Amount.

     (115) “VOTING PERIOD” shall have the meaning specified in paragraph (b) of Section 4 of Part I of these Articles Supplementary.

     (116) “WINNING BID RATE” shall have the meaning specified in paragraph (a) of Section 3 of Part II of these Articles Supplementary.

PART I.

1	.	Ranking.

(a) The shares of a series of APS shall rank on a parity with each other, with shares of any other series of APS and with shares of any other series of Preferred Stock as to the payment of dividends by the Fund and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(b) No Holder of shares of any series of APS shall have, solely by reason of being such a Holder, any preemptive right or, unless otherwise determined by the Board of Directors, any other right to acquire, pur-
chase or subscribe for any shares of Preferred Stock or Common Stock or other securities of the Fund which the Fund may hereafter issue or sell.

2	.	Dividends.

(a) Cumulative Cash Dividends. The Holders of shares of a series of APS shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor in accordance with the Charter and applicable law, cumulative cash dividends at the Applicable Dividend Rate for shares of such series, determined as set forth in paragraph (d) of this Section 2, and no more, payable on the Dividend
Payment Dates with respect to shares of such series determined pursuant to paragraph (c) of this Section 2.
Holders of shares of a series of APS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on shares of such series. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on shares of a series of APS which may be in arrears, and, except to the extent set forth in subparagraph (d)(i) of this
Section 2, no additional sum of money shall be payable in respect of any such arrearage.

(b) Dividends Cumulative From Date of Original Issue. Dividends on shares of a series of APS shall accumulate at the Applicable Dividend Rate for shares of such series from the Date of Original Issue thereof.

(c) Dividend Payment Dates and Adjustment Thereof. The Dividend Payment Dates with respect to shares of a series of APS shall be the Initial Dividend Payment Date with respect to such series and each
Subsequent Dividend Payment Day with respect to such series thereafter; provided, however, that:

(i) if the day on which dividends would otherwise be payable on shares of such series is not a
Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such day; and

(ii) the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special
Dividend Period of shares of a series of APS consisting of more than 28 days; provided, however, that such dates shall be set forth in the Notice of Special Dividend Period relating to such Special Dividend
Period, as delivered to the Auction Agent, which Notice of Special Dividend Period shall be filed with the Secretary of the Fund; and provided, further, that (A) any such Dividend Payment Date shall be a
Business Day and (B) the last Dividend Payment Date in respect of such Special Dividend Period shall be the Business Day immediately following the last day thereof.

(d) Dividend Rates and Calculation of Dividends.

(i) Dividend Rates. The dividend rate on shares of a series of APS during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial
Dividend Period of shares of such series shall be equal to the Initial Dividend Rate. For each
Subsequent Dividend Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the
Auction Date next preceding such Subsequent Dividend Period; provided, however, that if:

(A) an Auction for any such Subsequent Dividend Period is not held for any reason other than as described below and in Section 8 of Part II, the dividend rate on shares of such series for such Subsequent Dividend Period will be the Maximum Dividend Rate for shares of such series on the Auction Date therefor;

(B) any Failure to Deposit shall have occurred with respect to shares of such series during any Initial Dividend Period or Subsequent Dividend Period thereof (other than any Special
Dividend Period consisting of more than 364 days or any Subsequent Dividend Period succeeding any Special Dividend Period consisting of more than 364 days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third
Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to
Deposit shall have been cured in accordance with paragraph (e) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge (“Late Charge”) equal to the sum of (1) if such
Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Initial Dividend Period or Subsequent
Dividend Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (e) of this Section
2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and if such Failure to
Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the
shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pur-
suant to paragraph (c) of Section 8 of this Part I, an amount computed by multiplying (x) 300% of the Reference Rate for the Initial Dividend Period or Subsequent Dividend Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (e) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent
Dividend Period thereof and the dividend rate for shares of such series for such Subsequent
Dividend Period will be the Maximum Dividend Rate for shares of such series on the Auction
Date for such Subsequent Dividend Period;

(C) any Failure to Deposit shall have occurred with respect to shares of such series during any Initial Dividend Period or Subsequent Dividend Period thereof (other than any Special
Dividend Period consisting of more than 364 days or any Subsequent Dividend Period succeeding any Special Dividend Period consisting of more than 364 days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third
Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to
Deposit shall not have been cured in accordance with paragraph (e) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Dividend Period thereof thereafter (or for any Subsequent Dividend Period thereof thereafter to and including the Subsequent Dividend
Period during which (1) such Failure to Deposit is cured in accordance with paragraph (e) of this
Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event S&P is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Subsequent Dividend Period), and the dividend rate for shares of such series for each such Subsequent Dividend Period shall be a rate per annum equal to the Maximum Dividend Rate for shares of such series on the Auction Date for such Subsequent
Dividend Period (but with the prevailing rating for shares of such series, for purposes of determin-
ing such Maximum Dividend Rate, being deemed to be below BBB-); or

(D) any Failure to Deposit shall have occurred with respect to shares of such series during a
Special Dividend Period thereof consisting of more than 364 days, or during any Subsequent
Dividend Period thereof succeeding any Special Dividend Period consisting of more than 364 days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New

York City time, on the fourth Business Day preceding the Auction Date for the Subsequent
Dividend Period next succeeding such Subsequent Dividend Period, such Failure to Deposit shall not have been cured in accordance with paragraph (e) of this Section 2 or, in the event S&P is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent
(such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the
Reference Rate, the Reference Rate applicable to a Special Dividend Period (x) consisting of more than 182 days but fewer than 365 days and (y) commencing on the date on which the Subsequent
Dividend Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Dividend Period (or for any Subsequent
Dividend Period thereof thereafter to and including the Subsequent Dividend Period during which
(1) such Failure to Deposit is cured in accordance with paragraph (e) of this Section 2 and (2) the
Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2)
to apply only in the event S&P is rating such shares at the time the Fund cures such Failure to
Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Subsequent Dividend Period), and the dividend rate for shares of such series for each such Subsequent Dividend Period shall be a rate per annum equal to the Maximum
Dividend Rate for shares of such series on the Auction Date for such Subsequent Dividend Period
(but with the prevailing rating for shares of such series, for purposes of determining such Maximum
Dividend Rate, being deemed to be below BBB-) (the rate per annum at which dividends are payable on shares of a series of APS for any Initial Dividend Period or Subsequent Dividend Period
thereof being herein referred to as the “Applicable Dividend Rate” for shares of such series).

(ii) Calculation of Dividends. The amount of dividends per share payable on shares of a series of
APS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Dividend Rate for shares of such series in effect for such Dividend Period or
Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Standard Dividend Period and 360 in
all other cases, and applying the rate obtained against $25,000.

(e) Curing a Failure to Deposit. A Failure to Deposit with respect to shares of a series of APS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Initial Dividend Period or Subsequent Dividend Period of
shares of such series if, within the respective time periods described in subparagraph (d)(i) of this Section 2, the
Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of
Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 8 of Part I of these Articles
Supplementary; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the
Redemption Price in respect of shares of a series of APS when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent until any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(f) Dividend Payments by Fund to Auction Agent. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on each Dividend Payment Date for shares of a series of APS, an aggregate amount of same day funds, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

(g) Auction Agent as Trustee of Dividend Payments by Fund. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (h) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law and upon written request be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied. Dividends Paid to Holders. Each dividend on shares of a series of APS shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the record books of the Fund on the Business Day next preceding such Dividend Payment Date.

(h) Dividends Credited Against Earliest Accumulated but Unpaid Dividends. Any dividend payment made on shares of a series of APS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

3.	Designation of Special Dividend Periods.

(a) Length of and Preconditions for Special Dividend Period. The Fund, at its option, may designate any succeeding Subsequent Dividend Period of shares of a series of APS as a Special Dividend Period con- sisting of a specified number of days evenly divisible by seven and not more than 1,820 (a “Special Dividend Period”); provided, however, that such Special Dividend Period may consist of a number of days not evenly divisible by seven if all shares of such series of APS are to be redeemed at the end of such Special Dividend Period. A designation of a Special Dividend Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (b) and subparagraph (c)(i) of this Section 3, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 8 of this Part I with respect to any shares of such series, the Fund has available liquid securities equal to the Redemption Price. In the event the Fund wishes to designate any succeeding Subsequent Dividend Period for shares of a series of APS as a Special Dividend Period consisting of more than 28 days, the Fund shall notify Moody’s (if Moody’s is then rating the APS) and S&P (if S&P is then rating such series) in advance of the commencement of such Subsequent Dividend Period that the Fund wishes to designate such Subsequent Dividend Period as a Special Dividend Period and shall provide Moody’s (if Moody’s is then rat- ing the APS) and S&P (if S&P is then rating such series) with such documents as it may request.

(b) Notice of Proposed Special Dividend Period. If the Fund proposes to designate any succeeding
Subsequent Dividend Period of shares of a series of APS as a Special Dividend Period pursuant to paragraph (a) of this Section 3, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Dividend Period (which shall be such day that would otherwise be the first day of a Standard Dividend Period), notice shall be mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Dividend Period of shares of such series as a Special Dividend Period, specifying the first day thereof and (B) that the Fund will, by 11:00 a.m., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Dividend Period designated, or (y) its determination not to exercise such option.

(c) Notice of Special Dividend Period. No later than 11:00 a.m., New York City time, on the second
Business Day next preceding the first day of any proposed Special Dividend Period of shares of a series of APS as to which notice has been given as set forth in paragraph (b) of this Section 3 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:

(i) a notice (“Notice of Special Dividend Period”) stating (A) that the Fund has determined to designate the next Subsequent Dividend Period of shares of such series as a Special Dividend Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Dividend Period, (C) that such Special Dividend Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason, (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (3) full cumulative dividends and any amounts due with respect to redemptions have not been paid in full as of such Auction Date, or (4) the Fund does not receive confirmation from Moody’s (if Moody’s is then rating the APS) or S&P (if S&P is then rating the APS) that the proposed Special Dividend Period will not affect such rating agency’s then-current rating on the APS, (D) the scheduled Dividend Payment Dates for shares of such series during such
Special Dividend Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Dividend Period, such notice to be accompanied by a Preferred Stock
Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed
Special Dividend Period, Moody’s Eligible Assets (if Moody’s is then rating the APS) and S&P Eligible
Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the
Preferred Stock Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Dividend Rate is the Maximum Dividend Rate on such
Business Day as if such Business Day were the Auction Date for the proposed Special Dividend
Period); or (ii) a notice stating that the Fund has determined not to exercise its option to designate a
Special Dividend Period of shares of such series and that the next Subsequent Dividend Period of shares of such series shall be a Standard Dividend Period.

(d) Failure to Deliver Notice of Special Dividend Period. If the Fund fails to deliver either of the notices described in subparagraphs (c)(i) or (c)(ii) of this Section 3 (and, in the case of the notice described in subparagraph (c)(i) of this Section 3, a Preferred Stock Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody’s or S&P is then rating the series in question)) with respect to any desig-
nation of any proposed Special Dividend Period to the Auction Agent by 11:00 a.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have deliv-
ered a notice to the Auction Agent with respect to such Special Dividend Period to the effect set forth in sub-
paragraph (c)(ii) of this Section 3. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (c)(i) of this Section 3, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (c)(ii) of this Section 3, the Fund will provide Moody’s (if Moody’s is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.

4	.	Voting Rights.

(a) One Quarter of a Vote Per Share of APS. Except as otherwise provided in the Charter or as other-
wise required by law, (i) each Holder of shares of a series of APS shall be entitled to one quarter of a vote for each such share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii)
the holders of shares of Preferred Stock, including shares of each series of APS, and the holders of shares of
Common Stock shall vote together as a single class; provided, however, that, at any meeting of the sharehold-
ers of the Fund held for the election of directors, the holders of shares of Preferred Stock, including shares of each series of APS, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of stock of the Fund, to elect a director to succeed any Preferred Director whose term is expiring or whose seat on the Board of Directors is vacant, each share of any series of APS entitling the holder thereof to one quarter of a vote. Subject to paragraph (b) of this Section
4, the holders of the outstanding shares of Common Stock shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of stock of the Fund, to elect the balance of the directors.

(b) Voting For Additional Directors.

(i) Voting Period. Except as otherwise provided in the Charter or as otherwise required by law, during any period in which any one or more of the conditions described in clauses (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Stock, including shares of each series of APS, would constitute a majority of the Board of Directors as so increased by such smallest number, and the holders of shares of Preferred Stock, including shares of each series of APS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of stock of the Fund), to elect such smallest number of additional directors, together with the two directors that such holders are in any event entitled to elect.
A Voting Period shall commence:

     (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding shares of any series of APS, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

(B) if at any time holders of shares of Preferred Stock, including shares of each series of APS, are entitled under the Investment Company Act to elect a majority of the directors of the Fund.

     Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the reverting of such voting rights in the holders of shares of Preferred Stock upon the further occurrence of any of the events described in this subparagraph (b)(i).

  (ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock, including shares of each series of APS, to elect additional directors as described in subparagraph (b)(i) of this Section 4, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock, including shares of each series of APS, held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of stock of the Fund), shall be entitled to elect the number of directors prescribed in subparagraph (b)(i) of this Section 4 on a one-vote-per-share basis.

(ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock, including shares of each series of APS, to elect additional directors as described in subparagraph (b)(i) of this Section 4, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock, including shares of each series of APS, held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of stock of the Fund), shall be entitled to elect the number of directors prescribed in subparagraph (b)(i) of this Section 4 on a one-vote-per-share basis.

(iii) Terms of Office of Existing Directors. The terms of office of all persons who are directors of the Fund at the time of a special meeting of Holders of shares of each series of APS and other holders of shares of Preferred Stock to elect directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent directors elected by the Holders and such other holders of Preferred Stock and the remaining incumbent directors elected by the holders of shares of Common Stock, shall constitute the duly elected directors of the Fund.

(iv) Terms of Office of Certain Directors to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders of shares of each series of APS and other holders of shares of Preferred Stock pursuant to subparagraph (b)(i) of this Section 4 shall terminate, the remaining directors shall constitute the directors of the Fund and the voting rights of the Holders and such other holders to elect additional directors pursuant to subparagraph (b)(i) of this Section 4 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 4

(c) Holders of APS to Vote on Certain Other Matters.

(i) Capitalization Matters. So long as shares of any series of APS are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least two thirds of the shares of all series of Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting, voting separately as one class: (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of shares ranking prior to the APS with respect to the payment of dividends or the distribution of assets on liquidation or (b) amend, alter or repeal the provisions of the Charter or these Articles Supplementary, whether by merger, consolidation or otherwise, so as to materially and adversely affect any right, preference, privilege or voting power of shares of any series of APS or the Holders thereof; provided, however, that any increase in the amount of the authorized APS or the creation and issuance of other series of Preferred Stock or any increase in the amount of authorized shares of such series or of any other series of Preferred Stock, in each case ranking on a parity with or junior to the APS, will not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers unless such issuance would cause the Fund not to satisfy the Investment Company Act Preferred Stock Asset Coverage or the Preferred Stock Basic Maintenance Amount.

(ii) Investment Company Act Matters. Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of at least a “majority of the outstanding Preferred Stock” at the time, voting separately as one class, shall be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the Investment Company Act. For purposes of the foregoing, “majority of the outstanding Preferred Stock” shall mean (A) 67% or more of the shares of Preferred Stock present at a meeting, if the holders of more than 50% of the outstanding shares of Preferred Stock are present or represented by proxy or (B) more than 50% of the outstanding shares of Preferred Stock, whichever is less.

(iii) Separate Class Voting. The class vote of Holders of shares of Preferred Stock, including APS, described in this paragraph (c) shall in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including APS, necessary to authorize the action in question.

(iv) Voting by Series. In addition to any vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including APS, otherwise necessary to authorize any proposed action under the Charter or the Investment Company Act, on any matter on which the Preferred Stock has the right to vote as a class, the approval of the holders of a majority of the outstanding shares of any series of Preferred Stock, including any series of APS, voting separately as a series, shall be necessary to approve such proposed action if such series would be affected by the proposed action in a manner materially different from any other series. For purposes of the foregoing, “majority of the outstanding shares of any series of Preferred Stock” shall mean (A) 67% or more of the shares of such series of Preferred Stock present at a meeting, if the holders of more than 50% of the outstanding shares of such series are present or represented by proxy or (B) more than 50% of the outstanding shares of such series, whichever is less.

           (d) Voting Rights Set Forth Herein Are Sole Voting Rights. Unless otherwise required by law, the Holders of shares of any series of APS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

(e) No Preemptive Rights Or Cumulative Voting. The Holders of shares of any series of APS shall have no preemptive rights or rights to cumulative voting.

(f) Voting For Directors Sole Remedy For Fund’s Failure To Pay Dividends. In the event that the Fund fails to pay any dividends on shares of any series of APS, the exclusive remedy of the Holders shall be the right to vote for directors pursuant to the provisions of this Section 4.

(g) Holders Entitled To Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by these Articles Supplementary, by the other provisions of the Charter, by statute or otherwise, no Holder shall be entitled to vote the shares of any series of APS and no shares of any series of APS shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 8 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No shares of any series of APS held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

5. Investment Company Act Preferred Stock Asset Coverage.

The Fund shall maintain, as of the last Business Day of each month in which any shares of any series of APS are outstanding, the Investment Company Act Preferred Stock Asset Coverage.

6.	Preferred Stock Basic Maintenance Coverage.

(a) The Fund shall maintain, on each Valuation Date, (i) if Moody’s is then rating the APS, Moody’s Eligible Assets having an aggregate Moody’s Discounted Value at least equal to the Moody’s Preferred Stock Basic Maintenance Amount, (ii) if S&P is then rating the APS, S&P Eligible Assets having an aggregate S&P Discounted Value at least equal to the S&P Preferred Stock Basic Maintenance Amount and (iii) if any Substitute Rating Agency is then rating the APS, Substitute Rating Agency Eligible Assets having an aggre- gate Substitute Rating Agency Discounted Value at least equal to the Substituted Rating Agency Preferred Stock Basic Maintenance Amount, in each case applicable to each such Substitute Rating Agency.

(b) On or before 5:00 p.m., New York City time, on the third Business Day after each Valuation Date, the Fund shall complete and deliver to the Auction Agent and the Paying Agent a Preferred Stock Basic Maintenance Report, which will be deemed to have been delivered to the Auction Agent and the Paying Agent if the Auction Agent and the Paying Agent receive a copy or telecopy, telex or other electronic tran- scription thereof and on the same day the Fund mails to the Auction Agent and the Paying Agent for delivery on the next Business Day the full Preferred Stock Basic Maintenance Report. A failure by the Fund to deliver a Preferred Stock Basic Maintenance Report under this paragraph 6(b) without the prior consent of the Auction Agent and the Paying Agent shall be deemed to be delivery of a Preferred Stock Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the Preferred Stock Basic Maintenance Amount, as of the relevant Valuation Date.

(c) Within ten Business Days after the date of delivery to the Auction Agent and the Paying Agent of a Preferred Stock Basic Maintenance Report in accordance with paragraph 6(b) above relating to a Annual Valuation Date, the Independent Accountant will confirm in writing to the Auction Agent and the Paying Agent (i) the mathematical accuracy of the calculations reflected in such Report, (ii) that, in such Report, the Fund determined in accordance with these Articles Supplementary the assets of the Fund which constitute Eligible Assets at such Annual Valuation Date, (iii) that, in such Report, the Fund determined in accordance with these Articles Supplementary whether the Fund had, at such Annual Valuation Date, Eligible Assets of an aggregate Discounted Value at least equal to the Preferred Stock Basic Maintenance Amount, (iv) with respect to the S&P rating on portfolio securities of the Fund, issuer name, issue size and coupon rate listed in such Report, that information has been traced and agrees with the information listed by Bloomberg, L.P. or an alternative reputable source (in the event such information does not agree or such information is not listed by Bloomberg, L.P. or an alternative reputable source, the Independent Accountant will inquire of S&P what such information is, and provide a listing in their letter of such differences, if any), (v) with respect to the Moody’s ratings on portfolio securities of the Fund, issuer name, issue size and coupon rate listed in such Report, that information has been traced and agrees with the information listed by Bloomberg, L.P. or an alternative reputable source (in the event such information does not agree or such information is not listed by Bloomberg, L.P. or an alternative reputable source, the Independent Accountant will inquire of Moody’s what such information is, and provide a listing in their letter of such differences, if any), (vi) with respect to any Substitute Rating Agency’s ratings on portfolio securities of the Fund, issuer name, issue size and coupon rate listed in such Report, that information has been traced and agrees with the info rmation listed by Bloomberg, L.P. or an alternative reputable source (in the event such information does not agree or such information is not listed by Bloomberg, L.P. or an alternative reputable source, the Independent Accountant will inquire of such Substitute Rating Agency what such information is, and provide a listing in their letter of such differences, if any) and (vii) with respect to the bid or mean price (or such alternative permissible factor used in calculating the Market Value) provided by the custodian of the Fund’s assets to the Fund for pur- poses of valuing securities in the Fund’s portfolio, the Independent Accountant has traced the price used in such Report to the bid or mean price listed in the Fund’s accounting records as of such date and verified that such information agrees (in the event such information does not agree, the Independent Accountant will pro- vide a listing in its letter of such differences) (such confirmation is herein called the “Accountant’s Co nfirmation”). If any Accountant’s Confirmation delivered pursuant to this paragraph 6(c) shows that an error was made in the Preferred Stock Basic Maintenance Report for a Annual Valuation Date, or shows that a lower aggregate Discounted Value for the aggregate of all Eligible Assets of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend the Preferred

Stock Basic Maintenance Report to the Auction Agent and Paying Agent promptly following receipt by the
Auction Agent and the Paying Agent of such Accountant’s Confirmation.

7	.	Restrictions on Dividends and Other Distributions.

(a) For so long as any share of APS is outstanding, the Fund shall not declare, pay or set apart for pay-
ment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the shares of APS as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the
Fund ranking junior to or on a parity with the shares of APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of the Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to the shares of APS as to dividends and upon liquidation) or any other such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with the shares of APS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Preferred Stock Basic Maintenance
Amount and the Investment Company Act Preferred Stock Asset Coverage would be achieved, (B) full cumulative dividends on shares of APS and shares of other Preferred Stock ranking on a parity with the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or wind-
ing up of the affairs of the Fund due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the Paying Agent, (C)
the Fund has redeemed the full number of shares of APS required to be redeemed by any provision for mandatory redemption contained herein.

(b) When dividends are not paid in full upon the shares of each series of APS through its most recent
Dividend Payment Date or upon the shares of any other class or series of stock of the Fund ranking on a par-
ity with the APS as to the payment of dividends through their most recent respective dividend payment dates, all dividends declared upon the shares of each series of APS and the shares of any other such class or series of stock ranking on a parity with the APS as to the payment of dividends shall be declared pro rata so that the amount of dividends declared per share on each series of APS and such other class or series of stock shall in all cases bear to each other the same ratio that accumulated dividends per share on such series of
APS and such other class or series of stock bear to each other (for purposes of this sentence, the amount of dividends declared per share on each series of APS shall be based on the Applicable Dividend Rate for such share for the Dividend Periods during which dividends were not paid in full).

8	.	Redemption.

(a) Optional Redemption.

(i) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of
APS may be redeemed, at the option of the Fund, as a whole or from time to time in part, on any
Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemp-
tion price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid divi-
dends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption;
provided, however, that (1) shares of a series of APS may not be redeemed in part if after such partial redemption fewer than 300 shares of such series remain outstanding; (2) shares of a series of APS are redeemable by the Fund during the Initial Dividend Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Dividend Period; and (3) subject to sub-
paragraph (ii) of this paragraph (a), the Notice of Special Dividend Period relating to a Special
Dividend Period of shares of a series of APS, as delivered to the Auction Agent and filed with the
Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Dividend Period (except as provided in subparagraph of this paragraph (a))
or shall be redeemable during the whole or any part of such Special Dividend Period only upon pay-
ment of such redemption premium or premiums as shall be specified in such notice (“Special
Redemption Provisions”).

     (ii) A Notice of Special Dividend Period relating to shares of a series of APS for a Special Dividend Period thereof may contain Special Redemption Provisions only if the Fund’s Board of Directors, after consultation with the Broker-Dealer or Broker-Dealers for such Special Dividend Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

(ii) A Notice of Special Dividend Period relating to shares of a series of APS for a Special Dividend Period thereof may contain Special Redemption Provisions only if the Fund’s Board of Directors, after consultation with the Broker-Dealer or Broker-Dealers for such Special Dividend Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

(iii) If fewer than all of the outstanding shares of a series of APS are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Directors, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

(iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of APS may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Special Dividend Period consisting of more than 364 days if, on the date of determination of the Applicable Dividend Rate for shares of such series for such Special Dividend Period, such Applicable Dividend Rate equaled or exceeded on such date of determination the Treasury Note Rate for such Special Dividend Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

(v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 8 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date the Fund has available liquid securities having a value not less than the amount (including any applicable premium) due to Holders of any series of APS by reason of redemption of such shares or such redemption date, and (b) the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the APS) and S&P Eligible Assets (if S&P is then rating the APS) each at least equals the Preferred Stock Basic Maintenance Amount, and would at least equal the Preferred Stock Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

(b) Mandatory Redemption. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Directors for redemption, certain shares of APS, if the Fund fails to have either Moody’s Eligible Assets or S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Stock Basic Maintenance Amount or fails to maintain the Investment Company Act Preferred Stock Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the APS, and such failure is not cured on or before the Preferred Stock Basic Maintenance Cure Date or the Investment Company Act Cure Date, as the case may be. The number of shares of APS to be redeemed shall be equal to the lesser of (i) the minimum number of shares of APS, together with all other shares of Preferred Stock subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund ’s having Moody’s Eligible Assets and S&P Eligible Assets with a Discounted Value greater than or equal to the Preferred Stock Basic Maintenance Amount or maintaining the Investment Company Act Preferred Stock Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of shares of APS and other shares of Preferred Stock the redemption or retirement of which would have had such result, all shares of APS and other Preferred Stock then outstanding shall be redeemed), and (ii) the maximum number of shares of APS, together with all other shares of Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor in accordance with the Charter and applicable law. In determining the shares of APS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the Preferred Stock Basic Maintenance Amount or the Investment Company Act Preferred Stock Asset Coverage, as the case may be, pro rata among shares of APS and other Preferred Stock (and, then, pro rata among each series of APS) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 22 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of APS and other Preferred Stock which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 22 days after such Cure Date, the

Fund shall redeem those shares of APS and other Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of APS are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

(c) Notice of Redemption. If the Fund shall determine or be required to redeem shares of a series of APS pursuant to paragraph (a) or (b) of this Section 8, it shall mail a Notice of Redemption with respect to such redemption by first-class mail, postage prepaid, to (i) each Holder of the shares of such series to be redeemed, at such Holder’s address as the same appears on the record books of the Fund on the record date established by the Board of Directors (ii) to Moody’s, if Moody’s is then rating the APS and to S&P, if S&P is then rating the APS. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption and (iii) to the Auction Agent. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of shares of APS to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) that the holders of any shares of a series of APS being so redeemed shall not participate in the Auction, if any, immediately preceding the redemption date; and (viii) the provisions of this Section 8 under which such redemption is made. If fewer than all shares of a series of APS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 8 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(d) No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 8, if any dividends on shares of a series of APS (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

(e) Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor in accordance with the Charter and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem shares of APS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund’s failure to deposit in trust with the Auct ion Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed shares of APS for which a Notice of Redemption has been mailed, dividends may be declared and paid on shares of APS and shall include those shares of APS for which a Notice of Redemption has been mailed.

(f) Auction Agent as Director of Redemption Payments by Fund. All moneys paid to the Auction Agent for payment of the Redemption Price of shares of APS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

(g) Shares for Which Notice of Redemption Has Been Given Are no Longer Outstanding. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 8, upon the deposit with the

Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the shares of APS that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of shares of APS subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the shares of APS called for redemption on such date and (ii) all other amounts to which Holders of shares of APS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of shares of APS so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled.

	(h)	Compliance with Applicable Law. In effecting any redemption pursuant to this Section 8, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the Investment Company Act and any applicable Maryland law, but shall effect no redemption except in accordance with the Investment Company Act and any applicable Maryland law.

	(i)	Only Whole Shares of APS May Be Redeemed. In the case of any redemption pursuant to this Section 8, only whole shares of APS shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

	(j)	Modification of Redemption Procedures. Notwithstanding any of the foregoing provisions of this Section 8, the Fund may modify any or all of the requirements relating to the Notice of Redemption provided that (i) any such modification does not materially and adversely affect any Holder of shares of the rel evant series of APS, and (ii) the Fund receives written notice from Moody’s (if Moody’s is then rating the APS) and S&P (if S&P is then rating the APS) that such modification would not impair the ratings assigned by Moody’s and S&P to shares of APS.

9.	Liquidation Rights.

	(a)	Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of shares of all series of APS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Stock or on any other class of shares of the Fund ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds in connection with the liquidation of the Fund. After the payment to the Holders of shares of all series of APS of the full preferential amounts provided for in this paragraph (a), the Holders of shares of any series of APS as such shall have no right or claim to any of the remaining assets of the Fund.

	(b)	Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of shares of all series of APS upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 9, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the APS with respect to the distribution of assets upon such dissolution, liquidation or winding up, unless proportionate distributive amounts shall be paid on account of the shares of all series of APS, ratably, in proportion to the full distrib-

utable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

	(c)	Rights of Junior Shares. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of shares of all series of APS as provided in paragraph (a) of this Section 9, but not prior thereto, any other series or class or classes of shares ranking junior to the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of shares of any series of APS shall not be entitled to share therein.

	(d)	Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any business trust or corpo- ration nor the merger or consolidation of any business trust or corporation into or with the Fund shall be a dis- solution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 9.

10.	Certain Rating Agency Requirements and Restrictions.

	(a)	For so long as any shares of APS are outstanding and Moody’s is then rating the APS, the Fund will perform all actions required by the Moody’s Guidelines and will not engage in any transactions proscribed by restrictions set forth in the Moody’s Guidelines, unless it has received written confirmation from Moody’s that such noncompliance would not adversely affect the rating then assigned by Moody’s to the APS.

	(b)	For so long as any shares of APS are outstanding and S&P is then rating the APS, the Fund will perform all actions required by the S&P Guidelines and will not engage in any transactions proscribed by restrictions set forth in the S&P Guidelines, unless it has received written confirmation from S&P that such noncompliance would not adversely affect the rating then assigned by S&P to the APS.

	(c)	For so long as any shares of APS are outstanding and any Substitute Rating Agency is then rating the APS, the Fund will perform all actions required by the Substituted Rating Agency Guidelines relating to such Substitute Rating Agency and will not engage in any transactions proscribed by restrictions set forth in the Substituted Rating Agency Guidelines relating to such Substitute Rating Agency, unless it has received written confirmation from such Substituted Rating Agency that such noncompliance would not adversely affect the rating then assigned by such Substituted Rating Agency to the APS.

11.	Miscellaneous.

	(a)	No Fractional Shares. No fractional shares of APS shall be issued.

	(b)	Status of Shares of APS Redeemed, Exchanged or Otherwise Acquired by the Fund. Shares of APS which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued shares of Preferred Stock without designation as to series.

	(c)	Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of these Articles Supplementary to resolve any inconsistency or ambi- guity or to remedy any formal defect, and may amend these Articles Supplementary with respect to any series of APS prior to the issuance of shares of such series.

	(d)	Headings Not Determinative. The headings contained in these Articles Supplementary are for convenience of reference only and shall not affect the meaning or interpretation of these Articles Supplementary.

	(e)	Notices. All notices or communications, unless otherwise specified in the Bylaws of the Fund or these Articles Supplementary, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

PART II.

1.	Orders.

(a) Prior to the Submission Deadline on each Auction Date for shares of a series of APS:

(i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

(A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Dividend Rate for shares of such series for the next Subsequent Dividend Period of such shares;

(B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Dividend Rate for shares of such series for the next Subsequent Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

(C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Dividend Rate for shares of such series for the next Subsequent Dividend Period of shares of such series; and

(ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Dividend Rate for shares of such series for the next Subsequent Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an “Order” and collectively as “Orders” and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an order with the Auction Agent, is hereinafter referred to as a “Bidder” and collectively as “Bidders”; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a “Hold Order” and collectively as “Hold Orders”; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a “Bid” and collectively as “Bids”; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a “Sell Order” and collectively as “Sell Orders.”

(b) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

(A) the number of Outstanding shares of such series specified in such Bid if the Applicable Dividend Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

(B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of this Part II if the Applicable Dividend Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

(C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Dividend Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Dividend Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

(ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

(A) the number of Outstanding shares of such series specified in such Sell Order; or

(B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist; provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of APS shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer’s records, such Broker-Dealer believes it is not the Existing Holder of such shares.

(iii) A Bid by a Potential Beneficial Owner or a Potential Holder of shares of a series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

(A) the number of Outstanding shares of such series specified in such Bid if the Applicable Dividend Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

(B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Dividend Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

(c) No Order for any number of shares of APS other than whole shares shall be valid.

(d) A Bid by a Potential Beneficial Owner or a Potential Holder specifying a rate higher than the Maximum Dividend Rate for shares of APS on the Auction Date will not be accepted.

2.	Submission of Orders by Broker-Dealers to Auction Agent.

(a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of APS of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

(i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

(ii) the aggregate number of shares of such series that are the subject of such Order;

(iii) to the extent that such Bidder is an Existing Holder of shares of such series:

(A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

(B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

(C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

(iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder’s Bid.

(b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

(c) If an Order or Orders covering all of the outstanding shares of a series of APS held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 28 days, the Auction Agent shall deem a Sell order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

(d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of a series of APS subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

(i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

(ii) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

(B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

(C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

(D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

(iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

(e) If more than one Bid for one or more shares of a series of APS is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

(f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3.	Determination of Sufficient Clearing Bids, Winning Bids Rate and Applicable Dividend Rate.

(a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of APS, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a “Submitted Hold Order,” a “Submitted Bid” or a “Submitted Sell Order,” as the case may be, or as a “Submitted Order” and collectively as “Submitted Hold Orders,” “Submitted Bids” or “Submitted Sell Orders,” as the case may be, or as “Submitted Orders”) and shall determine for such series:

(i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the “Available APS” of such series);

(ii) from the Submitted Orders for shares of such series whether:

(A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Dividend Rate for shares of such series exceeds or is equal to the sum of:

(B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Dividend Rate for shares of such series; and

(C) the number of Outstanding shares of such series subject to Submitted Sell Orders in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as “Sufficient Clearing Bids” for shares of such series); and

(iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the “Winning Bid Rate” for shares of such series) which if:

(A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

(B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available APS of such series.

(b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Dividend Rate for shares of the series of APS for which an Auction is being held on the Auction Date and, based on such determination the Applicable Dividend Rate for shares of such series for the next Subsequent Dividend Period thereof as follows:

(i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Dividend Rate for all shares of such series for the next Subsequent Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

(ii) if sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Dividend Rate for all shares of such series for the next Subsequent Dividend Period thereof shall be equal to the Maximum Dividend Rate for shares of such series; or

(iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Dividend Rate for all shares of such series for the next Subsequent Dividend Period thereof shall be the All Hold Rate.

4.	Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares.

Existing Holders shall continue to hold the shares of APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

(a) If Sufficient Clearing Bids for shares of a series of APS have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

(i) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the shares of APS subject to such Submitted Bids;

(ii) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of APS subject to such Submitted Bids;

(iii) Potential Holders’ Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

(iv) each Existing Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the shares of APS subject to such Submitted Bid, unless the number of Outstanding shares of APS subject to all such Submitted Bids shall be greater than the number of shares of APS (“remaining shares”) in the excess of the Available APS of such series over the number of shares of APS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold shares of APS subject to such Submitted Bid, but only in an amount equal to the number of shares of APS of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of APS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

(v) each Potential Holder’s Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available APS of such series over the number of shares of APS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of APS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of APS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

(b) If Sufficient Clearing Bids for shares of a series of APS have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

(i) Existing Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Dividend Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the shares of APS subject to such Submitted Bids;

(ii) Potential Holders’ Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Dividend Rate for shares of such series shall be accepted; and

(iii) Each Existing Holder’s Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Dividend Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

(c) If all of the Outstanding shares of a series of APS are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

(d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of such series of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of APS.

(e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of APS of such series for purchase among Potential Holders so that only whole shares of APS of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of APS of such series on such Auction Date.

(f) Based on the results of each Auction for shares of a series of APS, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of APS of such series. Notwithstanding any provision of the Auction Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of a series of APS with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of APS that have been made in respect of Potential Holders’ or Potential Beneficial Owners’ submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

(g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of any series of APS or to pay for shares of any series of APS sold or purchased pursuant to the Auction Procedures or otherwise.

5.	Auction Agent.

For so long as shares of any series of APS are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that shares of any series of APS are outstanding, the Board of Directors shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent’s registry of Existing Holders of a series of APS shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for a series of APS and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer’s inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer’s inquiry.

6.	Transfer of APS.

Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of any series of APS only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of shares of APS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

7.	Global Certificate.

Prior to the commencement of a Voting Period, (i) all of the shares of a series of APS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of APS shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

8.	Force Majeure.

(a) Notwithstanding anything else set forth herein, if an Auction Date for shares of a series of APS is not a Business Day because the New York Stock Exchange is closed for business due to an “act of God,” nat- ural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services or the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Dividend Rate for shares of such series for the next Subsequent Dividend Period shall be the Applicable Dividend Rate most recently in effect for shares of such series, provided, however, that, if the affected Subsequent Dividend Period is a Special Dividend Period, the next Subsequent Dividend Period shall be a Standard Dividend Period and the Applicable Dividend Rate for shares of such series during such Standard Dividend Period shall be 80% of the Reference Rate applicable to such Standard Dividend Period.

(b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or com- munications services or the dividend payable on such date can not be paid for any such reason, then:

(i) the Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and the Paying Agent, if any, are able to cause the dividend to be paid using their reasonable best efforts;

(ii) the affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

(iii) the next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements

In Part A:

Financial Highlights - Selected Per Share Data and Ratios

Financial Highlights - Information Regarding Senior Securities

In Part B:

Report of independent registered public accountants

Schedule of Investments at December 31, 2005

Statement of Assets and Liabilities at December 31, 2005

Statement of Operations for the year ended December 31, 2005

Statement of Changes in Net Assets for the years ended December 31, 2005 and 2004

Statement of Cash Flows for the year ended December 31, 2005

Notes to Financial Statements

Financial Highlights - Selected Per Share Data and Ratios

2.	Exhibits

	a.1	Articles of Amendment and Restatement filed May 11, 2006

	a.2	Articles Supplementary filed June 2, 2006

a.3	Form of Articles Supplementary Creating Series T and Series TH of Auction Preferred Stock
(Incorporated by reference to Appendix A to the Statement of Additional Information)

b.	Bylaws

c.	None

d.1	Specimen common stock certificate (Incorporated by reference from Registrant’s registration statement on Form N-2, no. 33-10421)

d.2	Form of certificate of Remarketed Preferred Stock, Series A (Incorporated by reference from pre-effective amendment no. 2 to Registrant’s registration statement on Form N-2,
no. 33-22933)

d.3	Form of certificate of Remarketed Preferred Stock, Series B (Incorporated by reference from pre-effective amendment no. 1 to Registrant’s registration statement on Form N-2,
no. 33-24101)

d.4	Form of certificate of Remarketed Preferred Stock, Series C (Incorporated by reference from pre-effective amendment no. 1 to Registrant’s registration statement on Form N-2,
no. 33-24100)

d.5	Form of certificate of Remarketed Preferred Stock, Series D (Incorporated by reference from pre-effective amendment no. 1 to Registrant’s registration statement on Form N-2,
no. 33-24102)

d.6	Form of certificate of Remarketed Preferred Stock, Series E (Incorporated by reference from pre-effective amendment no. 1 to Registrant’s registration statement on Form N-2,
no. 33-24099)

d.7	Form of certificate of Remarketed Preferred Stock, Series I (Incorporated by reference from pre-effective amendment no. 2 to Registrant’s registration statement on Form N-2,
no. 33-22933)

d.8	Form of certificate of Auction Preferred Stock, Series M (Incorporated by reference from pre-effective amendment no. 1 to Registrant’s registration statement on Form N-2,
no. 333-130598)

d.9	Form of certificate of Auction Preferred Stock, Series W (Incorporated by reference from pre-effective amendment no. 1 to Registrant’s registration statement on Form N-2,
no. 333-130598)

d.10	Form of certificate of Auction Preferred Stock, Series F (Incorporated by reference from pre-effective amendment no. 1 to Registrant’s registration statement on Form N-2,
no. 333-130598)

d.11	Form of certificate of Auction Preferred Stock, Series T

d.12	Form of certificate of Auction Preferred Stock, Series TH

e.	Document setting forth the terms of Registrant’s dividend reinvestment plan (Incorporated by reference from post-effective amendment no. 46 to Registrant's registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-4915)

f.	None

g.1	Investment Advisory Agreement (Incorporated by reference from post-effective amendment no. 39 to Registrant’s registration statement under the Investment Company
Act of 1940 on Form N-2, no. 811-4915)

g.2	Service Agreement (Incorporated by reference from post-effective amendment no. 39 to
Registrant’s registration statement under the Investment Company Act of 1940 on Form
N-2, no. 811-4915)

g.3	Administration Agreement (Incorporated by reference from post-effective amendment
no. 39 to Registrant’s registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-4915)

h.	Form of Underwriting Agreement*

i.	Not applicable

j.1	Custody Agreement (Incorporated by reference from post-effective amendment no. 45 to
Registrant’s registration statement under the Investment Company Act of 1940 on Form
N-2, no. 811-4915)

j.2	Foreign Custody Manager Agreement (Incorporated by reference from post-effective amendment no. 45 to Registrant’s registration statement under the Investment Company
Act of 1940 on Form N-2, no. 811-4915)

k.1	Fund Accounting Agreement (Incorporated by reference from post-effective amendment
no. 45 to Registrant’s registration statement under the Investment Company Act of 1940 on Form N-2, no. 811-4915)

k.2	Form of Remarketing Agreement (Incorporated by reference from exhibit k.3 to pre-effective amendment no. 3 to Registrant’s registration statement on Form N-2, no.
33-22933)

*	To be filed by amendment

k.3	Form of Paying Agent Agreement (Incorporated by reference from exhibit k.4 to pre-effective amendment no. 3 to Registrant’s registration statement on Form N-2, no.
33-22933)

k.4	Form of Auction Agency Agreement (Incorporated by reference from
Exhibit k.10 to Registrant’s registration statement on Form N-2; no. 333-133715)

k.5	Form of Moody’s Preferred Stock Guidelines (Incorporated by reference from Exhibit k.11 to pre-effective amendment no. 1 to Registrant’s registration statement on Form N-2,
no. 333-130598)

k.6	Form of Standard & Poor’s Preferred Stock Guidelines (Incorporated by reference from Exhibit k.12 to pre-effective amendment no. 1 to Registrant’s registration statement on Form N-2,
no. 333-130598)

l.1	Opinion and Consent of Mayer, Brown, Rowe & Maw LLP

l.2	Opinion and Consent of DLA Piper Rudnick Gray Cary US LLP

m.	Not applicable

n.	Consent of Independent Registered Public Accounting Firm

o.	Not applicable

p.	Subscription Agreement for initial capital (Incorporated by reference from Registrant’s registration statement on Form N-2, no. 33-10421)

q.	Not applicable

r.1	Amended and Restated Code of Ethics of Registrant (Incorporated by reference from
Registrant’s registration statement on Form N-2, no. 333-130598)

r.2	Amended and Restated Code of Ethics of Duff & Phelps Investment Management Co.
(investment adviser to Registrant) (Incorporated by reference from Registrant’s registration statement on Form N-2, no. 333-130598)

s.	Powers of Attorney

Item 26. Marketing Arrangements

             Reference is made to the form of Underwriting Agreement to be filed by amendment.

Item 27. Other Expenses of Issuance and Distribution

             The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

Registration and filing fees	$21,400

Rating fees*	30,000

Printing*	30,000

Accounting fees and expenses*	35,000

Legal fees and expenses*	35,000

Miscellaneous*	1,000

Total*	$152,400

* Estimated

Item 28. Persons Controlled by or Under Common Control

             The Fund does not consider that it is controlled, directly or indirectly, by any person.

Item 29. Number of Holders of Securities

Number of
Record Holders
Title of Class	May 31, 2006

Common Stock, $.001 par value	22,870

Preferred Stock, $.001 par value	1

Item 30. Indemnification

            Maryland law permits a corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Registrant’s charter contains a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law.

            Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding unless it is established that:

•          the act or omission was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty,

•          the director or officer actually received an improper personal benefit in money, property or services or

 •          in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

            A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the prescribed standard of conduct is not met. However, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

            In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed if it is ultimately determined that the standard of conduct was not met.

            The Registrant’s charter obligates it, to the maximum extent permitted by Maryland law but subject to the exclusion required by Section 17(h) of the Investment Company Act of 1940, to indemnify (a) any present or former director or officer or (b) any director or officer who, at the Registrant’s request, serves another enterprise as a director or officer. The Bylaws of the Registrant obligate it to provide advance of expenses to the fullest extent permitted by Maryland law, except as limited by the Investment Company Act of 1940. Additionally, the Registrant’s Bylaws permit it to indemnify any other employees or agents of the Registrant to the extent authorized by the Registrant’s Board of Directors.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the

Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

          The Registrant, its directors and officers, the Adviser and persons affiliated with them are insured under policies of insurance maintained by the Registrant and the Adviser, within the limits and subject to the limitations of the policies, against certain expenses in connection with the defense of actions, suits or proceedings and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such directors or officers. The policies expressly exclude coverage for any director or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 31. Business and Other Connections of Investment Adviser

          Neither Duff & Phelps Investment Management Co., nor any of its directors or executive officers, has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its or his own account or in the capacity of director, officer, employee, partner or trustee, except as indicated in this Registration Statement.

Item 32. Location of Accounts and Records

          All accounts, books and other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Fund (55 East Monroe Street, Suite 3600, Chicago, Illinois 60603), the Adviser, the Administrator and the Fund’s custodian and transfer agents. See “Management of the Fund-Investment Adviser,” “Management of the Fund-Administrator” and “Underwriting-Custodian agent, transfer agent and auction agent” for the addresses of the Adviser, the Administrator and the Fund’s custodian and transfer agents.

Item 33. Management Services

           Not applicable.

Item 34. Undertakings

           1. The Registrant hereby undertakes to suspend the offering of shares until it amends its Prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

          2. Not applicable.

          3. Not applicable.

          4. Not applicable.

          5. The Registrant hereby undertakes:

          (a) for the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of Prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of Prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

          (b) for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of Prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

          6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, its Statement of Additional Information.

SIGNATURES

     Pursuant to requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Chicago, and the state of Illinois, on the 5th day of July, 2006.

DNP SELECT INCOME FUND INC.

By: /s/ Nathan I. Partain
Name: Nathan I. Partain
Title: President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Nathan I. Partain	Nathan I. Partain	July 5, 2006
President and
Chief Executive Officer
(Principal Executive Officer)

/s/ Joseph C. Curry, Jr.	Joseph C. Curry, Jr.	July 5, 2006
Senior Vice President
and Treasurer
(Principal Financial and
Accounting Officer)

* ________________________________	Stewart E. Conner	July 5, 2006
Director

* ________________________________	Connie K. Duckworth	July 5, 2006
Director

* ________________________________	Robert J. Genetski	July 5, 2006
Director

* ________________________________	Francis E. Jeffries	July 5, 2006
Director
and Chairman of the Board

* ________________________________	Nancy Lampton	July 5, 2006
Director
and Vice Chairman of the Board

* ________________________________	Christian H. Poindexter	July 5, 2006
Director

* ________________________________	Carl F. Pollard	July 5, 2006
Director

* ________________________________	David J. Vitale	July 5, 2006
Director

*By: /s/ Nathan I. Partain
Nathan I. Partain
Attorney-in-Fact

EXHIBIT INDEX

Sequential
Exhibit No.	Description	Page No.
a.1	Articles of Amendment and Restatement filed May 11, 2006
a.2	Articles Supplementary filed June 2, 2006
b	Bylaws
d.11	Form of Certificate of Auction Preferred Stock, Series T
d.12	Form of Certificate of Auction Preferred Stock, Series TH
l.1	Opinion of Mayer, Brown, Rowe & Maw LLP
l.2	Opinion of DLA Piper Rudnick Gray Cary US LLP
n	Consent of Independent Registered Public Accounting Firm
s	Powers of Attorney